SCHEDULE 14A INFORMATION
                               Proxy Statement Pursuant to Section 14(a) of the
                                        Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
|X | Preliminary Proxy Statement
| | Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
| | Definitive Proxy Statement
| | Definitive Additional Materials
| | Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                                             The PBHG Funds, Inc.
                                  -------------------------------------------
                               (Name of Registrant as Specified in Its Charter)


                               ------------------------------------------------
                                  (Name of Person(s) Filing Proxy Statement,
                                         if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
|X| No fee required
| | Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)  Title of each class of securities to which transaction applies:

     ------------------------------------------------------------------------
(2)  Aggregate number of securities to which transaction applies:

     ------------------------------------------------------------------------

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     ------------------------------------------------------------------------

(4)  Proposed maximum aggregate value of transaction:

     ------------------------------------------------------------------------

(5)  Total fee paid:

     ------------------------------------------------------------------------



| |  Fee paid previously with preliminary materials.
| | Check box if any part of the fee is offset as provided by Exchange Act rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or Schedule and the date of its filing.

(1)  Amount Previously Paid:

(2)  Form, Schedule or Registration Statement No.:

(3)  Filing Party:

(4)  Date Filed:

                                                                DECEMBER 6, 2000

             IMPORTANT NEWS FOR SHAREHOLDERS OF THE PBHG FUNDS, INC.


         While we encourage you to read the full text of the enclosed Proxy Statement, here is a brief overview of some matters affecting The PBHG Funds, Inc. (the "Company") that require a shareholder vote.



                          Q & A: QUESTIONS AND ANSWERS

Q.       WHAT IS HAPPENING?


A. Old Mutual plc, a United Kingdom-based financial services group ("Old Mutual"), has acquired United Asset Management Corporation ("UAM"), the parent company of the Company's investment adviser, Pilgrim Baxter & Associates, Ltd. ("Pilgrim Baxter"), and two of the Company's investment sub-advisers, Pilgrim Baxter Value Investors, Inc. and Murray Johnstone International Limited. This acquisition caused a change in the control of Pilgrim Baxter and those sub-advisers, resulting in the automatic termination of the advisory and sub-advisory agreements for the separate portfolios of the Company (Each separate portfolio is referred to as a "Fund"; collectively, the separate portfolios are referred to as the "Funds"). The Company's Board of Directors has approved, subject to shareholder approval, new investment advisory agreements for all Funds, and new sub-advisory agreements for those Funds having a sub-advisor.


         The Board of Directors is also taking this opportunity to ask shareholders to vote on certain other matters affecting the Funds. The following pages give you additional information about Old Mutual, the acquisition, and the matters on which you are being asked to vote. THE DIRECTORS OF THE COMPANY, INCLUDING THOSE WHO ARE INDEPENDENT DIRECTORS OF THE COMPANY, UNANIMOUSLY RECOMMEND THAT YOU VOTE FOR EACH OF THESE PROPOSALS.


Q.       WHY DID YOU SEND ME THESE MATERIALS?


A. You are receiving these materials--a booklet that includes the Proxy Statement and one or more proxy cards--because you have the right to vote on the important proposals concerning your investment in one or more of the Funds.


Q.       WHY ARE MULTIPLE CARDS ENCLOSED?


A. If you own shares of more than one of the Funds, you will receive a proxy card for each Fund you own.

Q. WHY AM I BEING ASKED TO VOTE ON A PROPOSED NEW ADVISORY AND SUB-ADVISORY AGREEMENTS IN PROPOSALS NO. 1 AND 2?


A. Under the Investment Company Act of 1940 (which regulates investment companies such as the Company), a change in control of an investment company's adviser results in a termination of all advisory agreements between that investment company and the adviser and requires the shareholders to approve new advisory agreements. Therefore, the advisory agreement between the Company and Pilgrim Baxter terminated as a result of UAM's Transaction with Old Mutual. In addition, all sub-advisory agreements for those Funds having a sub-advisor have also automatically terminated. Consequently, shareholder approval of new advisory agreements between the Company and Pilgrim Baxter, and new sub-advisory agreements among the Company, Pilgrim Baxter, and the sub-advisers are now required. The new advisory and sub-advisory agreements are identical in all material respects to the former advisory and sub-advisory agreements including the fees paid under them.


Q.       HOW WILL THE UAM/OLD MUTUAL TRANSACTION AFFECT ME?


A. Pilgrim Baxter and Old Mutual have assured the Board that there will be no reduction in the nature or quality of its services to the Funds as a result of the transaction, nor will there be any increase in fees or expenses as a result of the transaction.


Q.       WHAT OTHER ITEMS AM I BEING ASKED TO VOTE ON?


A. You are being asked to vote on proposals to standardize the various fundamental investment policies of the Funds. Additionally, you are being asked to vote on reorganizing the Company, which is currently a Maryland corporation, into a Delaware business trust. THE BOARD OF DIRECTORS OF THE COMPANY, INCLUDING THOSE WHO ARE INDEPENDENT DIRECTORS OF THE COMPANY, UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR EACH OF THESE PROPOSALS.


Q.       WHOM DO I CALL FOR MORE INFORMATION OR TO PLACE MY VOTE?


A. You can vote easily and quickly at the proxy solicitors' web site, WWW.PROXYVOTE.COM, by calling the toll-free telephone number printed on your proxy card, by mail, or in person. If you need more information on how to vote, or if you have any questions, please call your financial representative or the Company's information agent at 1-800-433-0051.

      YOUR VOTE IS IMPORTANT AND WILL HELP AVOID THE ADDITIONAL EXPENSE OF
                             ANOTHER SOLICITATION.


                   THANK YOU FOR PROMPTLY RECORDING YOUR VOTE.

                              THE PBHG FUNDS, INC.
                                PBHG Growth Fund
                            PBHG Emerging Growth Fund
                           PBHG Large Cap Growth Fund
                             PBHG Select Equity Fund
                              PBHG Core Growth Fund
                                PBHG Limited Fund
                             PBHG Large Cap 20 Fund
                           PBHG New Opportunities Fund
                            PBHG Large Cap Value Fund
                             PBHG Mid-Cap Value Fund
                            PBHG Small Cap Value Fund
                             PBHG Focused Value Fund
                             PBHG International Fund
                             PBHG Cash Reserves Fund
                      PBHG Technology & Communications Fund
                        PBHG Strategic Small Company Fund
                  PBHG Global Technology & Communications Fund
                                 P.O. Box 219534
                           Kansas City, MO 64121-9534

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON January 25, 2001

NOTICE IS HEREBY GIVEN that a special meeting of shareholders of each series portfolio (each, a "Fund") of The PBHG Funds, Inc. (the "Company"), will be held at the Peninsula Hotel, Le Grande Salle Room, 700 Fifth Avenue in New York City on January 25, 2001 at 10:00 AM for the following purposes:

1.       To approve new investment advisory agreements for each Fund.

2.       To approve new investment sub-advisory agreements:


         a. With Pilgrim Baxter Value Investors, Inc. for PBHG Large Cap Value Fund, PBHG Mid-Cap Value Fund, PBHG Small Cap Value Fund, PBHG Focused Value Fund and PBHG Strategic Small Company Fund;

         b. With Wellington Management Company, LLP for PBHG Cash Reserves Fund; and

         c. With Murray Johnstone International Limited for PBHG International Fund.

3.       To approve changes to each Fund's fundamental investment restrictions.

4. To approve reorganizing the Company as a Delaware business trust and thereafter dissolving the existing Maryland corporation.

5. To transact any other business that may properly come before the meeting or any adjournments thereof.

Shareholders of record at the close of business on November 17, 2000 are entitled to notice of, and to vote at, the meeting or any adjournments thereof. You are invited to attend the meeting, but if you cannot do so, please complete and sign the enclosed proxy and return it in the accompanying envelope as promptly as possible. Your vote is important no matter how many shares you own. You can vote easily and quickly at the proxy solicitors' web site www.proxyvote.com, by calling the toll-free telephone number printed on your proxy card, by mail, or in person. You may change your vote even though a proxy has already been returned either by written notice to the Company, by mail, submitting a subsequent proxy, or by voting in person at the meeting.

By Order of the Board of Directors of the Company.

John M. Zerr
Secretary
Kansas City, MO
November __, 2000

                              The PBHG Funds, Inc.
                                 P.O. Box 219534
                           Kansas City, MO 64121-9534
                                 1-800-433-0051





                                 PROXY STATEMENT
                       SPECIAL MEETING OF SHAREHOLDERS OF


                              THE PBHG FUNDS, INC.



                         TO BE HELD ON January 25, 2001

         This proxy statement is furnished in connection with the solicitation by the Board of Directors of The PBHG Funds, Inc. (the "Company"), for the special meeting of shareholders of PBHG Growth Fund, PBHG Emerging Growth Fund, PBHG Large Cap Growth Fund, PBHG Select Equity Fund, PBHG Core Growth Fund, PBHG Limited Fund, PBHG Large Cap 20 Fund, PBHG New Opportunities Fund, PBHG Large Cap Value Fund, PBHG Mid-Cap Value Fund, PBHG Small Cap Value Fund, PBHG Focused Value Fund, PBHG International Fund, PBHG Cash Reserves Fund, PBHG Technology & Communications Fund, PBHG Strategic Small Company Fund, and PBHG Global Technology & Communications Fund (each a "Fund" and collectively the "Funds"), to be held at the Peninsula Hotel, La Grande Salle Room, 700 Fifth Avenue in New York City on Thursday, January 25, 2001 at 10:00 A.M., and all adjournments thereof (the "Meeting"). Shareholders of record at the close of business on November 17, 2000 (the "Record Date") are entitled to notice of, and to vote at, the Meeting. This proxy statement and the accompanying notice of meeting and proxy card(s) are first being mailed to shareholders on or about December 6, 2000.

         A director who is an interested person of the Company is referred to in this proxy statement as an "Interested Director." A director may be an interested person of the Company because he or she is affiliated with a Fund's investment adviser, sub-adviser or the Company's distributor, SEI Investments Distribution Co. ("SEI"). Directors who are not interested persons of the Company are referred to in this proxy statement as "Independent Directors."


SHAREHOLDER VOTING
------------------

         The Board intends to bring before the Meeting the matters set forth in the foregoing notice. If you wish to participate in the Meeting you may submit the proxy card(s) included with this proxy statement or attend in person. YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. You can vote easily and quickly at the proxy solicitors' web site, by toll-free telephone, by mail, by facsimile or in person. You may change your vote even though a proxy has already been returned either by written notice to the Company, by mail, submitting a subsequent proxy, or by voting in person at the meeting. A more detailed description of the various voting procedures is provided in the section SHAREHOLDER VOTING PROCEDURES beginning on page 19 below.


SUMMARY OF PROPOSALS REQUIRING SHAREHOLDER VOTE
-----------------------------------------------


REQUIRED VOTE

         The following table summarizes the proposals submitted at the Meeting, the Fund shareholders entitled to vote on the proposals and the vote required approving each proposal.


  Proposal                                                                                   Fund Shareholders
  Number          Proposal Description                                                       Entitled to Vote
---------------------------------------------------------------------------------------------------------------------------
   1*             To approve a new investment advisory agreement with Pilgrim                      ALL FUNDS
                  Baxter & Associates, Ltd. ("Pilgrim Baxter")
---------------------------------------------------------------------------------------------------------------------------
   2              To approve new investment sub-advisory agreements                         SEE 2A, B AND C BELOW
---------------------------------------------------------------------------------------------------------------------------
   2A*            TO APPROVE A NEW INVESTMENT SUB-ADVISORY AGREEMENT                       PBHG LARGE CAP VALUE FUND
                  WITH PILGRIM BAXTER VALUE INVESTORS, INC. ("VALUE  INVESTORS")            PBHG MID-CAP VALUE FUND
                                                                                           PBHG SMALL CAP VALUE FUND
                                                                                            PBHG FOCUSED VALUE FUND
                                                                                        PBHG STRATEGIC SMALL COMPANY FUND
                                                                                              (EACH A "VALUE FUND;"
                                                                                        COLLECTIVELY, THE "VALUE FUNDS")
---------------------------------------------------------------------------------------------------------------------------
   2B*            TO APPROVE A NEW INVESTMENT SUB-ADVISORY AGREEMENT WITH                 PBHG CASH RESERVES FUND
                  WELLINGTON MANAGEMENT COMPANY, LTD. ("WELLINGTON")
---------------------------------------------------------------------------------------------------------------------------
   2C*            TO APPROVE A NEW INVESTMENT SUB-ADVISORY AGREEMENT WITH MURRAY           PBHG INTERNATIONAL FUND
                  JOHNSTONE INTERNATIONAL LTD. ("MURRAY JOHNSTONE")
---------------------------------------------------------------------------------------------------------------------------
   3              To adopt changes to the fundamental investment                           SEE 3A THROUGH 3M BELOW
                  restrictions for each Fund as listed below:
---------------------------------------------------------------------------------------------------------------------------
   3A*            ISSUER DIVERSIFICATION                                                      ALL FUNDS EXCEPT
                                                                                             PBHG TECHNOLOGY &
                                                                                            COMMUNICATIONS FUND,
                                                                                          PBHG GLOBAL TECHNOLOGY &
                                                                                            COMMUNICATIONS FUND,
                                                                                          PBHG LARGE CAP 20 FUND,
                                                                                               PBHG CASH PBHG
                                                                                              RESERVES FUND AND
                                                                                          PBHG FOCUSED VALUE FUND
---------------------------------------------------------------------------------------------------------------------------
   3B*            BORROWING MONEY AND ISSUING SENIOR SECURITIES                                  ALL FUNDS
---------------------------------------------------------------------------------------------------------------------------
   3C*            UNDERWRITING SECURITIES                                                        ALL FUNDS
---------------------------------------------------------------------------------------------------------------------------

                                      2

  Proposal                                                                                   Fund Shareholders
  Number          Proposal Description                                                       Entitled to Vote
---------------------------------------------------------------------------------------------------------------------------
   3D*            INDUSTRY CONCENTRATION                                                    ALL FUNDS EXCEPT
                                                                                           PBHG TECHNOLOGY &
                                                                                         COMMUNICATIONS FUND AND
                                                                                        PBHG GLOBAL TECHNOLOGY &
                                                                                           COMMUNICATIONS FUND
---------------------------------------------------------------------------------------------------------------------------
   3E*            PURCHASING OR SELLING REAL ESTATE                                              ALL FUNDS
---------------------------------------------------------------------------------------------------------------------------
   3F*            PURCHASING OR SELLING COMMODITIES                                              ALL FUNDS
---------------------------------------------------------------------------------------------------------------------------
   3G*            MAKING LOANS                                                                   ALL FUNDS
---------------------------------------------------------------------------------------------------------------------------
   3H*            INVESTING ALL ASSETS IN AN OPEN END FUND                                       ALL FUNDS
---------------------------------------------------------------------------------------------------------------------------
   3I*            INVESTING IN OIL, GAS OR OTHER MINERAL EXPLORATION                         ALL FUNDS EXCEPT
                  OR DEVELOPMENT PROGRAMS                                               PBHG FOCUSED VALUE FUND AND
                                                                                          PBHG NEW OPPORTUNITIES
---------------------------------------------------------------------------------------------------------------------------
   3J*            INVESTING IN COMPANIES FOR THE PURPOSE OF CONTROL                 ALL FUNDS EXCEPT PBHG GROWTH FUND,
                                                                                       PBHG FOCUSED VALUE FUND AND
                                                                                          PBHG NEW OPPORTUNITIES
---------------------------------------------------------------------------------------------------------------------------
   3K*            MAKING SHORT SALES OR MARGIN PURCHASES                            ALL FUNDS EXCEPT PBHG GROWTH FUND,
                                                                                        PBHG FOCUSED VALUE FUND,
                                                                                       AND PBHG NEW OPPORTUNITIES
---------------------------------------------------------------------------------------------------------------------------
   3L*            PLEDGING ASSETS                                                  ALL FUNDS EXCEPT PBHG FOCUSED VALUE
                                                                                  FUND AND PBHG NEW OPPORTUNITIES FUND
---------------------------------------------------------------------------------------------------------------------------
   3M*            INVESTING IN PUTS AND CALLS                                                PBHG GROWTH FUND
---------------------------------------------------------------------------------------------------------------------------
   4**            TO REORGANIZE AS A DELAWARE BUSINESS TRUST                                    ALL FUNDS
---------------------------------------------------------------------------------------------------------------------------

*      Under the Investment Company Act of 1940, as amended (the "1940 Act"), approval of each of these proposals requires the affirmative vote of the lesser of (a) 67% or more of the voting securities of the particular
       Fund present at the meeting or represented by proxy if the holders of more than 50% of the outstanding voting securities of that Fund are present or represented by proxy or (b) more than 50% of the outstanding voting securities of the particular Fund.

**     Approval of this proposal requires a majority of all outstanding shares of the Company.




PROPOSAL 1: APPROVAL OF A NEW INVESTMENT ADVISORY AGREEMENT
-----------------------------------------------------------


INTRODUCTION

         ASSIGNMENT OF FORMER ADVISORY AGREEMENTS AND APPROVAL OF INTERIM ADVISORY ARRANGEMENTS

         On September 26, 2000, Old Mutual plc, an English public limited company, ("Old Mutual"), acquired the outstanding shares of United Asset Management Corporation ("UAM"), the parent company of Pilgrim Baxter, Value Investors and Murray Johnstone, through a cash tender offer and subsequent merger (the "Transaction").

         Old Mutual is a United Kingdom-based financial services group with a substantial life assurance business in South Africa and other southern African countries and an integrated, international portfolio of activities in asset management, banking and general insurance. The acquisition of UAM increased Old Mutual's assets under management to approximately $275 billion. Old Mutual's principal offices are located at 3rd Floor, Lansdowne House, 57 Berkley Square, London, WIX 5DH, United Kingdom.

         The consummation of the Transaction constituted an "assignment," as that term is defined in the 1940 Act, of the Fund's Former Investment Advisory and Sub-Advisory Agreements for the Funds. As required by the 1940 Act, these Former Investment Advisory and Sub-Advisory Agreements (collectively, the "Former Advisory Agreements") automatically terminated upon their assignment.

         As an interim measure to avoid any lapse in investment advisory services to the Funds as a consequence of these terminations, the Board has continued the advisory services under an Interim Investment Advisory Agreement between each Fund and Pilgrim Baxter, and Interim Investment Sub-Advisory Agreements among the PBHG Value Funds, Pilgrim Baxter and Value Investors, among PBHG International Fund, Pilgrim Baxter and Murray Johnstone, and among Pilgrim Baxter, PBHG Cash Reserves Fund, Pilgrim Baxter and Wellington (collectively, the "Interim Advisory Agreements"). (Wellington is not affiliated with Pilgrim Baxter, UAM or Old Mutual.)

         All compensation earned by Pilgrim Baxter or by a sub-advisor under the Interim Advisory Agreements is being held in interest-bearing escrow accounts pending shareholder approval of new investment advisory and sub-advisory agreements for a period of up to 150 days from the termination of the Former Advisory Agreements. If shareholders approve the new investment advisory and sub-advisory agreements, the amount held in the escrow accounts, plus interest, will be paid to Pilgrim Baxter, Value Investors, Murray Johnstone, and Wellington. If shareholders do not approve any of the related new advisory agreements, Pilgrim Baxter, Value Investors, Murray Johnstone, and Wellington, as applicable, will each receive the lesser of the costs incurred in performing its services under the applicable Interim Advisory Agreement or the total amount in the escrow account, plus interest earned.

         All of the Funds are currently operating under these Interim Advisory Agreements which became effective on September 26, 2000, and none of these Agreements have been voted upon by shareholders.

         Shareholders of the PBHG International Fund should also know that subsequent September 26, 2000, the effective date of the Fund's Interim Investment Sub-Advisory Agreement, Old Mutual announced it had reached an agreement to sell Murray Johnstone to Aberdeen Asset Management plc. The consummation of this sale would constitute an "assignment," as that term is defined in the 1940 Act of the Fund's Interim Investment Sub-Advisory Agreement, and as required by the 1940 Act this Interim Investment Sub-Adviosry Agreement would automatically terminate upon its assignment. As an interim measure to avoid any lapse in the investment sub-advisory services to the PBHG International Fund as a consequence of the termination of the Interim Investment Sub-Advisory Agreement, the Board approved continuing the sub-advisory services of Murray Johnstone under another interim agreement which would become effective upon the termination of the Interim Investment Sub-Advisory Agreement. As of the date this proxy statement was printed, shareholders of the PBHG International Fund have not voted upon the this other interim investment sub-adviosry agreement and the PBHG International Fund was still operating under the Interim Investment Sub-Advisory Agreement which became effective on September 26, 2000.

         NEW ADVISORY AGREEMENTS

         The Board has also approved, subject to shareholder approvals, longer term investment advisory agreements under a New Investment Advisory Agreement between the Company on behalf of each Fund and Pilgrim Baxter, and New Investment Sub-Advisory Agreements among the Company, Pilgrim Baxter and Value Investors for the Value Funds, among the Company, Pilgrim Baxter and Murray Johnstone for the PBHG International Fund, and among the Company, Pilgrim Baxter and Wellington for PBHG Cash Reserves Fund (collectively, the "New Advisory Agreements"). THE NEW ADVISORY AGREEMENTS ARE BEING SUBMITTED TO SHAREHOLDERS OF EACH FUND FOR APPROVAL.


         TRANSFERS OF CONTROL OF AN INVESTMENT ADVISER UNDER THE 1940 ACT

         Section 15(f) of the 1940 Act provides that an investment adviser to a registered investment company, and the affiliates of such adviser, may receive any amount or benefit in connection with a sale of any interest in such investment adviser which results in an assignment of an investment advisory contract if the following two conditions are satisfied: (1) for a period of three years after such assignment, at least 75% of the board of directors of the investment company cannot be "interested persons" (within the meaning of Section 2(a)(19) of the 1940 Act) of the new investment adviser or its predecessor, and
(2) an unfair burden may not be imposed on the investment company as a result of the assignment or any express or implied terms, conditions or understandings applicable thereto.

         Consistent with the first condition of Section 15(f), Old Mutual agreed as part of the Transaction that, for a period of three years after the closing of the Transaction, it will not take or recommend any action that would cause more than 25% of the Company's directors to be interested persons of any entity affiliated with Pilgrim Baxter.

         With respect to the second condition of Section 15(f), an unfair burden on an investment company is defined in the 1940 Act to include any arrangement during the two-year period after any such transaction occurs whereby the manager or investment adviser or its predecessor or successor, or any interested person of such adviser, predecessor or successor, receives or is entitled to receive any compensation from the investment company of two types, either directly or indirectly. The first type is compensation from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company, other than bona fide ordinary compensation as principal underwriter for such company. The second type is compensation from the investment company or its security holders for other than bona fide investment advisory or other services.

         Old Mutual has also agreed not to take or recommend any action that would constitute an unfair burden on the Company or the Funds within the meaning of Section 15(f). In this regard, Old Mutual and Pilgrim Baxter have represented to the Company that they will maintain the

Funds' existing expense limitation agreements for a period of two years from the date of the consummation of the Transaction. The expense limitation agreements are discussed in greater detail below under Description of New Investment Advisory Agreement - Expense Limitations.


DESCRIPTION OF THE NEW INVESTMENT ADVISORY AGREEMENT WITH PILGRIM BAXTER

         THE NEW INVESTMENT ADVISORY AGREEMENT WILL BE IDENTICAL IN ALL MATERIAL RESPECTS TO THE COMPANY'S FORMER INVESTMENT ADVISORY AGREEMENT EXCEPT FOR THE ELIMINATION OF THE EXPENSE LIMITATIONS PREVIOUSLY REQUIRED BY STATE SECURITIES LAWS. EACH FUND'S ADVISORY FEE RATE WILL REMAIN UNCHANGED.


         SERVICES AND EXPENSES

         The Company and Pilgrim Baxter had previously entered into a Former Investment Advisory Agreement with respect to each Fund. Both the former Investment Advisory Agreement and the New Investment Advisory Agreement obligate Pilgrim Baxter to: (i) provide a program of continuous investment management for the Fund in accordance with the Fund's investment objectives, policies and limitations; (ii) make investment decisions for the Fund; and (iii) place orders to purchase and sell securities for the Fund, subject to the supervision of the Company's Board of Directors.


         Both the Former and the New Investment Advisory Agreement (collectively, the "Advisory Agreements") require Pilgrim Baxter to pay its overhead and employee costs and the compensation and expenses of all its directors, officers and employees who serve as officers and executive employees of the Company. The Advisory Agreements provide that Pilgrim Baxter is not responsible for other expenses of operating the Company (these expenses include, but are not limited to, organization and certain offering expenses, legal expenses, auditing and accounting expenses, interest expenses, taxes and governmental fees, and custodial expenses).

         INVESTMENT ADVISORY FEES

         For its services under the New Investment Advisory Agreement, Pilgrim Baxter is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of: 0.85 % of each of PBHG Growth Fund's, PBHG Emerging Growth Fund's, PBHG Select Equity Fund's, PBHG Core Growth Fund's, PBHG Large Cap 20 Fund's, PBHG Mid-Cap Value Fund's, PBHG Focused Value Fund's and PBHG Technology & Communications Fund's average daily net assets; 0.75 % of the PBHG Large Cap Growth Fund's average daily net assets; 0.65% of the PBHG Large Cap Value Fund's average daily net assets; 1.00% of each of the PBHG Limited Fund's, PBHG New Opportunities Fund's, PBHG Small Cap Value Fund's, PBHG International Fund's and PBHG Strategic Small Company Funds' average daily net assets; 1.50% of the PBHG Global Technology & Communications Fund's average daily net assets; and 0.30% of the PBHG Cash Reserves Fund's average daily net assets. The investment advisory fees paid by certain of the Funds are higher than those paid by most investment companies, although Pilgrim Baxter believes the fees to be comparable to those paid by investment companies with similar investment objectives and policies. The same fees were payable under the Former Investment Advisory Agreement. A schedule of the Investment Advisory fees received by Pilgrim Baxter

(and any fee waivers) from each of the Funds for the fiscal year ended March 31, 2000 is attached as Schedule 1.

         EXPENSE LIMITATIONS

         In the interest of limiting the expenses of the Funds, Pilgrim Baxter has voluntarily entered into expense limitation agreements with the Company ("Expense Limitation Agreements") on behalf of certain Funds pursuant to which, with respect to the PBHG Class shares, Pilgrim Baxter has agreed to waive or limit a portion of its fee and to assume other expenses in an amount necessary to limit total annual operating expenses (exclusive of fees and expenses incurred under the Fund's Service Plan, interest, taxes, brokerage commissions, any expenditures that are capitalized in accordance with generally accepted accounting principles and any extraordinary expenses not incurred in the ordinary course of the Fund's business) for that Class to not more than 1.50% of the average daily net assets of each of the PBHG Growth Fund, PBHG Core Growth Fund, PBHG Limited Fund, PBHG New Opportunities Fund, PBHG Large Cap 20 Fund, PBHG Large Cap Value Fund, PBHG Mid-Cap Value Fund, PBHG Small Cap Value Fund, PBHG Focused Value Fund and PBHG Strategic Small Company Fund, to not more than 2.15% of the average daily net assets of PBHG Global Technology & Communications Fund and to not more than 2.25% of the average daily net assets of the PBHG International Fund. Reimbursement by these Funds of the advisory fees waived or limited and other expenses paid by Pilgrim Baxter pursuant to the Expense Limitation Agreements may be made at a later date when the Funds have reached a sufficient asset size to permit reimbursement to be made without causing the total annual expense rate of each Fund (exclusive of fees and expenses incurred under the Fund's Service Plan, interest, taxes, brokerage commissions, any expenditures that are capitalized in accordance with generally accepted accounting principles and any extraordinary expenses not incurred in the ordinary course of the Fund's business) to exceed 1.50% (or 2.15% for the PBHG Global Technology & Communications Fund and 2.25% for the PBHG International
Fund). Consequently, no reimbursement by a Fund will be made unless: (i) the Fund's assets exceed $75 million; (ii) the Fund's total annual expense ratio (exclusive of fees and expenses incurred under the Fund's Service Plan, interest, taxes, brokerage commissions, any expenditures that are capitalized in accordance with generally accepted accounting principles and any extraordinary expenses not incurred in the ordinary course of the Fund's business) is less than 1.50% (or 2.15% for the PBHG Global Technology & Communications Fund and 2.25% for the PBHG International Fund); and (iii) the payment of such reimbursement was approved by the Board of Directors.

         For purposes of calculating the extent to which advisory fees are waived or other expenses are reimbursed, the Company and Pilgrim Baxter will look to compensation payable under the Former Investment Advisory Agreement, the Interim Investment Advisory Agreement and the New Investment Advisory Agreement.

         The former Investment Advisory Agreement contained a provision previously required by state securities laws limiting expenses; those applicable state securities laws have been voided by the Federal National Securities Markets Improvement Act of 1996, and therefore the provision has been deleted from the New Investment Advisory Agreement.

         LIMITATIONS ON LIABILITY

         The Advisory Agreements provide certain limitations on Pilgrim Baxter's liability, but also provided that Pilgrim Baxter shall not be protected against any liability to the Company, the Funds or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations and duties thereunder.

         CONTINUANCE AND RENEWALS

         The continuance of the New Investment Advisory Agreement after the first two years must be specifically approved at least annually (i) by the Company's Board of Directors or by vote of a majority of the Fund's outstanding voting securities and (ii) by the affirmative vote of a majority of the Directors who are not parties to the agreement or interested persons of any such party by votes cast in person at a meeting called for such purpose. The New Investment Advisory Agreement may be terminated (i) at any time without penalty by the Fund upon the vote of a majority of the directors or by vote of the majority of the Fund's outstanding voting securities upon 60 days' written notice to Pilgrim Baxter or (ii) by Pilgrim Baxter at any time without penalty upon 60 days' written notice to the Fund. The New Investment Advisory Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act). The Former Investment Advisory Agreement contained identical provisions.

         INFORMATION ABOUT PILGRIM BAXTER

         Pilgrim Baxter currently has discretionary management authority with respect to over $25 billion in assets. In addition to advising the Funds, Pilgrim Baxter provides advisory services to PBHG Insurance Series Fund, Inc., pension and profit-sharing plans, charitable institutions, corporations, trusts, and other investment companies. The principal business address of Pilgrim Baxter is 825 Duportail Road, Wayne, Pennsylvania 19087. PBHG Fund Services, the Company's Administrator, is a wholly-owned subsidiary of Pilgrim Baxter. Value Investors, sub-adviser to the Value Funds, is a wholly-owned subsidiary of Pilgrim Baxter. A schedule of other investment companies with investment objectives similar to the Funds for which Pilgrim Baxter serves as investment adviser or sub-adviser, and related fees, is attached as SCHEDULE 2. The form of New Investment Advisory Agreement is attached to this proxy statement as EXHIBIT A.



DIRECTORS CONSIDERATION AND RECOMMENDATION

         At the April 4, 2000 and June 6, 2000 meetings of the Board of Directors, Harold Baxter, Chairman of the Company's Board of Directors and Chief Executive Officer of Pilgrim Baxter and Value Investors, informed the Independent Directors that UAM was engaged in merger discussions that might result in the future acquisition of UAM. The Independent Directors requested Mr. Baxter to keep them informed if any such plans materialized. At the meeting on June 6, the Independent Directors retained the firm of Kramer Levin Naftalis & Frankel, LLP ("Special Counsel") to advise them in the event that UAM entered into an acquisition agreement that would result in an assignment and termination of the Company's investment advisory and sub-advisory agreements. On June 19, 2000, both Old Mutual and UAM announced that they had entered into an agreement whereby Old Mutual would acquire UAM, subject to certain conditions.

         Following the announcement, and after the details of the Transaction had become clearer, the Board met by telephone on July 13, 2000 to review the Transaction. At that meeting, the Independent Directors asked Special Counsel to request from Old Mutual and Pilgrim Baxter information that would be necessary and appropriate for them to consider with respect to the approval of new investment advisory and sub-advisory agreements. On July 21, 2000, Special Counsel, in a letter to Old Mutual and Pilgrim Baxter, requested that they provide detailed information relating to the Transaction. The request indicated that the information would be important to the Independent Directors in making their decision on whether to approve the Interim Advisory Agreements and any New Advisory Agreements.

         On August 8, 2000, the Board, including all of the Independent Directors, met by telephone to discuss the material received from Old Mutual in response to Special Counsel's request. The Independent Directors requested that Special Counsel provide them with a complete analysis of the material provided. That analysis was provided to the Directors on August 28, 2000.

         On September 6, 2000, the Board, including all of the Independent Directors, again met by telephone to discuss in detail the information received and Special Counsel's analysis. The Independent Directors also discussed with Mr. Baxter how he expected the Transaction to affect Pilgrim Baxter and the Company. Among other things, Independent Directors determined that additional information from Old Mutual was necessary to adequately reach a conclusion on the advisory and sub-advisory agreements. Special Counsel requested supplemental information, and it was considered by the Independent Directors at their meeting on September 22, 2000.

         The Board met in person on September 22, 2000 for the purpose of considering the Interim Advisory Agreements. At the meeting, the Independent Directors reviewed the following information and representations:

         1. Information about Old Mutual, its corporate structure and general information about the Transaction;

         2. Information about how the Transaction would affect UAM, and Old Mutual's plan with respect to the future operation of UAM;

         3. Information about how the Transaction would affect Pilgrim Baxter, and Old Mutual's plan with respect to the future operation of Pilgrim Baxter;

         4. Old Mutual's stated commitment to retain the existing Pilgrim Baxter management team, including the portfolio managers for the Funds;

         5. Old Mutual's representation that there were no current plans to change any of the sub-advisory relationships in existence with the Funds; and

         6. The fact that there were no material differences between the Interim Advisory Agreements and the former Investment Advisory Agreements, and that the advisory fees to be imposed under the Interim Advisory Agreements would be identical to those that existed under the former Investment Advisory Agreements.

         After reviewing all of this information and the representations provided, and after the Independent Directors consulted with Special Counsel, the Board, including the Independent Directors voting unanimously, approved the Interim Advisory Agreements and requested that appropriate individuals representing Old Mutual attend a meeting called for November 13, 2000 to consider the new Investment Advisory and Investment Sub-Advisory Agreements.

         At its meeting on November 13, 2000, the Directors met in person for the purpose of considering new Investment Advisory and Investment Sub-Advisory Agreements and for the purpose of considering a another interim investment sub-advisory agreement with Murray Johnstone for the PBHG International Fund in light of events that occurred subsequent to the Board approving the Interim Advisory Agreements on September 22, 2000. At the November 13, 2000 meeting, the Directors reviewed and reconsidered all of the information provided, including the information and representations considered at the September 22, 2000 meeting, and the analysis of that information, as well as information from Murray Johnstone and Old Mutual regarding Old Mutual's sale of Murray Johnstone to Aberdeen. In addition, the Directors met with Kevin Carter, Chairman and CEO of OM Asset Management (the "Old Mutual Representative"). Further, with respect to the new Investment Advisory Agreement between each Fund and Pilgrim Baxter, the Board particularly considered the following factors: (1) the experience of Old Mutual in the asset management business; (2) the financial strength of Old Mutual; (3) the stated expectation that there would be no material change to the corporate structure of Pilgrim Baxter; (4) Old Mutual's stated commitment to retain the existing Pilgrim Baxter management team, including the portfolio managers for the Funds; (5) that there were no current plans to materially change the Value Investors and Wellington sub-advisory relationships that existed with the Funds; the Old Mutual Representative indicated, however, that although Old Mutual had agreed to sell its ownership interest in Murray Johnstone to Aberdeen, Old Mutual did not know the date upon which the sale would be consummated; (6) that the advisory fees imposed under the new Investment Advisory Agreement are identical to those that existed under the former Investment Advisory Agreement and currently exist under the Interim Investment Advisory Agreement (and would exist under the second interim investment advisory agreement for the PBHG International Fund; (7) the fact that there will be no material difference in the expense ratios of the Funds under the new Investment Advisory Agreement; (8) the representation by Old Mutual and Pilgrim Baxter that they will maintain the Funds' existing expense limitation agreements for a period of two years from the date of the consummation of the Transaction; (9) that for a period of three years from the date of the completion of the Transaction, at least 75% of the Company's Board will be comprised of directors who are not "interested persons" (as defined in the 1940
Act) of Pilgrim Baxter or any of the sub-advisers; (10) that there is no "unfair burden", as that term is described in the 1940 Act, imposed on the Company as a result of the Transaction and that Old Mutual has agreed not to take or recommend any action that would constitute such an unfair burden on the Company or the Funds; and (11) the fairness of the compensation payable to Pilgrim Baxter under the new

Investment Advisory Agreement in light of the services to be provided and Pilgrim Baxter's past performance.

         Based upon its review of all of the information provided, the consideration of the factors described above and such other factors it considered relevant, and after consulting with Special Counsel, the Board, including all of the Independent Directors, (a) approved the second interim investment sub-advisory agreement among the Company, on behalf of the PBHG International Fund, Pilgrim Baxter and Murray Johnstone and (b) determined that the new Investment Advisory Agreement between the Funds and Pilgrim Baxter is in the best interests of the Funds and their shareholders. Accordingly, the Board of Directors of the Company, including the Independent Directors by unanimous vote, approved the new Investment Advisory Agreement and recommended that each Fund's shareholders vote for the new Investment Advisory Agreement.




PROPOSAL 2: APPROVAL OF NEW INVESTMENT SUB-ADVISORY AGREEMENTS
--------------------------------------------------------------

2A:  VALUE INVESTORS

         Prior to the closing of the Transaction, Sub-Advisory Agreements were in effect with Value Investors for the Value Funds. As a result of the Transaction, these Former Sub-Advisory Agreements terminated. Value Investors is currently providing sub-advisory services to the Value Funds under an Interim Investment Sub-Advisory Agreement. For more information, please refer to the "Introduction" section under Proposal 1.

         THE BOARD HAS APPROVED, SUBJECT TO SHAREHOLDER APPROVAL, A NEW INVESTMENT SUB-ADVISORY AGREEMENT WITH VALUE INVESTORS FOR THE VALUE FUNDS. THE NEW SUB-ADVISORY AGREEMENT WILL BE IDENTICAL IN ALL MATERIAL RESPECTS TO THE COMPANY'S FORMER SUB-ADVISORY AGREEMENT (COLLECTIVELY, THE "SUB-ADVISORY AGREEMENTS"). EACH FUND'S ADVISORY FEE RATE WILL REMAIN UNCHANGED.

         SERVICES

         The Sub-Advisory Agreements with Value Investors obligate Value Investors to: (1) manage the investment operations of the relevant Value Fund and the composition of the Value Funds' investment portfolio, including the purchase, retention and disposition thereof in accordance with each Value Fund's investment objective, policies and limitations; (ii) provide supervision of the Value Funds' investments and determine from time to time what investments and securities will be purchased, retained or sold by the Value Funds and what portion of the assets will be invested or held uninvested in cash; and (iii) place orders with or through such persons, brokers or dealers to carry out the policy with respect to brokerage set forth in the Value Funds' Registration Statement and Prospectus or as the Board of Directors or Pilgrim Baxter may direct from time to time, in conformity with Federal securities laws.

         INVESTMENT SUB-ADVISORY FEES

         For the services provided pursuant to the New Investment Sub-Advisory Agreement for each of PBHG Large Cap Value Fund, PBHG Mid-Cap Value Fund, PBHG Small Cap Value Fund, PBHG Focused Value Fund and PBHG Strategic Small Company Fund, Value Investors is entitled to receive from Pilgrim Baxter a sub-advisory fee with respect to the average daily net assets of each Fund at annual rates of 0.50%, 0.50%, 0.50%, 0.40% and 0.50%, respectively, less 50% of any fee waivers borne by Pilgrim Baxter. Value Investors does not receive any sub-advisory fee directly from the Value Funds. The same fees were payable under the Former Sub-Advisory Agreement. During the fiscal year ended March 31, 2000, Value Investors received investment sub-advisory fees from Pilgrim Baxter in the amounts of: $150,902 for PBHG Large Cap Value Fund, $ 214,213 for PBHG Mid-Cap Value Fund, $ 419,013 for PBHG Small Cap Value Fund, $ 21,572 for PBHG Focused Value Fund, and $ 153,778 for PBHG Strategic Small Company Fund. During the fiscal year ended March 31, 2000, Value Investors waived receipt of investment sub-advisory fees from Pilgrim Baxter in the amounts of: $ 37,592 for PBHG Small Cap Value Fund, $1,341 for PBHG Focused Value Fund and $7,361 for PBHG Strategic Small Company Fund.


         LIMITATIONS ON LIABILITY


         The New Investment Sub-Advisory Agreement provides certain limitations on Value Investors' liability, but also provides that Value Investors shall not be protected against any liability to the Value Funds or their shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder or from a breach of fiduciary duty with respect to the receipt of compensation for services thereunder. The same provision was included in the Former Sub-Advisory Agreement.


         CONTINUANCE AND RENEWAL

         The continuance of the New Investment Sub-Advisory Agreement after the first two years must be specifically approved for each PBHG Value Fund at least annually (i) by the Company's Board of Directors or by vote of a majority of the outstanding voting securities of the relevant Value Fund and (ii) by the affirmative vote of a majority of the directors who are not parties to the agreement or interested persons of any such party by votes cast in person at a meeting called for such purpose. The New Investment Sub-Advisory Agreement may be terminated (i) by the relevant Value Fund, without the payment of any penalty, by the vote of a majority of the directors of the Company or by the vote of a majority of the outstanding voting securities of the relevant Value Fund, (ii) by Pilgrim Baxter at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the other parties, or (iii) by Value Investors at any time, without the payment of any penalty, on 90 days' written notice to the other parties. The New Investment Sub-Advisory Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act). The same provisions were included in the Former Sub-Advisory Agreement.

         INFORMATION ABOUT VALUE INVESTORS

                  Value Investors is a wholly-owned subsidiary of Pilgrim Baxter. Value Investors currently has discretionary management authority with respect to over $950 million in assets. In addition to advising the Value Funds, Value Investors provides advisory services to the PBHG Insurance Series Fund, Inc., pension and profit-sharing plans, charitable institutions, corporations, trusts, and other investment companies. The principal business address of Value Investors is 825 Duportail Road, Wayne, Pennsylvania 19087. A schedule of other investment companies with investment objectives similar to the Value Funds for which Value Investors serves as investment adviser or sub-adviser, and related fees, is attached as SCHEDULE 3. The form of the PBHG Value Funds' New Sub-Advisory Agreement is attached to this proxy statement as EXHIBIT B.

2B:  WELLINGTON

         Prior to the closing of the Transaction, a Sub-Advisory agreement was in effect with Wellington for the PBHG Cash Reserves Fund. While Wellington is not affiliated with Pilgrim Baxter, UAM, or Old Mutual, its Sub-Advisory Agreement terminated automatically upon the termination of Pilgrim Baxter's agreements. Wellington is currently providing sub-advisory services to the PBHG Cash Reserves Fund under an Interim Investment Sub-Advisory Agreement. For more information, please refer to the "Introduction" section under Proposal 1.

         THE BOARD HAS APPROVED, SUBJECT TO SHAREHOLDER APPROVAL, A NEW INVESTMENT SUB-ADVISORY AGREEMENT WITH WELLINGTON FOR THE PBHG CASH RESERVES FUND. THE NEW SUB-ADVISORY AGREEMENT WILL BE IDENTICAL IN ALL MATERIAL RESPECTS TO THE PBHG CASH RESERVES FUND'S FORMER SUB-ADVISORY AGREEMENT (COLLECTIVELY, THE "SUB-ADVISORY AGREEMENTS"). SPECIFICALLY, THE PBHG CASH RESERVES FUND'S ADVISORY FEE RATE WILL REMAIN UNCHANGED.

         SERVICES

         The Sub-Advisory Agreements obligate Wellington to: (i) manage the investment operations of the PBHG Cash Reserves Fund and the composition of that Fund's portfolio, including the purchase, retention and disposition thereof in accordance with that Fund's investment objectives, policies and limitations;
(ii) provide supervision of that Fund's investments and determine from time to time what investments and securities will be purchased, retained or sold by that Fund, and what portion of the assets will be invested or held uninvested in cash; and (iii) place orders with or through such persons, brokers or dealers to carry out the policy with respect to brokerage set forth in that Fund's Registration Statement and Prospectus or as the Board of Directors or Pilgrim Baxter may direct from time to time, in conformity with Federal securities laws.

         INVESTMENT SUB-ADVISORY FEES

         For the services provided pursuant to the New Investment Sub-Advisory Agreement, Wellington is entitled to receive a fee from Pilgrim Baxter at an annual rate of 0.075% of that Fund's average daily net assets up to and including $500 million, and 0.020% above $500 million, subject to a $50,000 minimum. Wellington receives no fees directly from the PBHG Cash Reserves Fund. The same fees were payable under the Former Investment Sub-Advisory Agreement. During the fiscal year ended March 31, 2000, Wellington received investment sub-advisory fees from Pilgrim Baxter in the amount of $146,339 for the PBHG Cash Reserves Fund.

         LIMITATIONS ON LIABILITY

         The New Investment Sub-Advisory Agreement provides certain limitations on Wellington's liability, but also provides that Wellington shall not be protected against any liability to the PBHG Cash Reserves Fund or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from a breach of fiduciary duty with respect to the receipt of compensation for services thereunder. The same provision was included in the Former Sub-Advisory Agreement.

         CONTINUANCE AND RENEWAL

         The continuance of the New Investment Sub-Advisory Agreement after the first two years must be specifically approved at least annually (i) by the Company's Board of Directors or by vote of a majority of the PBHG Cash Reserves Fund's outstanding voting securities and (ii) by the affirmative vote of a majority of the directors who are not parties to the agreement or interested persons of any such party by votes cast in person at a meeting called for such purpose. The new Investment Sub-Advisory Agreement may be terminated (i) by the PBHG Cash Reserves Fund at any time, without the payment of any penalty, by the vote of a majority of directors of the Company or by the vote of a majority of the outstanding voting securities of that Fund, (ii) by Pilgrim Baxter at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the other parties, or (iii) by Wellington at any time, without the payment of any penalty, on 90 days' written notice to the other parties. The New Investment Sub-Advisory Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act). The same provisions were included in the Former Sub-Advisory Agreement.

         INFORMATION ABOUT WELLINGTON

         Wellington is a Massachusetts limited liability partnership with principal offices at 75 State Street, Boston, Massachusetts 02109. Wellington is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations and other institutions. Wellington's predecessor organizations have provided investment advisory services for over 70 years. As of September 30, 2000, Wellington Management had investment management authority with respect to approximately $266 billion in assets. A schedule of other investment companies with investment objectives similar to the PBHG Cash Reserves Fund for which Wellington serves as investment adviser or sub-adviser, and related fees, is attached as SCHEDULE 4. The form of the PBHG Cash Reserves Fund's New Sub-Advisory Agreement is attached to this proxy statement as EXHIBIT C.

2C:  MURRAY JOHNSTONE

         Prior to the closing of the Transaction, a Sub-Advisory agreement was in effect with Murray Johnstone for the PBHG International Fund. Murray Johnstone is a wholly-owned subsidiary of Old Mutual. As a result of the Transaction, the Former Sub-Advisory Agreement terminated. Murray Johnstone is currently providing sub-advisory services to the PBHG International Fund under an Interim Investment Sub-Advisory Agreement. For more information, please refer to the "Introduction" section under Proposal 1.

         Old Mutual has indicated that it is seeking to sell Murray Johnstone, possibly to a third party, in the future. Also, the Company intends to propose to shareholders of the PBHG International Fund that they approve the reorganization of that Fund into the Company's PBHG Global Technology & Communications Fund. The Company is proposing that the PBHG International Fund shareholders approve, at the Meeting, a New Investment Sub-Advisory Agreement for the PBHG International Fund, to continue the investment advisory services of Murray Johnstone in the event that the contemplated reorganization does not occur. THE NEW INVESTMENT SUB-ADVISORY AGREEMENT WILL BE IDENTICAL IN ALL MATERIAL RESPECTS TO THE PBHG INTERNATIONAL FUND'S FORMER SUB-ADVISORY AGREEMENT (COLLECTIVELY, THE "SUB-ADVISORY AGREEMENTS"). SPECIFICALLY, THE PBHG INTERNATIONAL FUND'S ADVISORY FEE RATE WILL REMAIN UNCHANGED.

         SERVICES

         The Sub-Advisory Agreements obligate Murray Johnstone to: (i) manage the investment operations of the PBHG International Fund and the composition of that Fund's portfolio, including the purchase, retention and disposition thereof in accordance with that Fund's investment objectives, policies and limitations;
(ii) provide supervision of that Fund's investments and determine from time to time what investments and securities will be purchased, retained or sold by that Fund, and what portion of the assets will be invested or held uninvested in cash; and (iii) place orders with or through such persons, brokers or dealers to carry out the policy with respect to brokerage set forth in that Fund's Registration Statement and Prospectus or as the Board of Directors or Pilgrim Baxter may direct from time to time, in conformity with Federal securities laws.

         INVESTMENT SUB-ADVISORY FEES

         For the services provided pursuant to the New Investment Sub-Advisory Agreement, Murray Johnstone is entitled to receive a fee from Pilgrim Baxter at an annual rate of 0.50% of PBHG International Fund's average daily net assets, less 50% of any fee waivers borne by Pilgrim Baxter. Murray Johnstone receives no fees directly from the PBHG International Fund. The same fee was payable under the Former Sub-Advisory Agreement. During the fiscal year ended March 31, 2000, Murray Johnstone received investment sub-advisory fees from Pilgrim Baxter in the amount of $58,343 for the PBHG International Fund.

         LIMITATIONS ON LIABILITY

         The New Investment Sub-Advisory Agreement provides certain limitations on Murray Johnstone's liability, but also provides that Murray Johnstone shall not be protected against any liability to the PBHG International Fund or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from a breach of fiduciary duty with respect to the receipt of compensation for services thereunder. The same provision was included in the Former Sub-Advisory Agreement.

         CONTINUANCE AND RENEWAL

         The continuance of the New Investment Sub-Advisory Agreement after the first two years must be specifically approved at least annually (i) by the Company's Board of Directors or by vote of a majority of the PBHG International Fund's outstanding voting securities and (ii) by the affirmative vote of a majority of the directors who are not parties to the agreement or interested persons of any such party by votes cast in person at a meeting called for such purpose. The New Investment Sub-Advisory Agreement may be terminated (i) by that Fund at any time, without the payment of any penalty, by the vote of a majority of directors of the Company or by the vote of a majority of the outstanding voting securities of that Fund, (ii) by Pilgrim Baxter at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the other parties, or (iii) by Murray Johnstone at any time, without the payment of any penalty, on 90 days' written notice to the other parties. The New Investment Sub-Advisory Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act). The same provisions were included in the Former Sub-Advisory Agreement.

         INFORMATION ABOUT MURRAY JOHNSTONE

         Murray Johnstone is an wholly-owned subsidiary of Old Mutual. Murray Johnstone currently has discretionary management authority with respect to over $[XX] billion in assets. In addition to advising the PBHG International Fund, Murray Johnstone provides advisory services to the pension and profit-sharing plans, charitable institutions, corporations, trusts and estates, and other investment companies. The principal business address of Murray Johnstone in the United States is John Hancock Center, 875 North Michigan Avenue, Chicago, IL 60611. A schedule of other investment companies with investment objectives similar to the PBHG International Fund for which Murray Johnstone serves as investment adviser or sub-adviser, and related fees, is attached as SCHEDULE 5. The form of the PBHG International Fund's New Sub-Advisory Agreement is attached to this proxy statement as EXHIBIT D.

DIRECTORS CONSIDERATION AND RECOMMENDATION

         In considering whether to recommend that the new Investment Sub-Advisory Agreements be approved by shareholders, the Board of Directors considered, among other things, the qualifications of each sub-adviser's professional staff and information related to each sub-adviser's past performance. In addition, the Board considered the importance of maintaining continuity of management in light of Old Mutual's acquisition of UAM, and the relationship each sub-adviser has had with Pilgrim Baxter and the Funds over the years. Moreover, the Board noted that the fee to be paid under the new Investment Sub-Advisory Agreements would remain the same as they had been under the former Investment Sub-Advisory Agreements and currently are under the Interim Investment Sub-Advisory Agreements and would be under the second interim investment sub-advisory agreement with Murray Johnstone for the PBHG International Fund. Finally, the Board considered the fact that there would be no material changes to the new Investment Sub-Advisory Agreements from the former Investment Sub-Advisory Agreements.

         The Board gave particular consideration to the Old Mutual's agreement to sell Murray Johnstone to Aberdeen in the future. The Board also specifically considered that, subject to shareholder approval, the PBHG International Fund would be reorganized into the PBHG Global Technology & Communications Fund. The Board concluded that it would be in the best interest of the shareholders of the PBHG International Fund to approve the new Investment Sub-Advisory Agreement with Murray Johnstone in order to maintain continuity of management until such time as the plans for the PBHG International Fund become more clear.

         Based upon its review of all of the information provided, the consideration of the factors described above and such other factors it considered relevant, the Board has determined that the new Investment Sub-Advisory Agreements are in the best interests of the applicable Funds and their shareholders. Accordingly, the Board of Directors of the Company, including the Independent Directors by unanimous vote, approved the new Investment Sub-Advisory Agreements and recommended that the shareholders of the Value Funds vote for the new Investment Sub-Advisory Agreement with Value Investors, that the shareholders of PBHG Cash Reserves Fund vote for the new Investment Sub-Advisory Agreement with Wellington and that the shareholders of PBHG International Fund vote for the new Investment Sub-Advisory Agreement with Murray Johnstone.





PROPOSAL 3: CHANGES TO THE FUNDS' FUNDAMENTAL INVESTMENT RESTRICTIONS
---------------------------------------------------------------------

INTRODUCTION

         We are proposing to change the Funds' fundamental investment restrictions because they are outdated and reflect regulatory, business or industry conditions that are no longer applicable or are unnecessary. (Fundamental investment restrictions are those restrictions that under the 1940 Act may be changed only by a vote of a majority of a Fund's outstanding voting securities as defined under the 1940 Act.) The proposed changes will NOT affect any Fund's investment objective.

         We believe that there are several factors that have caused the Funds' fundamental investment restrictions to become outdated. For example, certain fundamental investment restrictions imposed by the various state "Blue Sky" laws and regulations were preempted by the National Securities Markets Improvement Act of 1996 ("NSMIA") and, therefore, are no longer applicable to the Funds. In addition, although some of the Funds' investment restrictions reflect current federal regulatory requirements, they are not required to be fundamental. Also, as new series portfolios of the Company have been created in recent years, substantially similar fundamental investment restrictions have been phrased differently resulting in unintended differences in interpretation.

         The Funds are expected to benefit from these changes. First, the proposed changes will provide each Fund with as much investment flexibility as is permitted under current law. The proposed changes are designed to provide flexibility to respond to future legal, regulatory and market changes. In addition, standardizing the fundamental investment restrictions among the Funds will enhance the Funds' and Pilgrim Baxter's ability to efficiently and effectively manage the Funds' assets in changing regulatory and investment environments. Finally, minimizing the number of investment restrictions that may only be changed by a shareholder vote will reduce the costs and delays associated with holding future shareholder meetings to revise fundamental investment restrictions that have become outdated or inappropriate.

         ALTHOUGH THE PROPOSED CHANGES IN FUNDAMENTAL INVESTMENT RESTRICTIONS WILL GIVE THE FUNDS GREATER FLEXIBILITY TO RESPOND TO FUTURE INVESTMENT OPPORTUNITIES, THE CHANGES, INDIVIDUALLY AND IN THE AGGREGATE, ARE NOT ANTICIPATED TO RESULT IN A MATERIAL CHANGE IN THE LEVEL OF INVESTMENT RISK ASSOCIATED WITH ANY FUND. IN ADDITION, THE PROPOSED CHANGES WILL NOT MATERIALLY AFFECT THE MANNER IN WHICH ANY FUND IS CURRENTLY MANAGED.

         Moreover, even though the Funds will have increased investment flexibility if these proposed changes are approved, the Board has approved several new non-fundamental investment restrictions (which function as internal guidelines) which the Fund must follow in complying with the new fundamental investment restrictions. Of course, if circumstances change, the Board of Directors may change or eliminate any non-fundamental investment restriction in the future without shareholder approval.

         The proposed changes are set forth below in sub-proposals. Each Fund's current fundamental investment restrictions are set forth in SCHEDULE 6. You are asked to vote separately on each sub-proposal. If any sub-proposal is not approved by a Fund, the fundamental investment restriction in that sub-proposal will remain unchanged. If approved, the sub-proposals will become effective as soon as the Fund's updated Prospectus and/or Statement of Additional Information reflect these changes.



         Several of the proposed fundamental investment restrictions include the defined term "1940 Act Laws, Interpretations and Exemptions." This term means: the Investment Company Act of 1940, as amended, and the rules and regulations promulgated thereunder, as such statute, rule and regulations are amended from time to time or are interpreted from time to time by the staff of the Securities and Exchange Commission ("SEC") and any exemptive order or similar relief granted to a Fund.



         3A: ISSUER DIVERSIFICATION (all Funds except PBHG Technology & Communications Fund, PBHG Global Technology & Communications Fund, PBHG Large Cap 20 Fund, PBHG Cash Reserves Fund and PBHG Focused Value Fund)

         We want to restate each PBHG Fund's policy on issuer diversification. The proposed policy will provide these Funds with greater flexibility to respond to future 1940 Act rules, regulations, interpretations, exemptions, orders or similar relief relating to issuer diversification. The proposed policy will not have any material impact on any Fund's current investment operations.

         If approved, each Fund's fundamental investment restriction will be restated to read as follows:

         The Fund is a "diversified company" as defined in the 1940 Act. This means that the Fund will not purchase the securities of any issuer if, as a result, the Fund would fail to be a diversified company within the meaning of the 1940 Act Laws, Interpretations and Exemptions. This restriction does not prevent the Fund from purchasing the securities of other investment companies to the extent permitted by the 1940 Act Laws, Interpretations and Exemptions.

         If you approve the proposed change, the following non-fundamental investment restriction will become effective for your Fund:

         In complying with the Fund's fundamental restriction regarding issuer diversification, the Fund will not, with respect to 75% of its total assets, purchase securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities), if, as a result, (i) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or
         (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer. The Fund may (i) purchase securities of other investment companies as permitted by Section 12(d)(1) of the 1940 Act and (ii) invest its assets in securities of other money market funds and lend money to other investment companies and their series portfolios that have Pilgrim Baxter & Associates Ltd. or an affiliate of Pilgrim Baxter as an investment advisor (a "Pilgrim Baxter Advised Fund"), subject to the terms and conditions of any exemptive orders issued by the SEC.

         Because each of PBHG Cash Reserves Fund, PBHG Focused Value Fund, PBHG Global Technology & Communications Fund, PBHG Large Cap 20 Fund and PBHG Technology & Communications Fund is non-diversified, the foregoing restrictions do not apply to it.

         3B:      BORROWING MONEY AND ISSUING SENIOR SECURITIES (all Funds)

         We want to change each Fund's policy on borrowing money and issuing senior securities. Currently, each Fund's policy on borrowings is more restrictive than required by the 1940 Act. The proposed policy will provide each Fund with the maximum flexibility for future contingencies. Also, the proposed policy will standardize the policy on borrowing money and issuing senior securities among all Funds. Standardized policies will assist each Fund and Pilgrim Baxter in maintaining compliance with the various investment restrictions to which the Funds are subject. The proposed policy will not have a material impact on any Fund's current investment operations.

         If approved, each Fund's fundamental investment restrictions on borrowing money and issuing senior securities will be changed to read as follows:

         The Fund may not borrow money or issue senior securities, except as permitted by the 1940 Act Laws, Interpretations and Exemptions.

         If you approve the proposed change, the following non-fundamental investment restriction will become effective for each Fund:

         In complying with the Fund's fundamental investment restriction regarding borrowing money and issuing senior securities, the Fund may borrow money in an amount not exceeding 33 1/3 % of the total assets (including the amount borrowed) less liabilities (other than borrowings). The Fund may borrow from banks, broker dealers or a Pilgrim Baxter Advised Fund. The Fund may not borrow for leveraging, but may borrow for temporary or emergency purposes, in anticipation of or in response to adverse market conditions, or for cash management purposes.

         3C:      UNDERWRITING SECURITIES (all Funds)

         We want to restate each Fund's policy on underwriting securities. The proposed policy will expand the types of transactions in which each Fund may engage, even if it may be considered to be an underwriter. Also, the proposed policy will eliminate minor differences in the wording among the Funds' current policies on underwriting securities. The proposed policy will not have any material impact on any Fund's current investment operations.

         If approved, each Fund's fundamental investment restriction will be restated to read as follows:

         The Fund may not underwrite the securities of other issuers. This restriction does not prevent the Fund from engaging in transactions involving the acquisition, disposition or resale of its portfolio securities, regardless of whether the Fund may be considered to be an underwriter under the Securities Act of 1933.

         3D:      INDUSTRY CONCENTRATION (all Funds except PBHG Technology &
         Communications Fund and PBHG Global Technology & Communications Fund)

         We want to restate each affected Fund's policy on industry concentration. The proposed policy would eliminate minor inconsistencies in the wording among the Funds' current policies on industry concentration. Standardized policies will assist each Fund and Pilgrim Baxter in maintaining compliance with the various investment restrictions to which the Funds are subject. The proposed policy will not have any material impact on any Fund's current investment operations.

         If approved, each Fund's fundamental investment restriction will be restated to read as follows:

         The Fund will not make investments that will result in the concentration (as that term may be defined or interpreted by the 1940 Act rules, regulations, interpretations, exemptions, orders or similar relief thereunder) of its investments in the securities of issuers primarily engaged in the same industry. This restriction does not limit the Funds' investments in (i) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, (ii) tax-exempt obligations issued by governments or political subdivisions of governments or (iii) repurchase agreements collateralized by such obligations, and does not limit PBHG Cash Reserves Fund's investment in bank obligations. In complying with this restriction, the Funds will not consider a bank-issued guaranty or financial guaranty insurance as a separate security.

         If you approve the proposed change, the following non-fundamental investment restriction will become effective for each affected Fund:

         In complying with the Fund's fundamental investment restriction regarding industry concentration, the Fund may invest up to 25% of its total assets in the securities of issuers whose principal business activities are in the same industry.

         Because both the PBHG Technology & Communications Fund and PBHG Global Technology & Communications Fund have investment policies to concentrate their investments in specific industries, this proposed change will not apply to those Funds. The PBHG Cash Reserves Fund is not requesting a change to its policy.

         3E:      PURCHASING OR SELLING REAL ESTATE (all Funds)

         We propose changing each Fund's policy on purchasing or selling real estate. The proposed policy would eliminate inconsistencies in the wording among the Funds' current policies on purchasing or selling real estate and clarify the types of real estate related securities that are permissible investments for each Fund. Standardized policies will assist each Fund and Pilgrim Baxter in maintaining compliance with the various investment restrictions to which the Funds are subject. Also, the proposed policy includes an exception that permits the Funds to hold real estate acquired as a result of ownership of securities or other instruments. The proposed policy will not have a material impact on any Fund's current investment operations.

         If approved, each Fund's fundamental investment restriction on purchasing or selling real estate will be changed to read as follows:

         The Fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Fund from investing in issuers that invest, deal or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.

         3F:      PURCHASING OR SELLING COMMODITIES (all Funds)

         We propose changing each Fund's policy on purchasing or selling commodities. The purpose of the proposed policy is three-fold. First, it will eliminate inconsistencies in the wording among the Funds' current policies on purchasing or selling commodities. Standardized policies will assist each Fund and Pilgrim Baxter in maintaining compliance with the various investment restrictions to which the Funds are subject. Second, it will give each Fund the maximum flexibility to enter into hedging and other transactions utilizing and financial contracts derivative products. Finally, the proposed policy will allow each Fund to respond to the rapid and continuing development of derivative products. The proposed policy will not have a material impact on any fund's current investment operations.

         If approved, each Fund's fundamental investment restriction on purchasing or selling commodities will be changed to read as follows:

         The Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Fund from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities.

         3G:      MAKING LOANS (all Funds)

         We propose changing each Fund's policy on making loans. The proposed policy will standardize the policy on making loans for all Funds. Standardized policies will assist the Funds and Pilgrim Baxter in maintaining compliance with the various fundamental investment restrictions to which the Funds are subject. In addition, it will broaden the potential circumstances under which the Funds could make loans and will permit all funds to lend their securities. For PBHG Growth Fund, the proposed policy will also eliminate a restriction on investing in illiquid securities. This restriction is already a non-fundamental policy of PBHG Growth Fund and is not required to be fundamental. The proposed policy also clarifies the types of debt instruments that are not considered a loan. The proposed policy will not have a material impact on any Fund's current investment operations.

         If approved, each Fund's fundamental investment restriction on making loans will be changed to read as follows:

         The Fund may not make personal loans or loans of its assets to persons who control or are under common control with the Fund, except to the extent permitted by the 1940 Act Laws, Interpretations or Exemptions. This restriction does not prevent the Fund from, among other things, purchasing debt obligations, entering repurchase agreements, loaning its assets to broker-dealers or institutional investors or investing in loans, including assignments and participation interests.

         If you approve the proposed change, the following non-fundamental investment restriction will become effective for each Fund:

         In complying with the Fund's fundamental investment restriction regarding making loans, the Fund may lend up to 33 1/3 % of its total assets and may lend money to another Pilgrim Baxter Advised Fund, on such terms and conditions as the SEC may require in an exemptive order.

         3H:      INVESTING ALL ASSETS IN AN OPEN-END FUND (all Funds)

         We want to change each Fund's policy on investing in securities of other investment companies so that each Fund may invest all of its assets in another open-end fund. At present the Board has not considered any specific proposal to authorize a Fund to invest all of its assets in this fashion. The Board will authorize investing a Fund's assets in another open-end fund only if the Board first determines that is in the best interests of such Fund and its shareholders.

         The purpose of this proposal is to enhance the flexibility of each Fund and permit it to take advantage of potential efficiencies in the future available through investment in another open-end fund. This structure allows several funds with different distribution pricing structures, but the same investment objective, policies and limitations, to combine their investments in a pooled fund instead of managing them separately. This could lower the costs of obtaining portfolio execution, custodial, investment advisory and other services for the Fund and could assist in portfolio management to the extent the cash flows of each investment vehicle offset each other or provide for less volatile asset changes. Of course, such benefits may not occur.

         At present, the fundamental investment restrictions of each Fund may prevent it from investing all of its assets in another registered investment company and would require a vote of Fund shareholders before such a structure could be adopted. To avoid the costs associated with a subsequent shareholder meeting, the Board recommends that you vote to permit all of the assets of your Fund to be invested in an open-end fund, without a further vote of shareholders, but only if the Board subsequently determines that such action is in the best interests of your Fund and its shareholders. If you approve this proposal, the fundamental restrictions of your Fund would be modified to permit such investment.

         A Fund's methods of operation and shareholder services would not be materially affected by its investment in an open-end fund, except that the assets of the Fund might be managed as part of a larger pool. If a Fund invested all of its assets in an open-end fund, it would hold only investment securities issued by the open-end fund, and the open-end fund would invest directly in individual securities of other issuers. The Fund otherwise would continue its normal operations. The Board would retain the right to withdraw the Fund's investments from the open-end fund, and the Fund then would resume investing directly in individual securities of other issuers as it does currently.

         Pilgrim Baxter may benefit from the use of this structure if, as a result, overall assets under management are increased (since management fees are based on assets). Also, Pilgrim Baxter's expense of providing investment and other services to the Funds may be reduced.

         If approved, the fundamental investment restriction of each Fund (other than PBHG Focused Value Fund and PBHG New Opportunities Fund) on investing in securities of other investment companies will be changed, and PBHG New Opportunities Fund will add a new fundamental investment restriction, to read as follows:

         The Fund may, notwithstanding any other fundamental investment policy or restriction, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies and restrictions as the Fund.

         If you approve the proposed restriction, each Fund will have the ability to invest all of its assets in another open-end investment company. Because the Funds do not currently intend to do so, the following non-fundamental investment restriction will become effective for each Fund:

         Notwithstanding the fundamental restriction with regard to investing all assets in an open-end fund, the Fund may not invest all of its assets in the securities of a single open-end management investment company with the same fundamental investment objectives, policies and restrictions as the Fund.

         3I:      INVESTING IN OIL, GAS OR OTHER MINERAL EXPLORATION OR
         DEVELOPMENT PROGRAMS (all Funds except PBHG Focused Value Fund and PBHG New Opportunities Fund)

         We want to eliminate each Fund's policy on investing in oil, gas or other mineral exploration or development programs. The 1940 Act does not require a Fund to have a fundamental investment restriction on investing in oil, gas or other mineral exploration or development programs. This restriction was originally adopted to address state "blue sky" requirements in connection with the registration of shares of a Fund for sale in certain states. Under NSMIA, this restriction no longer applies to any Fund. In addition, although the Funds have no current intention of making any such investments, eliminating this restriction will increase a Fund's flexibility when choosing investments in the future.

         PBHG Focused Value Fund and PBHG New Opportunities Fund do not have a fundamental investment restriction on investing in oil, gas or other mineral exploration or development programs.

         3J: INVESTING IN COMPANIES FOR THE PURPOSE OF CONTROL (all Funds except PBHG Growth Fund, PBHG Focused Value Fund and PBHG New Opportunities
         Fund)

         We propose eliminating each Fund's policy on investing in companies for the purpose of control. There is no legal requirement that a Fund have a fundamental investment restriction on investing in companies for the purpose of control. Eliminating this restriction will standardize all Funds on this matter. Standardized policies will assist a Fund and Pilgrim Baxter in maintaining compliance with the various investment restrictions to which the Funds are subject. In addition, although the Funds do not currently intend to become involved in directing or administering the day-to-day operations of any company, eliminating this restriction would clarify each Fund's ability to freely exercise its rights in the companies in which it invests. Pilgrims Baxter believes that it should be able communicate a Fund's views as a shareholder on important matters of policy to a company when Pilgrim Baxter believes the value of a Fund's investment may be significantly affected. Pilgrim Baxter believes that each Fund currently may communicate its views without necessarily violating this restriction. Nevertheless, the existence of this fundamental investment restriction might give rise to a claim that communicating a Fund's views constituted investing for control or management.

         PBHG Growth Fund, PBHG Focused Value Fund and PBHG New Opportunities Fund do not have a fundamental investment restriction on investing in companies for the purpose of control.

         3K: MAKING SHORT SALES OR MARGIN PURCHASES (all Funds except PBHG Growth Fund, PBHG Focused Value Fund and PBHG New Opportunities Fund)

         We propose eliminating each affected Fund's policy on making short sales and margin purchases. There is no legal requirement that a Fund have a fundamental investment restriction on making short sales and margin purchases, and therefore, each Fund should be provided with the maximum flexibility to pursue its investment objectives. In addition, eliminating this restriction will standardize all Funds on this matter. Standardized policies will assist the Funds and Pilgrim Baxter in maintaining compliance with the various investment restrictions to which the Funds are subject.

         PBHG Growth Fund, PBHG Focused Value Fund and PBHG New Opportunities Fund do not have a fundamental investment restriction making short sales or margin purchases.

         3L: PLEDGING ASSETS (all Funds except PBHG Focused Value Fund and PBHG New Opportunities Fund)

         We want to eliminate each Fund's policy that limits its ability to pledge its assets. The current policy generally prohibits each Fund other than the PBHG Mid-Cap Value Fund and the PBHG Small Cap Value Fund from pledging more than 10% of its total assets, and only permits pledges of assets to secure permitted borrowings, and as may be necessary in connection with the Fund's use of options and futures contracts. Although the PBHG Mid-Cap Value Fund and the PBHG Small Cap Value Fund are not subject to that 10% of total assets limitation, these Funds are only permitted to pledge assets to secure permitted borrowings and as may be necessary in connection with their use of options and futures contracts. The 1940 Act does not require a Fund to have a fundamental investment restriction on pledging assets. Eliminating this restriction will eliminate any uncertainties regarding whether certain types of transactions that require the segregation of assets will result in the pledging of assets. In addition, although the Fund has no current intention of pledging its assets, eliminating this restriction will provide the Fund with greater flexibility in entering into transactions that may require the pledge of assets.

         PBHG Focused Value Fund and PBHG New Opportunities Fund do not have a fundamental investment restriction on pledging assets.

         3M: INVESTING IN PUTS AND CALLS (PBHG Growth Fund)

         We want to eliminate PBHG Growth Fund's policy that limits its ability to purchase or write puts, calls or combinations thereof. The 1940 Act does not require a Fund to have a fundamental investment restriction on purchasing or writing puts and calls. This restriction was originally adopted to address state "blue sky" requirements in connection with the registration of share of the Fund for sale in certain states. Under NSMIA, this restriction no longer applies to the Fund. In addition, although the Funds have no current intention of purchasing or writing puts, calls or combinations thereof, eliminating this restriction will provide the Fund with greater flexibility in entering into these types of transactions.

         The other PBHG Funds do not have a fundamental investment restriction on investing in puts and calls.



         THE BOARD OF DIRECTORS, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" EACH SUB-PROPOSAL OF PROPOSAL 3.


PROPOSAL 4 - REORGANIZATION AS A DELAWARE BUSINESS TRUST
--------------------------------------------------------------------------------



         The Board of Directors has approved a plan to reorganize the Company into a Delaware business trust. THE PURPOSE OF THE REORGANIZATION IS TO PROVIDE INCREASED FLEXIBILITY IN THE BUSINESS STRUCTURE OF THE COMPANY. To proceed with the reorganization, we need shareholder approval of the plan of reorganization, which includes the dissolution of the current legal entity after the reorganization occurs. The next few pages of this proxy statement discuss important details of the reorganization plan.

INTRODUCTION

         The Company currently is organized as a Maryland corporation. The Board has approved an Agreement and Plan of Reorganization (the "Plan"), which provides for a series of transactions to convert each Fund of the Company (each, a "Current Fund") to a corresponding series (each, a "New Fund") of a newly created open-end, management investment company organized as a business trust (the "Trust") under the Delaware Business Trust Act. Under the Plan, each Current Fund will transfer all its assets to a corresponding New Fund in exchange solely for voting shares of beneficial interest in the New Fund and the New Fund's assumption of all the Current Fund's liabilities (collectively, the "Reorganization"). A form of the Plan relating to the proposed Reorganization is in EXHIBIT E. If Proposal 4 is not approved by the Company's shareholders, the Company will continue to operate as a Maryland corporation.

         The Reorganization is being proposed primarily to provide the Company with greater flexibility in conducting its business operations. The operations of each New Fund following the Reorganization will be substantially similar to those of its predecessor Current Fund. The fundamental investment restrictions for all of the New Funds will conform to the changes proposed in Proposal 3, to the extent that Proposal 3 is approved. Finally, as described below, the Trust's Agreement and Declaration of Trust differs from the Company's Charter in certain respects that are expected to improve the Company's and each New Fund's operations.

REASONS FOR THE REORGANIZATION

         The Company's Board of Directors and Pilgrim Baxter believe that the Delaware business trust organizational form offers a number of advantages over the Maryland corporate organizational form. As a result of these advantages, the Delaware business trust organizational form has been increasingly used by other investment companies.

         The Delaware business trust organizational form offers greater flexibility than the Maryland corporate form. A Maryland corporation is governed by the detailed requirements imposed by Maryland corporate law and by the terms of its Charter. A Delaware business trust is subject to fewer statutory requirements. The Trust will be governed primarily by the terms of an Agreement and Declaration of Trust ("Trust Agreement") and Bylaws (collectively, the "Governing Instruments"). In particular, the Trust will have greater flexibility to conduct business without the necessity of engaging in expensive proxy solicitations of shareholders. For example, under Maryland corporation law, amendments to the Company's Charter would typically require shareholder approval. Under Delaware law, unless the Trust Agreement of a Delaware business trust provides otherwise, amendments to it may be made without first obtaining shareholder approval. In addition, unlike Maryland corporation law, which restricts the delegation of a board of directors' functions, Delaware law permits the board of trustees of a Delaware business trust to delegate certain of its responsibilities. For example, the board of trustees of a Delaware business trust may delegate the responsibility of declaring dividends to duly empowered committees of the board or to appropriate officers. Finally, Delaware law permits the Trustees to adapt a Delaware business trust to future contingencies. For example, the Trustees may, without a shareholder vote, change a Delaware business trust's domicile or organizational form. In contrast, under Maryland corporation law, a Company's board of directors would be required to obtain shareholder approval prior to changing domicile or organizational form.

         The Reorganization will also have certain other effects on the Company, its shareholders and management, which are described below under the heading "How the Trust Will Compare to the Company"

WHAT THE PROPOSED REORGANIZATION WILL INVOLVE

         To accomplish the Reorganization, the Trust has been formed as a Delaware business trust pursuant to its Trust Agreement, and each New Fund has been established as a series of the Trust. On the closing date, each Current Fund will transfer all of its assets to the corresponding classes of the New Fund in exchange solely for a number of full and fractional shares of the PBHG Class and Advisor Class shares of the New Fund equal to the number of full and fractional shares of common stock of the corresponding classes of the Current Fund then outstanding and the New Fund's assumption of the Current Fund's liabilities. Immediately thereafter, each Current Fund will distribute those New Fund shares to its shareholders in complete liquidation and will, as soon as practicable thereafter, be terminated. Upon completion of the Reorganization, each shareholder of each Current Fund will be the owner of full and fractional shares of the corresponding New Fund equal in number and aggregate net asset value to the shares he or she held in the Current Fund. After completion of the Reorganization, the Company will be dissolved as a Maryland corporation. A vote to approve the Reorganization will be deemed to be a vote to approve the dissolution of the Company.

         The obligations of the Company and the Trust under the Plan are subject to various conditions stated therein. To provide against unforeseen events, the Plan may be terminated or amended at any time prior to the closing of the Reorganization by action of the Board, notwithstanding the approval of the Plan by the shareholders of the Company. However, no amendments may be made that would materially adversely affect the interests of shareholders of any Current Fund. The Company and the Trust may at any time waive compliance with any condition contained in the Plan, provided that the waiver does not materially adversely affect the interests of shareholders of any Current Fund.

         The Plan authorizes the Company to acquire one share of each class of each New Fund and, as the sole shareholder of the Trust prior to the Reorganization, to do each of the following:

      o Approve with respect to each New Fund a new investment advisory and, if applicable, sub-advisory agreement that will be substantially identical to that described in Proposals 1 and 2.
      o Approve a new distribution agreement with PBHG Fund Distributors, Inc., an affiliate of Pilgrim Baxter, which will be substantially identical to the current distribution agreement between the Company's and its current distributor, SEI,
      o Approve a new distribution plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Advisor Class of shares of each New Fund other than the PBHG International Fund and the PBHG Cash Reserves Fund that will contain the same financial terms as the existing distribution plan for that Advisor Class.
      o Approve with respect to PBHG International Fund and PBHG Global Technology & Communications Fund a custodian agreement with Northern Trust, with respect to every other New Fund a custodian agreement with First Union National Bank and with respect to each new Fund a transfer agency and servicing agreement with DST Systems, Inc., each of which currently provides such services to the corresponding Current Fund, and a multiple class plan pursuant to Rule 18f-3 of the 1940 Act which will be substantially identical to the multiple class plan that exists for the corresponding Current Fund.
      o Elect the directors of the Company as the trustees of the Trust to serve without limit in time, except as they may resign or be removed by action of the Trust's trustees or shareholders.
      o Ratify the selection of PricewaterhouseCoopers LLP, the accountants for the Company, as the independent public accountants for the Trust.
      o Approve such other agreements and plans as are necessary for each New Fund's operation as a series of an open-end, management investment company.

         The Trust's transfer agent will establish for each shareholder an account containing the appropriate number of shares of each class of each New Fund. Such accounts will be identical in all respects to the accounts currently maintained by the Company's transfer agent for each shareholder of the Current Funds. Shares held in the Current Fund accounts will automatically be designated as shares of the New Funds. Certificates for Current Fund shares issued before their organization will represent shares of the corresponding New Fund after their organization. The Trust, however, will not normally issue share certificates. Any account options or privileges on accounts of shareholders of the Current Funds will be replicated on their New Fund account.

THE FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATION


         The Company and the Trust will receive an opinion of Ballard Spahr Andrews & Ingersoll, LLP to the effect that the Reorganization will constitute a tax-free reorganization under section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended. Accordingly, the Current Funds, the New Funds and the shareholders of the New Funds will recognize no gain or loss for federal income tax purposes as a result of the Reorganization. Shareholders of the Current Funds should consult their tax advisers regarding the effect, if any, of the Reorganization in light of their individual circumstances and as to state and local consequences, if any.

APPRAISAL RIGHTS

         Appraisal rights are not available to shareholders. However, shareholders retain the right to redeem their shares of the Current Funds or the New Funds, as the case may be, at any time before or after the Reorganization.

HOW THE TRUST WILL COMPARE WITH THE COMPANY

         STRUCTURE OF THE TRUST

         The Trust has been established under the laws of the State of Delaware by the filing of a certificate of trust in the office of the Secretary of State of Delaware. The Trust has established series corresponding to and having identical designations as the series portfolios of the Company. The Trust has also established an Advisor Class of shares for each New Fund other than the PBHG International Fund and the PBHG Cash Reserves Fund corresponding to and having identical designations as the Advisor Class of the corresponding Current Fund. Each New Fund will have the same investment objectives, policies, and restrictions as its predecessor Current Fund, except that the New Funds' fundamental restrictions will conform to the changes proposed in Proposal 3 (assuming approval of each of item in Proposal 3 by the shareholders). If any of the items in Proposal 3 is not approved by shareholders, the New Funds affected by the non-approval will continue to be subject to the corresponding Current Funds' existing fundamental restrictions. The Trust's fiscal year is the same as that of the Company. The Trust will not have any operations prior to the Reorganization. Initially, the Company will be the sole shareholder of the Trust.

         As a Delaware business trust, the Trust's operations are governed by its Governing Instruments and applicable Delaware law rather than by the Company's Charter and Amended and Restated Bylaws and applicable Maryland law. Certain differences between the two domiciles and organizational forms are summarized below. The operations of the Trust will continue to be subject to the provisions of the 1940 Act and the rules and regulations thereunder.

          TRUSTEES AND OFFICERS OF THE TRUST

         Subject to the provisions of the Governing Instruments, the business of the Trust will be managed by its trustees, who serve indefinite terms and who have all powers necessary or convenient to carry out their responsibilities. The responsibilities, powers, and fiduciary duties of the trustees are substantially the same as those of the directors of the Company.

         The trustees of the Trust would be those persons who currently serve as directors of the Company. The current officers of the Company will be elected to serve as officers of the Trust and the current officers of the Company will perform the same functions on behalf of the Trust following the Reorganization that they now perform on behalf of the Company.

         SHARES OF THE TRUST

         The beneficial interests in the New Funds will be represented by transferable shares, par value $0.001 per share. Shareholders do not have the right to demand or require the Trust to issue share certificates, although the Trust, in its sole discretion, may issue them. The Trustees have the power under the Trust Instrument to establish new series and classes of shares; the Company's directors currently have a similar right. The Governing Instruments permit the Trustees to issue an unlimited number of shares of each class and series. The Company is authorized to issue only the number of shares specified in the Charter and may issue additional shares only with Board approval and after payment of a fee to the State of Maryland on any additional shares authorized.

          Only the current PBHG Growth Fund offers two classes of shares: the PBHG Class and the Advisor Class. The Trust has established for each New Fund the classes that currently exist for its predecessor Current Fund. Except as discussed in this proxy statement, shares of each class of the New Funds will have rights, privileges, and terms substantially similar to those of the corresponding class of the Current Funds.

         SHAREHOLDER MEETING REQUIREMENTS

         Maryland law provides that a special meeting of shareholders shall be called upon the written request of shareholders holding 25% of the Company's shares. The Trust's Bylaws provide that a special meeting of shareholders for the purpose of voting on the removal of any trustee may be called by the holders of 10% or more of the outstanding shares of the Trust.

         The Trust, like the Company, will operate as an open-end, management investment Company registered with the Securities and Exchange Commission (the "SEC") under the 1940 Act. As permitted by SEC rules, the Trust will adopt as its own the registration statement of the Company. Shareholders of the New Funds therefore will have the power to vote at special meetings with respect to, among other things, changes in any fundamental investment objectives and the fundamental restrictions and policies of the New Funds; approval of certain changes to investment advisory contracts and plans of distribution; and additional matters relating to the Trust as required by the 1940 Act.

         SHAREHOLDER VOTING RIGHTS

         Under Maryland law, shareholders of the Company have the right to vote on the following matters: the substantive amendment or complete restatement of the Company's

Charter; generally, a consolidation, merger, or share exchange involving the Company or a transfer of the Company's assets not in the ordinary course of business; and the voluntary or, in some cases, involuntary dissolution of the Company.

         Shareholders of the Trust will have only those voting rights that are explicitly set forth in the Governing Instruments. Under the Governing Instruments, shareholders of the Trust have the right to vote on the following matters: the election or removal of trustees, provided that a meeting of shareholders has been called for that purpose; the termination of the Trust or any Fund or class, provided that a meeting of shareholders has been called for that purpose and unless there are fewer than 100 holders of record of the Trust or such terminating Fund or class; the sale of all or substantially all of the assets of the Trust or any Fund or class, unless the primary purpose of such sale is to change the Trust's domicile or organizational form; under certain circumstances, the merger or consolidation of the Trust or any Fund or class with and into another company or with and into another Fund or class of the Trust; and the amendment of the section of the Trust Agreement that governs shareholders' voting rights.

         DOLLAR BASED VOTING

         After the Reorganization your voting rights will become "dollar-based," which will ensure that shareholders' voting rights remain proportionate to their economic interests. Currently, Current Fund shareholders are entitled to one vote for each share that they own. However this "share-based" system is inequitable if all of the shares of a particular Current Fund do not have the same share price. This occurs when the Company offers more than one series of shares or more than one class of shares. The share prices of the Company's Current Funds inevitably diverge over time due to their different investment programs. Similarly, the share prices of a Current Fund's different share classes will deviate over time because of their different expense structures. As a result, when issues are voted at the Current Fund level, the owners of lower-priced shares have more votes per dollar than the owners of higher-priced shares. Although only the Current Growth Fund offers two classes of shares, dollar-based voting rights would apply to any additional share classes that the remaining Current Funds might offer in the future. Dollar-based voting rights would also apply to any additional portfolios the Company might offer in the future.

         REMOVAL OF DIRECTORS AND TRUSTEES

         The Company's Charter permits removal of a director prior to the expiration of his or her term of office for cause, and not otherwise, by the affirmative vote of a majority of all votes entitled to be cast for the election of directors. Under the Trust Agreement, a trustee may be removed by a written instrument, signed by at least two-thirds of the number of trustees prior to such removal, or by the affirmative vote of holders of two-thirds of the Trust's outstanding shares at a special meeting called for that purpose.

         SHAREHOLDERS' RIGHTS OF INSPECTION

          Maryland law provides generally that persons who have been shareholders of record for six months or more and who own of record at least 5% of a Current Fund's outstanding shares of any class may inspect that Current Fund's books of account and stock ledger. Under the Trust's

Governing Instruments, New Fund shareholders who have held shares of record for at least six months and who hold at least 5% of the outstanding shares of any class of a New Fund are permitted, upon written request, to inspect a list of the shareholders of that Fund.

         SHAREHOLDER LIABILITY

         Maryland law provides that a shareholder is not obligated to the Company with respect to the stock held therein, except to the extent that: (1) the subscription price or other agreed consideration for the stock has not been paid (subject to limited exceptions); (2) the shareholder knowingly accepted an illegal distribution; or (3) the shareholder is subject to any liability imposed by law upon the dissolution, voluntary or involuntary, of the Company.

         Under Delaware law, shareholders of a Delaware business trust shall be entitled to the same limitations of liability extended to shareholders of private for-profit corporations; however, there is a remote possibility that shareholders could, under certain circumstances, be held liable for the obligations of the Trust to the extent the courts of another state which does not recognize such limited liability were to apply the laws of such state to a controversy involving such obligations. However, the Trust Agreement disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the trustees to all parties, and each party thereto must expressly waive all rights of action directly against shareholders of the Trust. The Governing Instruments provide for indemnification out of the property of a New Fund for all losses and expenses of any shareholder of such New Fund held liable on account of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss due to shareholder liability is limited to circumstances in which a New Fund would be unable to meet its obligations and the complaining party was held not to be bound by the liability disclaimer.

          LIABILITY OF DIRECTORS AND TRUSTEES

         Under its Charter, the Company limits the liability of and indemnifies its present and past directors and officers to the maximum extent permitted by Maryland law and the 1940 Act. Directors may be personally liable to the Company by reason of willful misfeasance, bad faith, or gross negligence in the performance of their duties or by reason of reckless disregard of their duties as directors. In the event of any litigation or other proceeding against a director or officer of the Company, Maryland law permits the Company to indemnify the director or officer for certain expenses and to advance money for such expenses unless (a) it is established that the act or omission of the director or officer was material to the matter giving rise to the proceeding and the act or omission was committed in bad faith or was the result of active and deliberate dishonesty; (b) the director or officer actually received an improper personal benefit in money, property or services; or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe the act or omission was unlawful. The Governing Instruments provide indemnification for current and former trustees, officers, employees and agents of the Trust to the fullest extent permitted by Delaware law and other applicable law. Trustees of the Trust may be personally liable to the Trust and its shareholders by reason of willful misfeasance, bad faith, or gross negligence in the performance of their duties or by reason of reckless disregard of their duties as trustees.

         AMENDMENT OF CHARTER AND TRUST AGREEMENT

         Under the Company's Charter and Maryland law, the Charter may be amended upon (a) adoption by the Board of a resolution setting forth the proposed amendment and declaring that such amendment is advisable and (b) approval of such resolution by the holders of a majority of the Company's outstanding shares. The Trust Agreement may be amended by a majority of the trustees without any shareholder vote, except that the shareholders will have the right to vote on any amendment that affects their voting rights, that reduces the indemnification provided to shareholders or former shareholders, that is required to have shareholder approval by law or by the Trust's registration statement, or that is submitted to the shareholders by the trustees.

         The foregoing is only a summary of certain differences between and among the Company's Charter and Bylaws and Maryland law and the Trust's Trust Agreement and Bylaws and Delaware law. It is not a complete list of the differences. Shareholders should refer to the provisions of these documents and state law directly for a more thorough comparison. Copies of the Charter and Bylaws of the Company, and of the Trust's Trust Agreement and the Bylaws are available to shareholders without charge upon written request to the Company or the Trust at P.O. Box 219534, Kansas City, Missouri, 64121-9534.

         WHEN THE REORGANIZATION WILL BE IMPLEMENTED

         Assuming shareholder approval of Proposal 4, the Company currently contemplates that the Reorganization will close on or about April 1, 2001. However, the Reorganization may close on another date if circumstances warrant.

         THE BOARD OF DIRECTORS, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL 4.



ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

         PBHG Fund Services is the Company's administrator, shareholder servicing agent and web servicing agent. PBHG Fund Services also serves as administrator to PBHG Insurance Series Fund, Inc., an investment company also managed by Pilgrim Baxter. PBHG Fund Services is located at 825 Duportail Road, Wayne, Pennsylvania 19087.

         SEI, the Fund's Distributor, is located at One Freedom Valley Road, Oaks, Pennsylvania 19456.

         SCHEDULE 7 lists other material payments by the Funds to Pilgrim Baxter, or other affiliated persons of Pilgrim Baxter for the fiscal year ended March 31, 2000.

         SCHEDULE 8 lists Officers and Directors of Pilgrim Baxter and Value Investors.

         SCHEDULE 9 lists the General Partners and Senior Vice Presidents of Wellington Management.

         SCHEDULE 10 lists Officers and Directors of Murray Johnstone.

BROKERAGE COMMISSIONS

         The Pilgrim Baxter or sub-advisers are authorized to select brokers and dealers to effect securities transactions for the Funds. The Pilgrim Baxter or sub-advisers will seek to obtain the most favorable net results by taking into account various factors, including price, commission, if any, size of the transactions and difficulty of executions, the firm's general execution and operational facilities and the firm's risk in positioning the securities involved. While the Pilgrim Baxter or sub-advisers generally seek reasonably competitive spreads or commissions, the Fund will not necessarily be paying the lowest spread or commission available. The Pilgrim Baxter or sub-advisers seek to select brokers or dealers that offer the Funds best price and execution or other services that are of benefit to the Funds. Certain brokers or dealers assist their clients in the purchase of shares from the SEI and charge a fee for this service in addition to a Fund's public offering price. In the case of securities traded in the over-the-counter market, the Pilgrim Baxter or sub-advisers expect normally to seek to select primary market makers.

         The Pilgrim Baxter or sub-advisers may, consistent with the interests of the Funds, select brokers on the basis of the research services they provide to the Pilgrim Baxter or sub-advisers. Such services may include analyses of the business or prospects of a company, industry or economic sector, or statistical and pricing services. Information so received by the Pilgrim Baxter will be in addition to and not in lieu of the services required to be performed by the Adviser under the New Investment Advisory Agreement. If, in the judgment of the Pilgrim Baxter or sub-Adviser, a Fund or other accounts managed by the Pilgrim Baxter or sub-Adviser will be benefited by supplemental research services, the Pilgrim Baxter or sub-advisers are authorized to pay brokerage commissions to a broker furnishing such services which are in excess of commissions which another broker may have charged for effecting the same transaction. These research services include advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers, securities or industries; providing information on economic factors and trends; assisting in determining portfolio strategy; providing computer software used in security analyses; and providing portfolio performance evaluation and technical market analyses. The expenses of the Pilgrim Baxter or sub-advisers will not necessarily be reduced as a result of the receipt of such information, and such services may not be used exclusively, or at all, with respect to the Fund or account generating the brokerage, and there can be no guarantee that the Pilgrim Baxter or sub-advisers will find all of such services of value in advising the Funds.

         It is expected that the Funds may execute brokerage or other agency transactions through the SEI, which is a registered broker-dealer, for a commission in conformity with the 1940 Act, the Securities Exchange Act of 1934, as amended, and rules promulgated by the SEC. Under these provisions, the SEI is permitted to receive and retain compensation for effecting portfolio transactions for the Funds on an exchange if a written contract is in effect between the SEI and the Fund expressly permitting the SEI to receive and retain such compensation. These rules further require that commissions paid to the SEI by the Fund for exchange transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." In addition, the Pilgrim Baxter or sub-advisers may direct commission business to one or more designated broker-dealers, including the SEI, in connection with such broker-dealer's payment of certain of the Fund's or the Fund's expenses. In addition, the Pilgrim Baxter or sub-adviser may place orders for the purchase or sale of portfolio securities with qualified broker-dealers that refer prospective shareholders to the Funds. The Directors, including those who are not "interested persons" of the Fund, have adopted procedures for evaluating the reasonableness of commissions paid to the SEI and will review these procedures periodically. SCHEDULE 11 list the commission paid to SEI in the last fiscal year. These commissions were paid to the SEI in connection with repurchase agreement transactions.

         Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc. ("NASD") and subject to seeking best execution and such other policies as the Board of Directors may determine, the Pilgrim Baxter may consider sales of the Fund's shares as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund.

SHAREHOLDER VOTING PROCEDURES

         The Company expects that the solicitation of proxies from shareholders will be made by mail, but solicitation also may be made by telephone communications from officers or employees of Pilgrim Baxter or its affiliates. These officers and employees will not receive any special compensation for their assistance in the solicitation of proxies from the Company.

         The Company has engaged the services of Shareholder Communications Corporation ("SCC") to assist it in soliciting proxies for the meeting. The Company estimates that the aggregate cost of SCC's services will be approximately $902,900. The Company will not bear the cost of soliciting proxies that will be paid by Pilgrim Baxter or its affiliates. The Company expects to solicit proxies principally by mail, but either the company or SCC may also solicit proxies by telephone, facsimile, the Internet or personal interview. The Company may also reimburse certain firms and others for their expenses in forwarding solicitation materials to the beneficial owners of shares of the Funds.

         As the Meeting date approaches, certain shareholders of the Company may receive a telephone call if their votes have not yet been received. Shareholders of the Company may authorize a telephone solicitor to execute proxies by telephonically transmitted instructions. Proxies that are obtained telephonically will be recorded in accordance with the procedures set forth below. The directors believe that these procedures are reasonably designed to ensure that the identity of the shareholder casting the vote is accurately determined and that the voting instructions of the shareholder are accurately determined.

         In all cases where a telephonic proxy is solicited, the telephone solicitor will ask for each shareholder's full name, address, social security or taxpayer identification number, title (if the shareholder is authorized to act on behalf of an entity, such as a corporation), and the number of shares owned. The telephone solicitor will also confirm that the shareholder has received the Proxy Statement and proxy card in the mail. If the information provided by the shareholder agrees with the record information, the telephone solicitor will explain the process, read the proposals listed on the proxy card, and ask for the shareholder's instructions on each proposal. The telephone solicitor, although permitted to answer questions about the process, is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in the Proxy Statement. The telephone solicitor will record the shareholder's instructions on the card. Within 72 hours, the telephone solicitor will send the shareholder a letter or mailgram to confirm his or her vote and ask the shareholder to call the telephone solicitor immediately if his or her instructions are not correctly reflected in the confirmation.

         If you wish to participate in the Meeting, but do not wish to give your proxy by any of the methods outlined above, you may still submit the proxy card originally sent with the Proxy Statement or attend in person. Should you require additional information regarding the Proxy or replacement proxy cards, you may contact the Company at 1-800-433-0051. You may revoke an executed proxy by (i) a written instrument received by the Secretary of the Company at any time before they are exercised; (ii) delivery of a later-dated proxy; or (iii) attendance at the Meeting and voting in person.

         All proxy cards solicited that are properly executed and received in time to be voted at the Meeting will be voted at the Meeting or any adjournment thereof according to the instructions on the proxy card. IF NO SPECIFICATION IS MADE ON A PROXY CARD, IT WILL BE VOTED FOR EACH OF THE MATTERS SPECIFIED ON THE PROXY CARD. For purposes of determining the presence of a quorum, abstentions, broker non-votes or withheld votes will be counted as present; however, they will have no effect on the outcome of the vote to approve any Proposal requiring a vote based on the percentage of shares actually voted. You should note that while votes to ABSTAIN will count toward establishing a quorum, passage of any Proposal being considered at the Meeting will occur only if a sufficient number of votes are cast FOR the Proposal. Accordingly, votes to ABSTAIN and votes AGAINST will have the same effect in determining whether the Proposal is approved.

         If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve one or more of the proposed items are not received, or if one or more Funds require additional votes on a selected item, or if other matters arise requiring shareholder attention, the persons named as proxy agents may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy. A shareholder vote may be taken on one or more of the items in this Proxy Statement prior to such adjournment if sufficient votes have been received and it is otherwise appropriate. The persons named as proxies will vote those proxies that they are entitled to vote FOR any such proposal, in favor of such an adjournment, and will vote those proxies required to be voted AGAINST any such proposal, against any such adjournment.

PAYMENT OF EXPENSES

         Pilgrim Baxter or its affiliates will pay the expenses relating to the holding of this meeting of shareholders including the preparation, printing and mailing of this proxy statement and its enclosures and of all solicitations, including telephone or internet voting.


BENEFICIAL OWNERSHIP OF SHARES

         SCHEDULE 12 lists the beneficial owners of five percent or more of each Fund's outstanding shares as of November 17, 2000. [?? ON THAT DATE, THE DIRECTORS AND OFFICERS OF THE FUNDS, TOGETHER AS A GROUP, BENEFICIALLY OWNED LESS THAN ONE PERCENT OF EACH FUND'S OUTSTANDING SHARES.]

         SCHEDULE 13 contains information on the total number of outstanding shares of each Fund as of November 17, 2000.

         The term "beneficial ownership" is as defined under Section 13(d) of the Securities and Exchange Act of 1934. The information as to beneficial ownership is based on statements furnished to each Fund by the existing directors and officers of the Company and/or on the records of the Company's transfer agent.


ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS

         FOR A FREE COPY OF THE COMPANY'S MOST RECENT ANNUAL REPORT (AND MOST RECENT SEMI-ANNUAL REPORT SUCCEEDING THE ANNUAL REPORT, IF ANY) SHAREHOLDERS OF THE FUNDS MAY CALL 800-433-0051 OR WRITE TO THE COMPANY AT PO BOX 219081, KANSAS CITY, MO 64121.


CERTAIN TRANSACTIONS

         Since the beginning of the most recently completed fiscal year, Harold
J. Baxter, Chairman of the Board of Directors of the Company had warrants and options to purchase 1,246,274 shares of common stock of UAM. In connection with Old Mutuals' acquisition of UAM, Old Mutual purchased or redeemed from all holders shares of common stock of UAM, including those shares underlying stock options and warrants for a gross price of $25 a share.

         In connection with the Transaction and in order to help ensure the continued services of Mr. Baxter with the Advisor in the future, Old Mutual and Mr. Baxter have entered into a new long-term employment contract and have restructured the existing revenue sharing agreement among UAM, the Advisor, Mr. Baxter and another individual pursuant to which the parties shared in the revenues of the Advisor. In exchange, Mr. Baxter has received consideration in the form of a combination of phantom equity (contractual rights which provide the economic equivalent of stock ownership) in the Advisor, a cash payment and a reduced interest in the revenues of the Advisor pursuant to a restructured revenue sharing arrangement. Old Mutual has the option in the future to terminate Mr. Baxter's interest in the revenues of the Advisor pursuant to the restructured revenue sharing arrangement in exchange for an additional cash payment.

SHAREHOLDER PROPOSALS

         As a general matter, the Funds do not hold regular meetings of shareholders. If you wish to submit a proposal for consideration at a meeting of shareholders of a Fund, you should send such proposal to the Company at the address set forth on the first page of this Proxy Statement. To be considered for presentation at a shareholder's meeting, the Company must receive proposals a reasonable time before proxy materials are prepared relating to that meeting. Mere submission of a shareholder proposal does not guarantee the inclusion of the proposal in the proxy statement or presentation of the proposal at the meeting since inclusion and presentation are subject to compliance with certain Federal regulations.

OTHER BUSINESS

         The Board does not intend to present any other business at the Meeting. Other matters will be considered if notice is given within a reasonable amount of time prior to the meeting. If any other matter may properly come before the meeting, or any adjournment thereof, the persons named in the accompanying proxy card(s) intend to vote, act, or consent thereunder in accordance with their best judgment at that time with respect to such matters.

         The Directors, Including the Independent Directors, Recommend Approval of each Proposal. Any Unmarked Proxies without Instructions to the Contrary will be Voted in Favor of Approval of each Proposal.

                                   SCHEDULE 1
                   Advisory Fees Paid and advisory fees waived
                 Under the former Investment Advisory Agreement
                      for fiscal year ended march 31, 2000

         The amount of advisory fees paid by each Fund to Pilgrim Baxter & Associates, Ltd. under the Former Investment Advisory Agreement for the fiscal year ended March 31, 2000 is set forth below under the column "Advisory Fees Paid." The amount of advisory fees waived for each Fund by Pilgrim Baxter & Associates, Ltd. under the expense limitation agreements for the fiscal year ended March 31, 2000 is set forth below under the column "Advisory Fees Waived."
Note: No advisory fees paid or waived are listed for PBHG Global Technology & Communications Fund because it had not commenced operations as of March 31, 2000.


Fund                                     Advisory Fees Paid               Advisory Fees Waived

PBHG Growth                                 $32,748,339                           $0
PBHG Emerging Growth                        $7,263,497                            $0
PBHG New Opportunities                      $1,418,924                            $0
PBHG Large Cap Growth                       $1,148,240                            $0
PBHG Select Equity                          $4,326,181                            $0
PBHG Core Growth                            $941,429                              $0
PBHG Limited                                $1,142,585                            $0
PBHG Large Cap 20                           $5,274,451                            $0
PBHG Large Cap Value                        $245,217                              $0
PBHG Mid-Cap Value                          $364,163                              $0
PBHG Small Cap Value                        $702,546                           $57,833
PBHG Focused Value                          $48,688                            $2,849
PBHG International                          $116,700                              $0
PBHG Cash Reserves                          $582,869                              $0
PBHG Technology & Communications            $12,141,268                           $0
PBHG Strategic Small Company                $537,130                           $24,537

SCHEDULE 2 - OTHER INVESTMENT COMPANIES ADVISED BY PILGRIM BAXTER
-------------------------------------------------------------------------------

                                                                                                                EXPENSE
                                                               NET ASSETS                                    LIMITATION/FEE
                                         INVESTMENT          ($ MIL) AS OF                                  RATE PAID AFTER
FUND                                     OBJECTIVE              10/31/00                    FEE                  WAIVER
------------------------------------------------------------------------------------------------------------------------------------
PBHG Growth II Portfolio                 Growth             $  482,162,608                 0.85%                  1.20%
                                                                                                                  0.85%
------------------------------------------------------------------------------------------------------------------------------------
PBHG Large Cap Growth Portfolio          Large Cap Growth   $   81,312,386                 0.75%                  1.10%
                                                                                                                  0.75%
------------------------------------------------------------------------------------------------------------------------------------
PBHG Select Value Portfolio              Large Cap Value    $   73,440,367                 0.65%                  1.00%
                                                                                                                  0.65%
------------------------------------------------------------------------------------------------------------------------------------
PBHG Select 20 Portfolio                 Growth             $  922,330,865                 0.85%                  1.20%
                                                                                                                  0.85%
------------------------------------------------------------------------------------------------------------------------------------
PBHG Mid-Cap Value Portfolio             Mid-Cap Value      $      851,794                 0.85%                  1.20%
                                                                                                                  0.00%
------------------------------------------------------------------------------------------------------------------------------------
PBHG Small Cap Value Portfolio           Small Cap Value    $  225,833,641                 1.00%                  1.20%
                                                                                                                 1.000%
------------------------------------------------------------------------------------------------------------------------------------
PBHG Technology & Communications         Technology         $1,949,144,495                 0.85%                  1.20%
Portfolio                                                                                                         0.85%
------------------------------------------------------------------------------------------------------------------------------------
WRL PB Mid Cap Growth (Sub-adviser)      Mid Cap Growth     $  265,457,054            0.50% to $100          No expense limitation
                                                                                      million; 0.40%         on receipt of
                                                                                      above $100 million     sub-advisory fees
------------------------------------------------------------------------------------------------------------------------------------
IDEX PB Mid Cap Growth (Sub-adviser)     Mid Cap Growth     $  147,604,939            0.50% to $100          No expense
                                                                                      million; 0.40%         limitation on receipt
                                                                                      above $100 million     of sub-advisory fees
------------------------------------------------------------------------------------------------------------------------------------
Ohio National Fund Inc (Sub-adviser)     Growth             $   45,284,286            0.75% to $50           No expense limitation
                                                                                      million; 0.70%         on receipt of
                                                                                      above $50 million      sub-advisory fees
                                                                                      to $150 million;
                                                                                      0.50% above
                                                                                      $150 million
------------------------------------------------------------------------------------------------------------------------------------
ONE Fund, Inc (Sub-adviser)              Growth             $    7,911,774            0.75% to $50           No expense limitation
                                                                                      million; 0.70%         on receipt of
                                                                                      above $50 million      sub-advisory fees
                                                                                      to $150 million;
                                                                                      0.50% above
                                                                                      $150 million
------------------------------------------------------------------------------------------------------------------------------------
IDEX PB Technology (Sub-adviser)         Technology         $   87,153,157            0.55% to $100          No expense limitation
                                                                                      million; 0.50%         on receipt of
                                                                                      above $100 million     sub-advisory fees
------------------------------------------------------------------------------------------------------------------------------------

SCHEDULE 3 - OTHER INVESTMENT COMPANIES ADVISED BY VALUE INVESTORS
--------------------------------------------------------------------------------

                                                               NET ASSETS
                                         INVESTMENT          ($ MIL) AS OF                                      EXPENSE
FUND                                     OBJECTIVE              10/31/00                    FEE              LIMITATION/FEE
------------------------------------------------------------------------------------------------------------------------------------
PBHG Select Value Portfolio           Large Cap Value        $  73,440,367                 0.40%           No expense limitation
                                                                                                           agreement with
                                                                                                           the Portfolio
------------------------------------------------------------------------------------------------------------------------------------
PBHG Mid-Cap Value Portfolio          Mid-Cap Value          $     851,794                 0.50%           No expense limitation
                                                                                                           agreement with
                                                                                                           the Portfolio
------------------------------------------------------------------------------------------------------------------------------------
PBHG Small Cap Value Portfolio        Small Cap Value        $ 225,833,641                 0.65%           No expense limitation
                                                                                                           agreement with
                                                                                                           the Portfolio
------------------------------------------------------------------------------------------------------------------------------------

SCHEDULE 4 - OTHER INVESTMENT COMPANIES ADVISED BY WELLINGTON

                                                               NET ASSETS
                                         INVESTMENT          ($ MIL) AS OF                                     ADVISORY FEE
FUND                                     OBJECTIVE              10/31/00                    FEE                   WAIVER
------------------------------------------------------------------------------------------------------------------------------------
SEI Daily Income Trust--               Money Market              $1,160              0.075% to $500          From time to time,
Money Market*                                                                        million; 0.02%          a voluntary fee
                                                                                     above $500 million      waiver may apply
------------------------------------------------------------------------------------------------------------------------------------
SEI Daily Income Trust--               Money Market              $4,547              0.075% to $500          From time to time,
Prime Obligation*                                                                    million; 0.02%          a voluntary fee
                                                                                     above $500 million      waiver may apply
------------------------------------------------------------------------------------------------------------------------------------
SEI Daily Income Trust--               Money Market              $4,547             0.075% to $500           From time to time,
Prime Obligation*                                                                   million; 0.02%           a voluntary fee waiver
                                                                                    above $500 million       may apply
------------------------------------------------------------------------------------------------------------------------------------
SEI Liquid Asset Trust-                Money Market              $1,471             0.075% to $500           From time to time,
Prime Obligation *                                                                  million; 0.02%           a voluntary fee waiver
                                                                                    above $500 million       may apply
------------------------------------------------------------------------------------------------------------------------------------
SEI Insurance Products Trust-          Money Market              $5                 0.075% to $500           No waiver
VP Prime Obligation                                                                 million; 0.02%
                                                                                    above $500 million
------------------------------------------------------------------------------------------------------------------------------------
Bishop Street- Money                   Money Market              $313               0.075% to $500           No waiver
Market Fund                                                                         million; 0.02%
                                                                                    above $500 million
------------------------------------------------------------------------------------------------------------------------------------
Golden Oak Prime                       Money Market              $127               0.075% to $500           No waiver
Obligation Portfolio*                                                               million; 0.02%
                                                                                    above $500 million
------------------------------------------------------------------------------------------------------------------------------------
OVB Prime Obligations                  Money Market              $64                0.075% to $500           No waiver
Portfolio*                                                                          million; 0.02%
                                                                                    above $500 million
------------------------------------------------------------------------------------------------------------------------------------
Anchor Series Trust                    Money Market              $61                0.075% to                No waiver
                                                                                    $500 million; 0.02%
                                                                                    above $500 million
------------------------------------------------------------------------------------------------------------------------------------
* Fee schedule is applied to aggregate 2a-7 assets within the trust.

SCHEDULE 5 - OTHER INVESTMENT COMPANIES ADVISED BY MURRAY JOHNSTONE


                                                               NET ASSETS                                    ADVISORY FEE
                                         INVESTMENT          ($ MIL) AS OF                                 RATE PAID AFTER
FUND                                     OBJECTIVE              10/31/00                 FEE                    WAIVER
------------------------------------------------------------------------------------------------------------------------------------
Calvert World Values (sub-adviser)     International                                 0.45% to
                                       (Social Values)                               $250 million;
                                                                                     0.425% above
                                                                                     $250 million
------------------------------------------------------------------------------------------------------------------------------------
Sun Trust Equitable Securities         International                                 0.50%
ESC Fund(sub-adviser)
------------------------------------------------------------------------------------------------------------------------------------
UAM MJI Fund                           International                                 0.75%
------------------------------------------------------------------------------------------------------------------------------------
Stratus Fund (sub-adviser)             International                                 0.65% to
                                       (ADRs only)                                   $10 million;
                                                                                     0.60% above
                                                                                     $10 million
------------------------------------------------------------------------------------------------------------------------------------

SCHEDULE 6 - CURRENT FUNDAMENTAL RESTRICTIONS

PBHG Growth Fund may not:

         1. Make loans, except that the Portfolio, in accordance with its investment objective and policies, may (i) purchase debt instruments, and (ii) enter into repurchase agreements, provided that the Portfolio will not make any investment in repurchase agreements maturing in more than seven days if such investments, together with any other illiquid securities held by the Portfolio, would exceed 15% of the value of its net assets.

         2. Act as an underwriter of securities of other issuers, except as it may be deemed an underwriter under the 1933 Act in connection with the sale of portfolio securities.

         3. Purchase or sell commodities or commodity contracts, except that the Portfolio, in accordance with its investment objective and policies, may enter into futures contracts and options thereon.

         4. Purchase or sell real estate, or real estate investment partnerships.

         5. Issue senior securities (as defined in the 1940 Act) except as permitted in connection with the Portfolio's policies on borrowing and pledging, or as permitted by rule, regulation or order of the SEC.

         6. Purchase more than 10% of the voting securities of any one issuer or purchase securities of any one issuer if, at the time of purchase, more than 5% of its total assets will be invested in that issuer, except with respect to the Portfolio, up to 25% of its assets may be invested without regard to these limits.

         7. Pledge any of its assets, except that the Portfolio may pledge assets having a value of not more than 10% of its total assets in order to (i) secure permitted borrowings, or (ii) as may be necessary in connection with the Portfolio's use of options and futures contracts.

         8. Purchase securities of other investment companies except as permitted by the 1940 Act and the rules and regulations thereunder.

         9. Invest in interests in oil, gas or other mineral exploration or development programs.

         10. Purchase or write puts, calls or combinations thereof, except that the Portfolio may invest in and commit its assets to writing and purchasing only put and call options that are listed on a national securities exchange and issued by the Options Clearing Corporation to the extent permitted by the Prospectus and this Statement of

              Additional Information. In order to comply with the securities laws of several states, the Portfolio (as a matter of operating policy) will not write a covered call option if, as a result, the aggregate market value of all portfolio securities covering call options or subject to put options for that Portfolio exceeds 25% of the market value of that Portfolio's net assets.

         11 Invest 25% or more of its total assets at the time of purchase in securities of issuers (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements collateralized by such obligations) whose principal business activities are in the same industry. For purposes of this investment limitation, state and municipal governments and their agencies and authorities are not deemed to be industries; utility companies will be divided according to their services (e.g., gas, gas transmission, electric, electric and gas, and telephone) and financial service companies will be classified according to end use of their service (e.g., automobile finance, bank finance, and diversified finance).

         12. Borrow money (other than pursuant to reverse repurchase agreements) except for temporary or emergency purposes and then only in amounts up to 33 1/3% of the total assets of the PBHG Growth Fund. The temporary borrowing will include, for example, borrowing to facilitate the orderly sale of portfolio securities to accommodate substantial redemption requests if they should occur, to facilitate the settlement of securities transactions, and is not for investment purposes. All borrowings in excess of 5% of the Portfolio's total assets will be repaid before making additional investments.



Each of PBHG Emerging Growth Fund, PBHG Large Cap Growth Fund, PBHG Select Equity Fund, PBHG Core Growth Fund, PBHG Limited Fund, PBHG Large Cap 20 Fund, PBHG Large Cap Value Fund, PBHG Mid-Cap Value Fund, PBHG Small Cap Value Fund, PBHG International Fund, PBHG Cash Reserves Fund, PBHG Technology & Communications Fund, PBHG Strategic Small Company Fund and PBHG Global Technology & Communications Fund may not:


         1. Make loans, except that each Portfolio, in accordance with that Portfolio's investment objectives and policies, may (i) purchase or hold debt instruments, and (ii) enter into repurchase agreements. In addition, the PBHG Limited Fund, the PBHG Large Cap 20 Fund, the PBHG Large Cap Value Fund, the PBHG Mid-Cap Value Fund, the PBHG Small Cap Value Fund, the PBHG International Fund, PBHG Strategic Small Company Fund and the PBHG Global Technology & Communications Fund may each lend its portfolio securities in an amount not exceeding one-third the value of its total assets.

         2. Act as an underwriter of securities of other issuers except as it may be deemed an underwriter under the 1933 Act in connection with the purchase and sale of portfolio securities.

         3. Purchase or sell commodities or commodity contracts, except that a Portfolio, in accordance with its objectives and policies, may:
              (i) invest in readily marketable securities of issuers which invest or engage in such activities; and (ii) enter into futures contracts and options thereon.

         4. Purchase or sell real estate or real estate partnership interests, except that this limitation shall not prevent a Portfolio from investing directly or indirectly in readily marketable securities of issuers which can invest in real estate, institutions that issue mortgages, or real estate investment trusts that deal with real estate or interests therein.

         5. Issue senior securities (as defined in the 1940 Act) except as permitted in connection with the Portfolio's policies on borrowing and pledging, or as permitted by rule, regulation or order of the SEC.

         6. Purchase more than 10% of the voting securities of any one issuer or purchase securities of any one issuer if, at the time of purchase, more than 5% of its total assets will be invested in that issuer, except with respect to the Portfolio, up to 25% of its assets may be invested without regard to these limits. This limitation does not apply to the PBHG Large Cap 20 Fund, the PBHG Technology & Communications Fund, PBHG Global Technology & Communications Fund or the PBHG Cash Reserves Fund.

              In addition, for purposes of this investment limitation, the term "issuer" does not include obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements collateralized by such obligations.

         7. Invest 25% or more of its total assets at the time of purchase in securities of one or more issuers (other than obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities and repurchase agreements collateralized by such obligations) whose principal business activities are in the same industry. For purposes of this limitation, supranational organizations are deemed to be issuers conducting their principal business activities in the same industry; state and municipal governments and their agencies and authorities are not deemed to be industries; utility companies will be divided according to their services, for example, gas distribution, gas transmission, electric and telephone will each be considered a separate industry; and financial service companies will be classified according to the end users of their services (e.g. automobile finance, bank finance and diversified finance).

              With respect to the PBHG Technology & Communications Fund and the PBHG

              Global Technology & Communications Fund, up to 50% of the Fund's assets may be invested without regard to these limits.

         8. Borrow money except for temporary or emergency purposes and then only in an amount not exceeding 10% of the value of total assets (except not exceeding 33 1/3% of the value of total assets with respect to the PBHG Mid-Cap Value Fund and the PBHG Small Cap Value Fund). This borrowing provision is included solely to facilitate the orderly sale of portfolio securities to accommodate substantial redemption requests if they should occur and is not for investment purposes. All borrowings in excess of 5% of the Portfolio's total assets will be repaid before making investments.

         9.   Invest in companies for the purpose of exercising control.

         10. Pledge, mortgage or hypothecate assets, except: (i) to secure temporary borrowings permitted by each Portfolio's limitation on permitted borrowings; or (ii) in connection with permitted transactions regarding options and futures contracts and, except for the PBHG Mid-Cap Value Fund and the PBHG Small Cap Value Fund, in aggregate amounts not to exceed 10% of total assets taken at current value at the time of the occurrence of such pledge, mortgage or hypothecation.

         11. Make short sales of securities, maintain a short position or purchase securities on margin, except that each Portfolio may: (i) obtain short-term credits as necessary for the clearance of security transactions; and (ii) establish margin accounts as may be necessary in connection with the Portfolio's use of options and futures contracts.

         12. Purchase securities of other investment companies except as permitted by the 1940 Act and the rules and regulations thereunder.

         13. Invest in interests in oil, gas or other mineral exploration or development programs and, except for the PBHG Mid-Cap Value Fund and the PBHG Small Cap Value Fund, invest in oil, gas or mineral leases.


Each of PBHG Focused Value Fund and PBHG New Opportunities Fund may not:

         1. Make loans except that each such Portfolio, in accordance with its investment objective and policies, may (i) purchase debt obligations, (ii) enter into repurchase agreements and (iii) lend its portfolio securities.

         2. Act as an underwriter of securities of other issuers, except as it may be deemed to be an underwriter under the 1933 Act in connection with the purchase and sale of portfolio securities.

         3. Purchase or sell commodities or commodity contracts, except that each such Portfolio, in accordance with its investment objective and policies, may: (i) invest in readily marketable securities of issuers which invest or engage in such activities; and (ii) enter into forward contracts, futures contracts and options thereon.

         4. Purchase or sell real estate, or real estate partnership interests, except that this limitation shall not prevent any such Portfolio from investing directly or indirectly in readily marketable securities of issuers which can invest in real estate, institutions that issue mortgages, or real estate investment trusts which deal with real estate or interests therein.

         5. Issue senior securities (as defined in the 1940 Act) except as permitted in connection with the Portfolio's policies on borrowing and pledging, or as permitted by rule, regulation or order of the SEC.

         6. Purchase more than 10% of the voting securities of any one issuer or purchase securities of any one issuer if, at the time of purchase, more than 5% of its total assets will be invested in that issuer, except that up to 25% of its assets may be invested without regard to these limits.

              This limitation does not apply to the PBHG Focused Value Fund. For purposes of this investment limitation, the term "issuer" does not include obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements collateralized by such obligations.

         7. Invest 25% or more of its total assets at the time of purchase in securities of issuers (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements collateralized by such obligations) whose principal business activities are in the same industry. For purposes of this investment limitation, state and municipal governments and their agencies and authorities are not deemed to be industries; utility companies will be divided according to their services (e.g., gas, gas transmission, electric, electric and gas, and telephone) and financial service companies will be classified according to end use of their service (e.g., automobile finance, bank finance, and diversified finance).


         8. Borrow money (other than pursuant to reverse repurchase agreements) except for temporary or emergency purposes and then only in amounts up to 33 1/3% of the total assets of the PBHG Focused Value Fund and the PBHG New Opportunities Fund. The temporary borrowing will include, for example, borrowing to facilitate the orderly sale of portfolio securities to accommodate substantial redemption requests if they should occur, to facilitate the settlement of securities transactions, and is not for investment purposes. All borrowings in excess of 5% of a Portfolio's total assets will be repaid before making additional investments.

                      SCHEDULE 7 - OTHER MATERIAL PAYMENTS

         The following chart sets forth the fees paid during the fiscal year ended March 31, 2000 by each Fund to PBHG Fund Services, a wholly-owned subsidiary of Pilgrim Baxter, for administrative services and shareholder services. These services will continue to be provided by PBHG Fund Services if the New Investment Advisory Contract with Pilgrim Baxter is approved. Note: No fees are listed for PBHG Global Technology & Communications Fund because it had not commenced operations as of March 31, 2000.


--------------------------------------------------------------------------------
FUND                                                   ADMINISTRATIVE
                                                      AND SHAREHOLDER
                                                     SERVICES FEES PAID
                                                   TO PBHG FUND SERVICES
--------------------------------------------------------------------------------
PBHG Growth Fund
--------------------------------------------------------------------------------
PBHG Emerging Growth Fund
--------------------------------------------------------------------------------
PBHG Large Cap Growth Fund
--------------------------------------------------------------------------------
PBHG Select Equity Fund
--------------------------------------------------------------------------------
PBHG Core Growth Fund
--------------------------------------------------------------------------------
PBHG Limited Fund
--------------------------------------------------------------------------------
PBHG Large Cap 20 Fund
--------------------------------------------------------------------------------
PBHG New Opportunities Fund
--------------------------------------------------------------------------------
PBHG Large Cap Value Fund
--------------------------------------------------------------------------------
PBHG Mid-Cap Value Fund
--------------------------------------------------------------------------------
PBHG Small Cap Value Fund
--------------------------------------------------------------------------------
PBHG Focused Value Fund
--------------------------------------------------------------------------------
PBHG International Fund
--------------------------------------------------------------------------------
PBHG Cash Reserves Fund
--------------------------------------------------------------------------------
PBHG Technology & Communications Fund
--------------------------------------------------------------------------------
PBHG Strategic Small Company Fund
--------------------------------------------------------------------------------

                                   SCHEDULE 8
                     PRINCIPAL EXECUTIVE OFFICER & DIRECTORS
                      OF PILGRIM BAXTER AND VALUE INVESTORS

         OFFICERS & DIRECTORS OF THE PBHG FUNDS, INC. WHO ARE OFFICERS,
           EMPLOYEES, DIRECTORS OF PILGRIM BAXTER AND VALUE INVESTORS

         The following table provides information with respect to the principal executive officer and the directors of Pilgrim Baxter and Value Investors and officers and directors of The PBHG Funds, Inc., all of whose business address is 825 Duportail Road, Wayne, Pennsylvania 19087.

PILGRIM BAXTER

----------------------------------------------------------------------------------------------
                                 Position with
Name                             Pilgrim Baxter                         Principal Occupation
----------------------------------------------------------------------------------------------
Harold J. Baxter            Director, Chairman of the Board                     Same
                            and Chief Executive Officer
----------------------------------------------------------------------------------------------
Gary L. Pilgrim             Director,  President                                Same
                            and Chief Investment Officer
----------------------------------------------------------------------------------------------


VALUE INVESTORS

----------------------------------------------------------------------------------------------
                                 Position with
Name                             Pilgrim Baxter                         Principal Occupation
----------------------------------------------------------------------------------------------
Harold J. Baxter            Director, Chairman of the                           Same
                            Board and Chief Executive Officer
----------------------------------------------------------------------------------------------
Gary L. Pilgrim             Director, President and                             Same
                            Chief Investment Officer
----------------------------------------------------------------------------------------------
Eric C. Schneider           Treasurer, Chief Financial                          Same
                            Officer, Controller
----------------------------------------------------------------------------------------------


THE PBHG FUNDS, INC.

----------------------------------------------------------------------------------------------
                        Position with             Position with            Position with
Name                    The PBHG Funds, Inc.      Pilgrim Baxter           Value Investors
----------------------------------------------------------------------------------------------
Harold J. Baxter        Chairman/Director         Director/CEO              Director/CEO
                                                    Chairman                  Chairman
----------------------------------------------------------------------------------------------
Gary L. Pilgrim         President              Director/President        Director/President
                                                      CIO
----------------------------------------------------------------------------------------------
Lee T. Cummings         Treasurer, Chief              N/A                       N/A
                        Financial Officer,
                        Controller
----------------------------------------------------------------------------------------------
John M. Zerr            Vice President/         General Counsel/          General Counsel/
                        Secretary                  Secretary                 Secretary
----------------------------------------------------------------------------------------------
Meghan M. Mahon         Vice President/              Counsel/                 Counsel/
                        Assistant Secretary    Assistant Secretary      Assistant Secretary
----------------------------------------------------------------------------------------------
Matthew R. DiClemente   Assistant Secretary      Legal Assistant          Legal Assistant
----------------------------------------------------------------------------------------------

      SCHEDULE 9 - PRINCIPAL EXECUTIVE OFFICERS AND PARTNERS OF WELLINGTON

The following table provides information with respect to the principal executive officers and partners of Wellington, all of whose business address is Wellington Management Company, 75 State Street, Boston, MA 02109


---------------------------------------------------------------------------------------------------
Name                          Position with Wellington                         Principal Occupation
---------------------------------------------------------------------------------------------------
Kenneth L. Abrams             General Partner & Senior Vice President                   Same
---------------------------------------------------------------------------------------------------
Nicholas C. Adams             General Partner & Senior Vice President                   Same
---------------------------------------------------------------------------------------------------
Rand L. Alexander             General Partner & Senior Vice President                   Same
---------------------------------------------------------------------------------------------------
Deborah L. Allinson           General Partner & Senior Vice President                   Same
---------------------------------------------------------------------------------------------------
James H. Averill              General Partner & Senior Vice President                   Same
---------------------------------------------------------------------------------------------------
Karl E. Bandtel               General Partner & Senior Vice President                   Same
---------------------------------------------------------------------------------------------------
Mark J. Beckwith              General Partner & Senior Vice President                   Same
---------------------------------------------------------------------------------------------------
Marie-Claude Bernal           General Partner & Senior Vice President                   Same
---------------------------------------------------------------------------------------------------
William N. Booth              General Partner & Senior Vice President                   Same
---------------------------------------------------------------------------------------------------
Paul Braverman                General Partner & Senior Vice President                   Same
---------------------------------------------------------------------------------------------------
Robert A. Bruno               General Partner & Senior Vice President                   Same
---------------------------------------------------------------------------------------------------
Maryann E. Carroll            General Partner & Senior Vice President                   Same
---------------------------------------------------------------------------------------------------
Pamela Dippel                 General Partner & Senior Vice President                   Same
---------------------------------------------------------------------------------------------------
Robert L. Evans               General Partner & Senior Vice President                   Same
---------------------------------------------------------------------------------------------------
Lisa d. Finkel                General Partner & Senior Vice President                   Same
---------------------------------------------------------------------------------------------------
Charles T. Freeman            General Partner & Senior Vice President                   Same
---------------------------------------------------------------------------------------------------
Laurie A. Gabriel             Managing General Partner                                  Same
---------------------------------------------------------------------------------------------------
John H. Gooch                 General Partner & Senior Vice President                   Same
---------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------
Nicholas P. Greville          General Partner & Senior Vice President                   Same
---------------------------------------------------------------------------------------------------
Paul Hamel                    General Partner & Senior Vice President                   Same
---------------------------------------------------------------------------------------------------
Lucius T. Hill, III           General Partner & Senior Vice President                   Same
---------------------------------------------------------------------------------------------------
Paul D. Kaplan                General Partner & Senior Vice President                   Same
---------------------------------------------------------------------------------------------------
John C. Keogh                 General Partner & Senior Vice President                   Same
---------------------------------------------------------------------------------------------------
George C. Lodge, Jr.          General Partner & Senior Vice President                   Same
---------------------------------------------------------------------------------------------------
Nancy T. Lukitsh              General Partner & Senior Vice President                   Same
---------------------------------------------------------------------------------------------------
Mark T. Lynch                 General Partner & Senior Vice President                   Same
---------------------------------------------------------------------------------------------------
Christine S. Manfredi         General Partner & Senior Vice President                   Same
---------------------------------------------------------------------------------------------------
Patrick J. McCloskey          General Partner & Senior Vice President                   Same
---------------------------------------------------------------------------------------------------
Earl E. McEvoy                General Partner & Senior Vice President                   Same
---------------------------------------------------------------------------------------------------
Duncan M. McFarland           Managing General Partner                                  Same
---------------------------------------------------------------------------------------------------
Paul M. Mecray III            General Partner & Senior Vice President                   Same
---------------------------------------------------------------------------------------------------
Matthew E. Megargel           General Partner & Senior Vice President                   Same
---------------------------------------------------------------------------------------------------
James N. Mordy                General Partner & Senior Vice President                   Same
---------------------------------------------------------------------------------------------------
Diane C. Nordin               General Partner & Senior Vice President                   Same
---------------------------------------------------------------------------------------------------
Stephen T. O'Brien            General Partner & Senior Vice President                   Same
---------------------------------------------------------------------------------------------------
Edward P. Owens               General Partner & Senior Vice President                   Same
---------------------------------------------------------------------------------------------------
Saul J. Pannell               General Partner & Senior Vice President                   Same
---------------------------------------------------------------------------------------------------
Thomas L. Pappas              General Partner & Senior Vice President                   Same
---------------------------------------------------------------------------------------------------
Jonathan M. Payson            General Partner & Senior Vice President                   Same
---------------------------------------------------------------------------------------------------
Philip H. Perelmuter          General Partner & Senior Vice President                   Same
---------------------------------------------------------------------------------------------------
Robert D. Rands               General Partner & Senior Vice President                   Same
---------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------
Eugene E. Record, Jr.         General Partner & Senior Vice President                   Same
---------------------------------------------------------------------------------------------------
James A. Rullo                General Partner & Senior Vice President                   Same
---------------------------------------------------------------------------------------------------
John R. Ryan                  Managing General Partner                                  Same
---------------------------------------------------------------------------------------------------
Joseph H. Schwartz            General Partner & Senior Vice President                   Same
---------------------------------------------------------------------------------------------------
Theodore E. Shasta            General Partner & Senior Vice President                   Same
---------------------------------------------------------------------------------------------------
Binkley C. Shorts             General Partner & Senior Vice President                   Same
---------------------------------------------------------------------------------------------------
Trond Skramstad               General Partner & Senior Vice President                   Same
---------------------------------------------------------------------------------------------------
Catherine A. Smith            General Partner & Senior Vice President                   Same
---------------------------------------------------------------------------------------------------
Stephen A. Soderberg          General Partner & Senior Vice President                   Same
---------------------------------------------------------------------------------------------------
Eric Stromquist               General Partner & Senior Vice President                   Same
---------------------------------------------------------------------------------------------------
Brendan J. Swords             General Partner & Senior Vice President                   Same
---------------------------------------------------------------------------------------------------
Harriett Tee Taggart          General Partner & Senior Vice President                   Same
---------------------------------------------------------------------------------------------------
Perry M. Traquina             General Partner & Senior Vice President                   Same
---------------------------------------------------------------------------------------------------
Gene R. Tremblay              General Partner & Senior Vice President                   Same
---------------------------------------------------------------------------------------------------
Michael A. Tyler              General Partner & Senior Vice President                   Same
---------------------------------------------------------------------------------------------------
Mary Ann Tynan                General Partner & Senior Vice President                   Same
---------------------------------------------------------------------------------------------------
Clare Villari                 General Partner & Senior Vice President                   Same
---------------------------------------------------------------------------------------------------
Ernst H. von Metzsch          General Partner & Senior Vice President                   Same
---------------------------------------------------------------------------------------------------
James L. Walters              General Partner & Senior Vice President                   Same
---------------------------------------------------------------------------------------------------
Kim Williams                  General Partner & Senior Vice President                   Same
---------------------------------------------------------------------------------------------------
Francis V. Wisneski           General Partner & Senior Vice President                   Same
---------------------------------------------------------------------------------------------------

   SCHEDULE 10 - PRINCIPAL EXECUTIVE OFFICER AND DIRECTORS OF MURRAY JOHNSTONE

The following table provides information with respect to the principal executive officer and directors of Murray Johnstone, all of whose business address is John Hancock Center, 875 No. Michigan Avenue, Suite 3640, Chicago, Illinois 60611.

-------------------------------------------------------------------------------------------
Name                          Position with Murray Johnstone          Principal Occupation
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
C. Giles H. Weaver            Director, Executive Chairman                   Same
-------------------------------------------------------------------------------------------
A. David MacLellan            Managing Director                              Same
-------------------------------------------------------------------------------------------

           SCHEDULE 11 - BROKERAGE COMMISSIONS PAID TO SEI INVESTMENTS DISTRIBUTION CO. FOR THE FISCAL YEAR ENDED MARCH 31, 2000

         The following chart sets forth the aggregate amount of brokerage commissions paid by each Fund to SEI Investments Distribution Co., distributor for The PBHG Funds, Inc. for the fiscal year ended March 31, 2000 and the percentage of each Fund's aggregate brokerage commissions paid to SEI Investments Distribution Co. for the fiscal year ended March 31, 2000. These commissions were paid to SEI Investments Distribution Co. in connection with repurchase agreement transactions. Note: No commission information is listed for PBHG Global Technology & Communications Fund because it had not commenced operations as of March 31, 2000.

----------------------------------------------------------------------------------------------
Fund                          AGGREGATE AMOUNT OF BROKERAGE           PERCENT OF AGGREGATE
                              COMMISSIONS PAID TO                     BROKERAGE COMMISSIONS
                              SEI INVESTMENTS DISTRIBUTION CO.        PAID TO SEI INVESTMENTS
                              (IN THOUSANDS)                          DISTRIBUTION CO.
----------------------------------------------------------------------------------------------
PBHG Growth                            $113,877                               7%
----------------------------------------------------------------------------------------------
PBHG Emerging Growth                   $ 38,328                               7%
----------------------------------------------------------------------------------------------
PBHG New Opportunities                 $  2,596                               1%
----------------------------------------------------------------------------------------------
PBHG Large Cap Growth                  $  3,174                               1%
----------------------------------------------------------------------------------------------
PBHG Select Equity                     $ 23,035                               5%
----------------------------------------------------------------------------------------------
PBHG Core Growth                       $  2,359                               1%
----------------------------------------------------------------------------------------------
PBHG Limited                           $  5,926                              17%
----------------------------------------------------------------------------------------------
PBHG Large Cap 20                      $ 20,174                               3%
----------------------------------------------------------------------------------------------
PBHG Large Cap Value                   $    891                               0%
----------------------------------------------------------------------------------------------
PBHG Mid-Cap Value                     $  1,007                               0%
----------------------------------------------------------------------------------------------
PBHG Small Cap Value                   $  1,639                               0%
----------------------------------------------------------------------------------------------
PBHG Focused Value                     $    233                               0%
----------------------------------------------------------------------------------------------
PBHG International                          N/A                               0%
----------------------------------------------------------------------------------------------
PBHG Cash Reserves                          N/A                               0%
----------------------------------------------------------------------------------------------
PBHG Technology & Communications       $ 29,680                               1%
----------------------------------------------------------------------------------------------
PBHG Strategic Small Company           $  1,023                               0%
----------------------------------------------------------------------------------------------

       SCHEDULE 12 - BENEFICIAL OWNERS OF 5% OR MORE OF EACH FUNDS SHARES
                            AS OF NOVEMBER 17, 2000

--------------------------------------------------------------------------------
Fund                                     5% of More Beneficial Owners
--------------------------------------------------------------------------------

             SCHEDULE 13 -- OUTSTANDING SHARES OF THE COMPANY AS OF
                                NOVEMBER 17, 2000
--------------------------------------------------------------------------------
                                            Number of Shares
      Name of Fund                            Outstanding
--------------------------------------------------------------------------------
PBHG Growth Fund
     PBHG Class
     Advisor Class
--------------------------------------------------------------------------------
PBHG Emerging Growth Fund
     PBHG Class
--------------------------------------------------------------------------------
PBHG Large Cap Growth Fund
     PBHG Class
--------------------------------------------------------------------------------
PBHG Select Equity Fund
     PBHG Class
--------------------------------------------------------------------------------
PBHG Core Growth Fund
     PBHG Class
--------------------------------------------------------------------------------
PBHG Limited Fund
     PBHG Class
--------------------------------------------------------------------------------
PBHG Large Cap 20 Fund
     PBHG Class
--------------------------------------------------------------------------------
PBHG New Opportunities Fund
     PBHG Class
--------------------------------------------------------------------------------
PBHG Large Cap Value Fund
     PBHG Class
--------------------------------------------------------------------------------
PBHG Mid-Cap Value Fund
     PBHG Class
--------------------------------------------------------------------------------
PBHG Small Cap Value Fund
     PBHG Class
--------------------------------------------------------------------------------
PBHG Focused Value Fund
     PBHG Class
--------------------------------------------------------------------------------
PBHG International Fund
     PBHG Class
--------------------------------------------------------------------------------
PBHG Cash Reserves Fund
     PBHG Class
--------------------------------------------------------------------------------
PBHG Technology &
Communications Fund
     PBHG Class
--------------------------------------------------------------------------------
PBHG Global Technology &
Communications Fund
     PBHG Class
--------------------------------------------------------------------------------
PBHG Strategic Small
Company Fund
     PBHG Class
--------------------------------------------------------------------------------

                              The PBHG Funds, Inc.
                                PBHG Growth Fund
                                 P.O. Box 219534
                           Kansas City, MO 64121-9534
                                 1-800-xxx-xxxx

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JANUARY 25, 2001

The undersigned hereby appoints Lee T. Cummings and John M. Zerr and each of them as proxies with full powers of substitution and revocation, to represent and to vote on behalf of the undersigned, all shares of the Fund referenced hereon (the "Fund"), which the undersigned is entitled to vote at a Special Meeting of Shareholders of the Fund to be held at the Peninsula Hotel, Le Grande Salle Room, 700 Fifth Avenue, New York, New York on January 25, 2001, at 10:00 A.M. and any adjournments thereof (the "Meeting"). The undersigned acknowledges receipt of the Notice of Meeting and Proxy Statement, and hereby instructs said proxies to vote said shares as indicated hereon. Unless indicated to the contrary, this proxy shall be voted "For" all proposals relating to the Fund. The proxies are hereby authorized to vote in their discretion on any matter that may properly come before the meeting or any adjournment thereof. The undersigned hereby revokes any proxy previously given.

                           Note: Please sign exactly as your name appears on this proxy. If joint owners, both should sign this proxy. An authorized individual should sign corporate or partnership proxies in full corporate or partnership name. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give your full title.

                           DATE_____________________________
                               _____________________________
                               _____________________________

                           Signature(s) and Title(s), If Applicable


   THE BOARD OF DIRECTORS, INCLUDING THOSE DIRECTORS WHO ARE INDEPENDENT, RECOMMENDS A VOTE "FOR" EACH PROPOSAL.

PLEASE EXECUTE AND RETURN THE ENCLOSED PROXY PROMPTLY TO ENSURE THAT A QUORUM IS PRESENT AT THE SPECIAL MEETING. YOU CAN VOTE YOUR SHARES AT THE PROXY SOLICITORS' WEB SITE, BY TOLL-FREE TELEPHONE, BY MAIL, BY FACSIMILE OR IN PERSON. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE, IF YOU CHOOSE TO VOTE BY MAIL.

To vote by Telephone
1)  Read the Proxy Statement and have the Proxy Card below at hand.
2)  Call 1-800-xxx-xxxx
3) Enter the 12-digit Control Number set forth on the Proxy Card and follow the simple instructions.

To vote by Internet
1)  Read the Proxy Statement and have the Proxy Card below at hand.
2)  Go to web site WWW.XXXXX.COM
3) Enter the 12-digit Control Number set forth on the Proxy Card and follow the simple instructions.

This proxy will be voted as specified below with respect to the action to be taken on the following proposals. In the absence of any specification, this proxy will be voted IN FAVOR of the proposals. Please mark your vote below in blue or black ink. Do not use red ink.

1. To approve the Investment Advisory Agreement between The PBHG Funds, Inc., on behalf of PBHG Growth Fund, with Pilgrim Baxter & Associates, Ltd.

                  FOR                       AGAINST           ABSTAIN
                  [  ]                        [  ]              [  ]


2.  THIS ITEM IS NOT APPLICABLE.

    (a)  THIS ITEM IS NOT APPLICABLE.


    (b)  THIS ITEM IS NOT APPLICABLE.


    (c)  THIS ITEM IS NOT APPLICABLE.



3. To approve the proposed changes to the Fund's fundamental investment restrictions.

    (a)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Issuer Diversification                       [   ]      [   ]      [   ]

    (b)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Borrowing Money and Issuing Senior           [   ]      [   ]      [   ]
    Securities

    (c)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Underwriting Securities                      [   ]      [   ]      [   ]

    (d)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Industry Concentration                       [   ]      [   ]      [   ]

    (e)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Purchasing or Selling Real Estate            [   ]      [   ]      [   ]

    (f)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Purchasing or Selling Commodities            [   ]      [   ]      [   ]

    (g)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Making Loans                                 [   ]      [   ]      [   ]

    (h)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Investing all Assets in an Open End          [   ]      [   ]      [   ]
    Fund

    (i)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Investing in Oil, Gas or Other Mineral       [   ]      [   ]      [   ]
    Exploration or Development Programs

    (j)  THIS ITEM IS NOT APPLICABLE.



    (k)  THIS ITEM IS NOT APPLICABLE.


    (l)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Pledging Assets                              [   ]      [   ]      [   ]

    (m)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Investing in Puts and Calls                  [   ]      [   ]      [   ]


4. To approve the Agreement and Plan of Reorganization and subsequent dissolution of the Maryland corporation.

                  FOR                       AGAINST           ABSTAIN
                  [  ]                        [  ]              [  ]

                              The PBHG Funds, Inc.
                            PBHG Emerging Growth Fund
                                 P.O. Box 219534
                           Kansas City, MO 64121-9534
                                 1-800-xxx-xxxx

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JANUARY 25, 2001

The undersigned hereby appoints Lee T. Cummings and John M. Zerr and each of them as proxies with full powers of substitution and revocation, to represent and to vote on behalf of the undersigned, all shares of the Fund referenced hereon (the "Fund"), which the undersigned is entitled to vote at a Special Meeting of Shareholders of the Fund to be held at the Peninsula Hotel, Le Grande Salle Room, 700 Fifth Avenue, New York, New York on January 25, 2001, at 10:00 A.M. and any adjournments thereof (the "Meeting"). The undersigned acknowledges receipt of the Notice of Meeting and Proxy Statement, and hereby instructs said proxies to vote said shares as indicated hereon. Unless indicated to the contrary, this proxy shall be voted "For" all proposals relating to the Fund. The proxies are hereby authorized to vote in their discretion on any matter that may properly come before the meeting or any adjournment thereof. The undersigned hereby revokes any proxy previously given.

                           Note: Please sign exactly as your name appears on this proxy. If joint owners, both should sign this proxy. An authorized individual should sign corporate or partnership proxies in full corporate or partnership name. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give your full title.

                           DATE_____________________________
                               _____________________________
                               _____________________________

                           Signature(s) and Title(s), If Applicable


   THE BOARD OF DIRECTORS, INCLUDING THOSE DIRECTORS WHO ARE INDEPENDENT, RECOMMENDS A VOTE "FOR" EACH PROPOSAL.

PLEASE EXECUTE AND RETURN THE ENCLOSED PROXY PROMPTLY TO ENSURE THAT A QUORUM IS PRESENT AT THE SPECIAL MEETING. YOU CAN VOTE YOUR SHARES AT THE PROXY SOLICITORS' WEB SITE, BY TOLL-FREE TELEPHONE, BY MAIL, BY FACSIMILE OR IN PERSON. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE, IF YOU CHOOSE TO VOTE BY MAIL.

To vote by Telephone
1)  Read the Proxy Statement and have the Proxy Card below at hand.
2)  Call 1-800-xxx-xxxx
3) Enter the 12-digit Control Number set forth on the Proxy Card and follow the simple instructions.

To vote by Internet
1)  Read the Proxy Statement and have the Proxy Card below at hand.
2)  Go to web site WWW.XXXXX.COM
3) Enter the 12-digit Control Number set forth on the Proxy Card and follow the simple instructions.

This proxy will be voted as specified below with respect to the action to be taken on the following proposals. In the absence of any specification, this proxy will be voted IN FAVOR of the proposals. Please mark your vote below in blue or black ink. Do not use red ink.

1. To approve the Investment Advisory Agreement between The PBHG Funds, Inc., on behalf of PBHG Emerging Growth Fund, with Pilgrim Baxter & Associates, Ltd.

             FOR                       AGAINST           ABSTAIN
             [  ]                        [  ]              [  ]


2.  THIS ITEM IS NOT APPLICABLE.


    (a)  THIS ITEM IS NOT APPLICABLE.


    (b)  THIS ITEM IS NOT APPLICABLE.


    (c)  THIS ITEM IS NOT APPLICABLE.



3. To approve the proposed changes to the Fund's fundamental investment restrictions.

    (a)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Issuer Diversification                       [   ]      [   ]      [   ]

    (b)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Borrowing Money and Issuing Senior           [   ]      [   ]      [   ]
    Securities

    (c)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Underwriting Securities                      [   ]      [   ]      [   ]

    (d)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Industry Concentration                       [   ]      [   ]      [   ]

    (e)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Purchasing or Selling Real Estate            [   ]      [   ]      [   ]

    (f)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Purchasing or Selling Commodities            [   ]      [   ]      [   ]

    (g)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Making Loans                                 [   ]      [   ]      [   ]

    (h)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Investing all Assets in an Open End          [   ]      [   ]      [   ]
    Fund

    (i)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Investing in Oil, Gas or Other Mineral       [   ]      [   ]      [   ]
    Exploration or Development Programs

    (j)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Investing in Companies for the Purpose       [   ]      [   ]      [   ]
    of Control

    (k)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Making Short Sales or Margin Purchases       [   ]      [   ]      [   ]

    (l)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Pledging Assets                              [   ]      [   ]      [   ]

    (m)      THIS ITEM IS NOT APPLICABLE.



4. To approve the Agreement and Plan of Reorganization and subsequent dissolution of the Maryland corporation.

                  FOR                       AGAINST           ABSTAIN
                  [  ]                        [  ]              [  ]

                              The PBHG Funds, Inc.
                           PBHG Large Cap Growth Fund
                                 P.O. Box 219534
                           Kansas City, MO 64121-9534
                                 1-800-xxx-xxxx

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JANUARY 25, 2001

The undersigned hereby appoints Lee T. Cummings and John M. Zerr and each of them as proxies with full powers of substitution and revocation, to represent and to vote on behalf of the undersigned, all shares of the Fund referenced hereon (the "Fund"), which the undersigned is entitled to vote at a Special Meeting of Shareholders of the Fund to be held at the Peninsula Hotel, Le Grande Salle Room, 700 Fifth Avenue, New York, New York on January 25, 2001, at 10:00 A.M. and any adjournments thereof (the "Meeting"). The undersigned acknowledges receipt of the Notice of Meeting and Proxy Statement, and hereby instructs said proxies to vote said shares as indicated hereon. Unless indicated to the contrary, this proxy shall be voted "For" all proposals relating to the Fund. The proxies are hereby authorized to vote in their discretion on any matter that may properly come before the meeting or any adjournment thereof. The undersigned hereby revokes any proxy previously given.

                           Note: Please sign exactly as your name appears on this proxy. If joint owners, both should sign this proxy. An authorized individual should sign corporate or partnership proxies in full corporate or partnership name. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give your full title.

                           DATE_____________________________
                               _____________________________
                               _____________________________

                           Signature(s) and Title(s), If Applicable


   THE BOARD OF DIRECTORS, INCLUDING THOSE DIRECTORS WHO ARE INDEPENDENT, RECOMMENDS A VOTE "FOR" EACH PROPOSAL.

PLEASE EXECUTE AND RETURN THE ENCLOSED PROXY PROMPTLY TO ENSURE THAT A QUORUM IS PRESENT AT THE SPECIAL MEETING. YOU CAN VOTE YOUR SHARES AT THE PROXY SOLICITORS' WEB SITE, BY TOLL-FREE TELEPHONE, BY MAIL, BY FACSIMILE OR IN PERSON. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE, IF YOU CHOOSE TO VOTE BY MAIL.

To vote by Telephone
1)  Read the Proxy Statement and have the Proxy Card below at hand.
2)  Call 1-800-xxx-xxxx
3) Enter the 12-digit Control Number set forth on the Proxy Card and follow the simple instructions.

To vote by Internet
1)  Read the Proxy Statement and have the Proxy Card below at hand.
2)  Go to web site www.xxxxx.com
3) Enter the 12-digit Control Number set forth on the Proxy Card and follow the simple instructions.

This proxy will be voted as specified below with respect to the action to be taken on the following proposals. In the absence of any specification, this proxy will be voted IN FAVOR of the proposals. Please mark your vote below in blue or black ink. Do not use red ink.

1. To approve the Investment Advisory Agreement between The PBHG Funds, Inc., on behalf of PBHG Large Cap Growth Fund, with Pilgrim Baxter & Associates, Ltd.

                  FOR                       AGAINST           ABSTAIN
                  [  ]                        [  ]              [  ]


2. This item is not applicable.


    (a)  This item is not applicable.


    (b)  This item is not applicable.


    (c)  This item is not applicable.



3. To approve the proposed changes to the Fund's fundamental investment restrictions.

    (a)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Issuer Diversification                       [   ]      [   ]      [   ]

    (b)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Borrowing Money and Issuing Senior           [   ]      [   ]      [   ]
    Securities

    (c)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Underwriting Securities                      [   ]      [   ]      [   ]

    (d)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Industry Concentration                       [   ]      [   ]      [   ]

    (e)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Purchasing or Selling Real Estate            [   ]      [   ]      [   ]

    (f)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Purchasing or Selling Commodities            [   ]      [   ]      [   ]

    (g)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Making Loans                                 [   ]      [   ]      [   ]

    (h)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Investing all Assets in an Open End          [   ]      [   ]      [   ]
    Fund

    (i)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Investing in Oil, Gas or Other Mineral       [   ]      [   ]      [   ]
    Exploration or Development Programs

    (j)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Investing in Companies for the Purpose       [   ]      [   ]      [   ]
    of Control

    (k)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Making Short Sales or Margin Purchases       [   ]      [   ]      [   ]

    (l)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Pledging Assets                              [   ]      [   ]      [   ]

    (m)  This item is not applicable.


4. To approve the Agreement and Plan of Reorganization and subsequent dissolution of the Maryland corporation.

                  FOR                       AGAINST           ABSTAIN
                  [  ]                        [  ]              [  ]

                              The PBHG Funds, Inc.
                             PBHG Select Equity Fund
                                 P.O. Box 219534
                           Kansas City, MO 64121-9534
                                 1-800-xxx-xxxx

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JANUARY 25, 2001

The undersigned hereby appoints Lee T. Cummings and John M. Zerr and each of them as proxies with full powers of substitution and revocation, to represent and to vote on behalf of the undersigned, all shares of the Fund referenced hereon (the "Fund"), which the undersigned is entitled to vote at a Special Meeting of Shareholders of the Fund to be held at the Peninsula Hotel, Le Grande Salle Room, 700 Fifth Avenue, New York, New York on January 25, 2001, at 10:00 A.M. and any adjournments thereof (the "Meeting"). The undersigned acknowledges receipt of the Notice of Meeting and Proxy Statement, and hereby instructs said proxies to vote said shares as indicated hereon. Unless indicated to the contrary, this proxy shall be voted "For" all proposals relating to the Fund. The proxies are hereby authorized to vote in their discretion on any matter that may properly come before the meeting or any adjournment thereof. The undersigned hereby revokes any proxy previously given.

                           Note: Please sign exactly as your name appears on this proxy. If joint owners, both should sign this proxy. An authorized individual should sign corporate or partnership proxies in full corporate or partnership name. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give your full title.

                           DATE_____________________________
                               _____________________________
                               _____________________________

                           Signature(s) and Title(s), If Applicable


   THE BOARD OF DIRECTORS, INCLUDING THOSE DIRECTORS WHO ARE INDEPENDENT, RECOMMENDS A VOTE "FOR" EACH PROPOSAL.

PLEASE EXECUTE AND RETURN THE ENCLOSED PROXY PROMPTLY TO ENSURE THAT A QUORUM IS PRESENT AT THE SPECIAL MEETING. YOU CAN VOTE YOUR SHARES AT THE PROXY SOLICITORS' WEB SITE, BY TOLL-FREE TELEPHONE, BY MAIL, BY FACSIMILE OR IN PERSON. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE, IF YOU CHOOSE TO VOTE BY MAIL.

To vote by Telephone
1)  Read the Proxy Statement and have the Proxy Card below at hand.
2)  Call 1-800-xxx-xxxx
3) Enter the 12-digit Control Number set forth on the Proxy Card and follow the simple instructions.

To vote by Internet
1)  Read the Proxy Statement and have the Proxy Card below at hand.
2)  Go to web site WWW.XXXXX.COM
3) Enter the 12-digit Control Number set forth on the Proxy Card and follow the simple instructions.

This proxy will be voted as specified below with respect to the action to be taken on the following proposals. In the absence of any specification, this proxy will be voted IN FAVOR of the proposals. Please mark your vote below in blue or black ink. Do not use red ink.

1. To approve the Investment Advisory Agreement between The PBHG Funds, Inc., on behalf of PBHG Select Equity Fund, with Pilgrim Baxter & Associates, Ltd.

             FOR                       AGAINST           ABSTAIN
             [  ]                       [  ]               [  ]


2.  THIS ITEM IS NOT APPLICABLE.


    (a)  THIS ITEM IS NOT APPLICABLE.


    (b)  THIS ITEM IS NOT APPLICABLE.


    (c)  THIS ITEM IS NOT APPLICABLE.



3. To approve the proposed changes to the Fund's fundamental investment restrictions.

    (a)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Issuer Diversification                       [   ]      [   ]      [   ]

    (b)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Borrowing Money and Issuing Senior           [   ]      [   ]      [   ]
    Securities

    (c)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Underwriting Securities                      [   ]      [   ]      [   ]

    (d)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Industry Concentration                       [   ]      [   ]      [   ]

    (e)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Purchasing or Selling Real Estate            [   ]      [   ]      [   ]

    (f)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Purchasing or Selling Commodities            [   ]      [   ]      [   ]

    (g)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Making Loans                                 [   ]      [   ]      [   ]

    (h)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Investing all Assets in an Open End          [   ]      [   ]      [   ]
    Fund

    (i)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Investing in Oil, Gas or Other Mineral       [   ]      [   ]      [   ]
    Exploration or Development Programs

    (j)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Investing in Companies for the Purpose       [   ]      [   ]      [   ]
    of Control

    (k)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Making Short Sales or Margin Purchases       [   ]      [   ]      [   ]

    (l)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Pledging Assets                              [   ]      [   ]      [   ]

    (m)  THIS ITEM IS NOT APPLICABLE.


4. To approve the Agreement and Plan of Reorganization and subsequent dissolution of the Maryland corporation.

                  FOR                       AGAINST           ABSTAIN
                  [  ]                       [  ]              [  ]

                              The PBHG Funds, Inc.
                              PBHG Core Growth Fund
                                 P.O. Box 219534
                           Kansas City, MO 64121-9534
                                 1-800-xxx-xxxx

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JANUARY 25, 2001

The undersigned hereby appoints Lee T. Cummings and John M. Zerr and each of them as proxies with full powers of substitution and revocation, to represent and to vote on behalf of the undersigned, all shares of the Fund referenced hereon (the "Fund"), which the undersigned is entitled to vote at a Special Meeting of Shareholders of the Fund to be held at the Peninsula Hotel, Le Grande Salle Room, 700 Fifth Avenue, New York, New York on January 25, 2001, at 10:00 A.M. and any adjournments thereof (the "Meeting"). The undersigned acknowledges receipt of the Notice of Meeting and Proxy Statement, and hereby instructs said proxies to vote said shares as indicated hereon. Unless indicated to the contrary, this proxy shall be voted "For" all proposals relating to the Fund. The proxies are hereby authorized to vote in their discretion on any matter that may properly come before the meeting or any adjournment thereof. The undersigned hereby revokes any proxy previously given.

                           Note: Please sign exactly as your name appears on this proxy. If joint owners, both should sign this proxy. An authorized individual should sign corporate or partnership proxies in full corporate or partnership name. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give your full title.

                           DATE_____________________________
                               _____________________________
                               _____________________________

                           Signature(s) and Title(s), If Applicable


            THE BOARD OF DIRECTORS, INCLUDING THOSE DIRECTORS WHO ARE
              INDEPENDENT, RECOMMENDS A VOTE "FOR" EACH PROPOSAL.

PLEASE EXECUTE AND RETURN THE ENCLOSED PROXY PROMPTLY TO ENSURE THAT A QUORUM IS PRESENT AT THE SPECIAL MEETING. YOU CAN VOTE YOUR SHARES AT THE PROXY SOLICITORS' WEB SITE, BY TOLL-FREE TELEPHONE, BY MAIL, BY FACSIMILE OR IN PERSON. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE, IF YOU CHOOSE TO VOTE BY MAIL.

To vote by Telephone
1)  Read the Proxy Statement and have the Proxy Card below at hand.
2)  Call 1-800-xxx-xxxx
3) Enter the 12-digit Control Number set forth on the Proxy Card and follow the simple instructions.

To vote by Internet
1)  Read the Proxy Statement and have the Proxy Card below at hand.
2)  Go to web site WWW.XXXXX.COM
3) Enter the 12-digit Control Number set forth on the Proxy Card and follow the simple instructions.

This proxy will be voted as specified below with respect to the action to be taken on the following proposals. In the absence of any specification, this proxy will be voted IN FAVOR of the proposals. Please mark your vote below in blue or black ink. Do not use red ink.

1. To approve the Investment Advisory Agreement between The PBHG Funds, Inc., on behalf of PBHG Core Growth Fund, with Pilgrim Baxter & Associates, Ltd.

               FOR                       AGAINST           ABSTAIN
               [  ]                       [  ]               [  ]


2.  THIS ITEM IS NOT APPLICABLE.


    (a)  THIS ITEM IS NOT APPLICABLE.


    (b)  THIS ITEM IS NOT APPLICABLE.


    (c)  THIS ITEM IS NOT APPLICABLE.



3. To approve the proposed changes to the Fund's fundamental investment restrictions.

    (a)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Issuer Diversification                       [   ]      [   ]      [   ]

    (b)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Borrowing Money and Issuing Senior           [   ]      [   ]      [   ]
    Securities

    (c)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Underwriting Securities                      [   ]      [   ]      [   ]

    (d)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Industry Concentration                       [   ]      [   ]      [   ]

    (e)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Purchasing or Selling Real Estate            [   ]      [   ]      [   ]

    (f)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Purchasing or Selling Commodities            [   ]      [   ]      [   ]

    (g)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Making Loans                                 [   ]      [   ]      [   ]

    (h)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Investing all Assets in an Open End          [   ]      [   ]      [   ]
    Fund

    (i)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Investing in Oil, Gas or Other Mineral       [   ]      [   ]      [   ]
    Exploration or Development Programs

    (j)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Investing in Companies for the Purpose       [   ]      [   ]      [   ]
    of Control

    (k)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Making Short Sales or Margin Purchases       [   ]      [   ]      [   ]

    (l)  Change to Fundamental Restriction           FOR      AGAINST  ABSTAIN
    on Pledging Assets                              [   ]      [   ]      [   ]

    (m)  THIS ITEM IS NOT APPLICABLE.



4. To approve the Agreement and Plan of Reorganization and subsequent dissolution of the Maryland corporation.

              FOR                       AGAINST           ABSTAIN
              [  ]                       [  ]               [  ]

                              The PBHG Funds, Inc.
                                PBHG Limited Fund
                                 P.O. Box 219534
                           Kansas City, MO 64121-9534
                                 1-800-xxx-xxxx

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JANUARY 25, 2001

The undersigned hereby appoints Lee T. Cummings and John M. Zerr and each of them as proxies with full powers of substitution and revocation, to represent and to vote on behalf of the undersigned, all shares of the Fund referenced hereon (the "Fund"), which the undersigned is entitled to vote at a Special Meeting of Shareholders of the Fund to be held at the Peninsula Hotel, Le Grande Salle Room, 700 Fifth Avenue, New York, New York on January 25, 2001, at 10:00 A.M. and any adjournments thereof (the "Meeting"). The undersigned acknowledges receipt of the Notice of Meeting and Proxy Statement, and hereby instructs said proxies to vote said shares as indicated hereon. Unless indicated to the contrary, this proxy shall be voted "For" all proposals relating to the Fund. The proxies are hereby authorized to vote in their discretion on any matter that may properly come before the meeting or any adjournment thereof. The undersigned hereby revokes any proxy previously given.

                           Note: Please sign exactly as your name appears on this proxy. If joint owners, both should sign this proxy. An authorized individual should sign corporate or partnership proxies in full corporate or partnership name. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give your full title.

                           DATE_____________________________
                               _____________________________
                               _____________________________

                           Signature(s) and Title(s), If Applicable


   THE BOARD OF DIRECTORS, INCLUDING THOSE DIRECTORS WHO ARE INDEPENDENT, RECOMMENDS A VOTE "FOR" EACH PROPOSAL.

PLEASE EXECUTE AND RETURN THE ENCLOSED PROXY PROMPTLY TO ENSURE THAT A QUORUM IS PRESENT AT THE SPECIAL MEETING. YOU CAN VOTE YOUR SHARES AT THE PROXY SOLICITORS' WEB SITE, BY TOLL-FREE TELEPHONE, BY MAIL, BY FACSIMILE OR IN PERSON. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE, IF YOU CHOOSE TO VOTE BY MAIL.

To vote by Telephone
1)  Read the Proxy Statement and have the Proxy Card below at hand.
2)  Call 1-800-xxx-xxxx
3) Enter the 12-digit Control Number set forth on the Proxy Card and follow the simple instructions.

To vote by Internet
1)  Read the Proxy Statement and have the Proxy Card below at hand.
2)  Go to web site WWW.XXXXX.COM
3) Enter the 12-digit Control Number set forth on the Proxy Card and follow the simple instructions.

This proxy will be voted as specified below with respect to the action to be taken on the following proposals. In the absence of any specification, this proxy will be voted IN FAVOR of the proposals. Please mark your vote below in blue or black ink. Do not use red ink.

1. To approve the Investment Advisory Agreement between The PBHG Funds, Inc., on behalf of PBHG Limited Fund, with Pilgrim Baxter & Associates, Ltd.

              FOR                       AGAINST           ABSTAIN
              [  ]                        [  ]              [  ]


2.  THIS ITEM IS NOT APPLICABLE.


    (a)  THIS ITEM IS NOT APPLICABLE.


    (b)  THIS ITEM IS NOT APPLICABLE.


    (c)  THIS ITEM IS NOT APPLICABLE.



3. To approve the proposed changes to the Fund's fundamental investment restrictions.

    (a)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Issuer Diversification                       [   ]      [   ]      [   ]

    (b)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Borrowing Money and Issuing Senior           [   ]      [   ]      [   ]
    Securities

    (c)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Underwriting Securities                      [   ]      [   ]      [   ]

    (d)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Industry Concentration                       [   ]      [   ]      [   ]

    (e)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Purchasing or Selling Real Estate            [   ]      [   ]      [   ]

    (f)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Purchasing or Selling Commodities            [   ]      [   ]      [   ]

    (g)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Making Loans                                 [   ]      [   ]      [   ]

    (h)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Investing all Assets in an Open End          [   ]      [   ]      [   ]
    Fund

    (i)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Investing in Oil, Gas or Other Mineral       [   ]      [   ]      [   ]
    Exploration or Development Programs

    (j)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Investing in Companies for the Purpose       [   ]      [   ]      [   ]
    of Control

    (k)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Making Short Sales or Margin Purchases       [   ]      [   ]      [   ]

    (l)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Pledging Assets                              [   ]      [   ]      [   ]

    (m)  THIS ITEM IS NOT APPLICABLE.


4. To approve the Agreement and Plan of Reorganization and subsequent dissolution of the Maryland corporation.

             FOR                       AGAINST           ABSTAIN
             [  ]                       [  ]              [  ]

                              The PBHG Funds, Inc.
                             PBHG Large Cap 20 Fund
                                 P.O. Box 219534
                           Kansas City, MO 64121-9534
                                 1-800-xxx-xxxx

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JANUARY 25, 2001

The undersigned hereby appoints Lee T. Cummings and John M. Zerr and each of them as proxies with full powers of substitution and revocation, to represent and to vote on behalf of the undersigned, all shares of the Fund referenced hereon (the "Fund"), which the undersigned is entitled to vote at a Special Meeting of Shareholders of the Fund to be held at the Peninsula Hotel, Le Grande Salle Room, 700 Fifth Avenue, New York, New York on January 25, 2001, at 10:00 A.M. and any adjournments thereof (the "Meeting"). The undersigned acknowledges receipt of the Notice of Meeting and Proxy Statement, and hereby instructs said proxies to vote said shares as indicated hereon. Unless indicated to the contrary, this proxy shall be voted "For" all proposals relating to the Fund. The proxies are hereby authorized to vote in their discretion on any matter that may properly come before the meeting or any adjournment thereof. The undersigned hereby revokes any proxy previously given.

                           Note: Please sign exactly as your name appears on this proxy. If joint owners, both should sign this proxy. An authorized individual should sign corporate or partnership proxies in full corporate or partnership name. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give your full title.

                           DATE_____________________________
                               _____________________________
                               _____________________________

                           Signature(s) and Title(s), If Applicable


   THE BOARD OF DIRECTORS, INCLUDING THOSE DIRECTORS WHO ARE INDEPENDENT, RECOMMENDS A VOTE "FOR" EACH PROPOSAL.

PLEASE EXECUTE AND RETURN THE ENCLOSED PROXY PROMPTLY TO ENSURE THAT A QUORUM IS PRESENT AT THE SPECIAL MEETING. YOU CAN VOTE YOUR SHARES AT THE PROXY SOLICITORS' WEB SITE, BY TOLL-FREE TELEPHONE, BY MAIL, BY FACSIMILE OR IN PERSON. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE, IF YOU CHOOSE TO VOTE BY MAIL.

To vote by Telephone
1)  Read the Proxy Statement and have the Proxy Card below at hand.
2)  Call 1-800-xxx-xxxx
3) Enter the 12-digit Control Number set forth on the Proxy Card and follow the simple instructions.

To vote by Internet
1)  Read the Proxy Statement and have the Proxy Card below at hand.
2)  Go to web site WWW.XXXXX.COM
3) Enter the 12-digit Control Number set forth on the Proxy Card and follow the simple instructions.

This proxy will be voted as specified below with respect to the action to be taken on the following proposals. In the absence of any specification, this proxy will be voted IN FAVOR of the proposals. Please mark your vote below in blue or black ink. Do not use red ink.

1. To approve the Investment Advisory Agreement between The PBHG Funds, Inc., on behalf of PBHG Large Cap 20 Fund, with Pilgrim Baxter & Associates, Ltd.

             FOR                       AGAINST           ABSTAIN
             [  ]                       [  ]               [  ]


2.  THIS ITEM IS NOT APPLICABLE.


    (a)  THIS ITEM IS NOT APPLICABLE.


    (b)  THIS ITEM IS NOT APPLICABLE.


    (c)  THIS ITEM IS NOT APPLICABLE.



3. To approve the proposed changes to the Fund's fundamental investment restrictions.

    (a)  THIS ITEM IS NOT APPLICABLE.


    (b)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Borrowing Money and Issuing Senior           [   ]      [   ]      [   ]
    Securities

    (c)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Underwriting Securities                      [   ]      [   ]      [   ]

    (d)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Industry Concentration                       [   ]      [   ]      [   ]

    (e)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Purchasing or Selling Real Estate            [   ]      [   ]      [   ]

    (f)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Purchasing or Selling Commodities            [   ]      [   ]      [   ]

    (g)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Making Loans                                 [   ]      [   ]      [   ]

    (h)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Investing all Assets in an Open End          [   ]      [   ]      [   ]
    Fund

    (i)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Investing in Oil, Gas or Other Mineral       [   ]      [   ]      [   ]
    Exploration or Development Programs

    (j)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Investing in Companies for the Purpose       [   ]      [   ]      [   ]
    of Control

    (k)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Making Short Sales or Margin Purchases       [   ]      [   ]      [   ]

    (l)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Pledging Assets                              [   ]      [   ]      [   ]

    (m)  THIS ITEM IS NOT APPLICABLE.


4. To approve the Agreement and Plan of Reorganization and subsequent dissolution of the Maryland corporation.

                  FOR                       AGAINST           ABSTAIN
                  [  ]                       [  ]               [  ]

                              The PBHG Funds, Inc.
                           PBHG New Opportunities Fund
                                 P.O. Box 219534
                           Kansas City, MO 64121-9534
                                 1-800-xxx-xxxx

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JANUARY 25, 2001

The undersigned hereby appoints Lee T. Cummings and John M. Zerr and each of them as proxies with full powers of substitution and revocation, to represent and to vote on behalf of the undersigned, all shares of the Fund referenced hereon (the "Fund"), which the undersigned is entitled to vote at a Special Meeting of Shareholders of the Fund to be held at the Peninsula Hotel, Le Grande Salle Room, 700 Fifth Avenue, New York, New York on January 25, 2001, at 10:00 A.M. and any adjournments thereof (the "Meeting"). The undersigned acknowledges receipt of the Notice of Meeting and Proxy Statement, and hereby instructs said proxies to vote said shares as indicated hereon. Unless indicated to the contrary, this proxy shall be voted "For" all proposals relating to the Fund. The proxies are hereby authorized to vote in their discretion on any matter that may properly come before the meeting or any adjournment thereof. The undersigned hereby revokes any proxy previously given.

                           Note: Please sign exactly as your name appears on this proxy. If joint owners, both should sign this proxy. An authorized individual should sign corporate or partnership proxies in full corporate or partnership name. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give your full title.

                           DATE_____________________________
                               _____________________________
                               _____________________________

                           Signature(s) and Title(s), If Applicable


   THE BOARD OF DIRECTORS, INCLUDING THOSE DIRECTORS WHO ARE INDEPENDENT, RECOMMENDS A VOTE "FOR" EACH PROPOSAL.

PLEASE EXECUTE AND RETURN THE ENCLOSED PROXY PROMPTLY TO ENSURE THAT A QUORUM IS PRESENT AT THE SPECIAL MEETING. YOU CAN VOTE YOUR SHARES AT THE PROXY SOLICITORS' WEB SITE, BY TOLL-FREE TELEPHONE, BY MAIL, BY FACSIMILE OR IN PERSON. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE, IF YOU CHOOSE TO VOTE BY MAIL.

To vote by Telephone
1)  Read the Proxy Statement and have the Proxy Card below at hand.
2)  Call 1-800-xxx-xxxx
3) Enter the 12-digit Control Number set forth on the Proxy Card and follow the simple instructions.

To vote by Internet
1)  Read the Proxy Statement and have the Proxy Card below at hand.
2)  Go to web site WWW.XXXXX.COM
3) Enter the 12-digit Control Number set forth on the Proxy Card and follow the simple instructions.

This proxy will be voted as specified below with respect to the action to be taken on the following proposals. In the absence of any specification, this proxy will be voted IN FAVOR of the proposals. Please mark your vote below in blue or black ink. Do not use red ink.

1. To approve the Investment Advisory Agreement between The PBHG Funds, Inc., on behalf of PBHG New Opportunities Fund, with Pilgrim Baxter & Associates, Ltd.

             FOR                       AGAINST           ABSTAIN
             [  ]                       [  ]               [  ]


2.  THIS ITEM IS NOT APPLICABLE.


    (a)  THIS ITEM IS NOT APPLICABLE.


    (b)  THIS ITEM IS NOT APPLICABLE.


    (c)  THIS ITEM IS NOT APPLICABLE.



3. To approve the proposed changes to the Fund's fundamental investment restrictions.

    (a)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Issuer Diversification                       [   ]      [   ]      [   ]

    (b)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Borrowing Money and Issuing Senior           [   ]      [   ]      [   ]
    Securities

    (c)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Underwriting Securities                      [   ]      [   ]      [   ]

    (d)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Industry Concentration                       [   ]      [   ]      [   ]

    (e)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Purchasing or Selling Real Estate            [   ]      [   ]      [   ]

    (f)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Purchasing or Selling Commodities            [   ]      [   ]      [   ]

    (g)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Making Loans                                 [   ]      [   ]      [   ]

    (h)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Investing all Assets in an Open End          [   ]      [   ]      [   ]
    Fund

    (i)  THIS ITEM IS NOT APPLICABLE.

    (j)  THIS ITEM IS NOT APPLICABLE.

    (k)  THIS ITEM IS NOT APPLICABLE.

    (l)  THIS ITEM IS NOT APPLICABLE.

    (m)  THIS ITEM IS NOT APPLICABLE.


4. To approve the Agreement and Plan of Reorganization and subsequent dissolution of the Maryland corporation.

                  FOR                       AGAINST           ABSTAIN
                  [  ]                       [  ]               [  ]

                              The PBHG Funds, Inc.
                             PBHG Mid-Cap Value Fund
                                 P.O. Box 219534
                           Kansas City, MO 64121-9534
                                 1-800-xxx-xxxx

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JANUARY 25, 2001

The undersigned hereby appoints Lee T. Cummings and John M. Zerr and each of them as proxies with full powers of substitution and revocation, to represent and to vote on behalf of the undersigned, all shares of the Fund referenced hereon (the "Fund"), which the undersigned is entitled to vote at a Special Meeting of Shareholders of the Fund to be held at the Peninsula Hotel, Le Grande Salle Room, 700 Fifth Avenue, New York, New York on January 25, 2001, at 10:00 A.M. and any adjournments thereof (the "Meeting"). The undersigned acknowledges receipt of the Notice of Meeting and Proxy Statement, and hereby instructs said proxies to vote said shares as indicated hereon. Unless indicated to the contrary, this proxy shall be voted "For" all proposals relating to the Fund. The proxies are hereby authorized to vote in their discretion on any matter that may properly come before the meeting or any adjournment thereof. The undersigned hereby revokes any proxy previously given.

                           Note: Please sign exactly as your name appears on this proxy. If joint owners, both should sign this proxy. An authorized individual should sign corporate or partnership proxies in full corporate or partnership name. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give your full title.

                           DATE_____________________________
                               _____________________________
                               _____________________________

                           Signature(s) and Title(s), If Applicable


            THE BOARD OF DIRECTORS, INCLUDING THOSE DIRECTORS WHO ARE
               INDEPENDENT, RECOMMENDS A VOTE "FOR" EACH PROPOSAL.

PLEASE EXECUTE AND RETURN THE ENCLOSED PROXY PROMPTLY TO ENSURE THAT A QUORUM IS PRESENT AT THE SPECIAL MEETING. YOU CAN VOTE YOUR SHARES AT THE PROXY SOLICITORS' WEB SITE, BY TOLL-FREE TELEPHONE, BY MAIL, BY FACSIMILE OR IN PERSON. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE, IF YOU CHOOSE TO VOTE BY MAIL.

To vote by Telephone
1)  Read the Proxy Statement and have the Proxy Card below at hand.
2)  Call 1-800-xxx-xxxx
3) Enter the 12-digit Control Number set forth on the Proxy Card and follow th simple instructions.

To vote by Internet
1)  Read the Proxy Statement and have the Proxy Card below at hand.
2)  Go to web site WWW.XXXXX.COM
3) Enter the 12-digit Control Number set forth on the Proxy Card and follow the simple instructions.

This proxy will be voted as specified below with respect to the action to be taken on the following proposals. In the absence of any specification, this proxy will be voted IN FAVOR of the proposals. Please mark your vote below in blue or black ink. Do not use red ink.

1. To approve the Investment Advisory Agreement between The PBHG Funds, Inc., on behalf of PBHG Mid-Cap Value Fund, with Pilgrim Baxter & Associates, Ltd.

                  FOR                       AGAINST           ABSTAIN
                  [  ]                        [  ]              [  ]


2. To approve the Investment Sub-Advisory Agreement for the PBHG Mid-Cap Value Fund with:

    (a)  Pilgrim Baxter Value Investors, Inc.       FOR      AGAINST    ABSTAIN
                                                   [   ]      [   ]      [   ]

    (b)  THIS ITEM IS NOT APPLICABLE.


    (c)  THIS ITEM IS NOT APPLICABLE.



3. To approve the proposed changes to the Fund's fundamental investment restrictions.

    (a)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Issuer Diversification                      [   ]      [   ]      [   ]

    (b)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Borrowing Money and Issuing Senior          [   ]      [   ]      [   ]
    Securities

    (c)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Underwriting Securities                     [   ]      [   ]      [   ]

    (d)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Industry Concentration                      [   ]      [   ]      [   ]

    (e)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Purchasing or Selling Real Estate           [   ]      [   ]      [   ]

    (f)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Purchasing or Selling Commodities           [   ]      [   ]      [   ]

    (g)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Making Loans                                [   ]      [   ]      [   ]

    (h)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Investing all Assets in an Open End         [   ]      [   ]      [   ]
    Fund

    (i)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Investing in Oil, Gas or Other Mineral      [   ]      [   ]      [   ]
    Exploration or Development Programs

    (j)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Investing in Companies for the Purpose      [   ]      [   ]      [   ]
    of Control

    (k)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Making Short Sales or Margin Purchases      [   ]      [   ]      [   ]

    (l)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Pledging Assets                             [   ]      [   ]      [   ]

    (m)  THIS ITEM IS NOT APPLICABLE.


4. To approve the Agreement and Plan of Reorganization and subsequent dissolution of the Maryland corporation.

                  FOR                       AGAINST           ABSTAIN
                  [  ]                       [  ]               [  ]

                              The PBHG Funds, Inc.
                            PBHG Small Cap Value Fund
                                 P.O. Box 219534
                           Kansas City, MO 64121-9534
                                 1-800-xxx-xxxx

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JANUARY 25, 2001

The undersigned hereby appoints Lee T. Cummings and John M. Zerr and each of them as proxies with full powers of substitution and revocation, to represent and to vote on behalf of the undersigned, all shares of the Fund referenced hereon (the "Fund"), which the undersigned is entitled to vote at a Special Meeting of Shareholders of the Fund to be held at the Peninsula Hotel, Le Grande Salle Room, 700 Fifth Avenue, New York, New York on January 25, 2001, at 10:00 A.M. and any adjournments thereof (the "Meeting"). The undersigned acknowledges receipt of the Notice of Meeting and Proxy Statement, and hereby instructs said proxies to vote said shares as indicated hereon. Unless indicated to the contrary, this proxy shall be voted "For" all proposals relating to the Fund. The proxies are hereby authorized to vote in their discretion on any matter that may properly come before the meeting or any adjournment thereof. The undersigned hereby revokes any proxy previously given.

                           Note: Please sign exactly as your name appears on this proxy. If joint owners, both should sign this proxy. An authorized individual should sign corporate or partnership proxies in full corporate or partnership name. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give your full title.

                           DATE_____________________________
                               _____________________________
                               _____________________________

                           Signature(s) and Title(s), If Applicable


   THE BOARD OF DIRECTORS, INCLUDING THOSE DIRECTORS WHO ARE INDEPENDENT, RECOMMENDS A VOTE "FOR" EACH PROPOSAL.

PLEASE EXECUTE AND RETURN THE ENCLOSED PROXY PROMPTLY TO ENSURE THAT A QUORUM IS PRESENT AT THE SPECIAL MEETING. YOU CAN VOTE YOUR SHARES AT THE PROXY SOLICITORS' WEB SITE, BY TOLL-FREE TELEPHONE, BY MAIL, BY FACSIMILE OR IN PERSON. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE, IF YOU CHOOSE TO VOTE BY MAIL.

To vote by Telephone
1)  Read the Proxy Statement and have the Proxy Card below at hand.
2)  Call 1-800-xxx-xxxx
3) Enter the 12-digit Control Number set forth on the Proxy Card and follow the simple instructions.

To vote by Internet
1)  Read the Proxy Statement and have the Proxy Card below at hand.
2)  Go to web site WWW.XXXXX.COM
3) Enter the 12-digit Control Number set forth on the Proxy Card and follow the simple instructions.

This proxy will be voted as specified below with respect to the action to be taken on the following proposals. In the absence of any specification, this proxy will be voted IN FAVOR of the proposals. Please mark your vote below in blue or black ink. Do not use red ink.

1. To approve the Investment Advisory Agreement between The PBHG Funds, Inc., on behalf of PBHG Small Cap Value Fund, with Pilgrim Baxter & Associates, Ltd.

                  FOR                       AGAINST           ABSTAIN
                  [  ]                        [  ]              [  ]


2. To approve the Investment Sub-Advisory Agreement for the PBHG Small Cap Value Fund with:

    (a)  Pilgrim Baxter Value Investors, Inc.        FOR      AGAINST    ABSTAIN
                                                    [   ]      [   ]      [   ]

    (b)  THIS ITEM IS NOT APPLICABLE.


    (c)  THIS ITEM IS NOT APPLICABLE.



3. To approve the proposed changes to the Fund's fundamental investment restrictions.

    (a)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Issuer Diversification                       [   ]      [   ]      [   ]

    (b)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Borrowing Money and Issuing Senior           [   ]      [   ]      [   ]
    Securities

    (c)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Underwriting Securities                      [   ]      [   ]      [   ]

    (d)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Industry Concentration                       [   ]      [   ]      [   ]

    (e)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Purchasing or Selling Real Estate            [   ]      [   ]      [   ]

    (f)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Purchasing or Selling Commodities            [   ]      [   ]      [   ]

    (g)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Making Loans                                 [   ]      [   ]      [   ]

    (h)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Investing all Assets in an Open End          [   ]      [   ]      [   ]
    Fund

    (i)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Investing in Oil, Gas or Other Mineral       [   ]      [   ]      [   ]
    Exploration or Development Programs

    (j)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Investing in Companies for the Purpose       [   ]      [   ]      [   ]
    of Control

    (k)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Making Short Sales or Margin Purchases       [   ]      [   ]      [   ]

    (l)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Pledging Assets                              [   ]      [   ]      [   ]

    (m)  THIS ITEM IS NOT APPLICABLE.


4. To approve the Agreement and Plan of Reorganization and subsequent dissolution of the Maryland corporation.

                  FOR                       AGAINST           ABSTAIN
                  [  ]                        [  ]              [  ]

                              The PBHG Funds, Inc.
                             PBHG Focused Value Fund
                                 P.O. Box 219534
                           Kansas City, MO 64121-9534
                                 1-800-xxx-xxxx

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JANUARY 25, 2001

The undersigned hereby appoints Lee T. Cummings and John M. Zerr and each of them as proxies with full powers of substitution and revocation, to represent and to vote on behalf of the undersigned, all shares of the Fund referenced hereon (the "Fund"), which the undersigned is entitled to vote at a Special Meeting of Shareholders of the Fund to be held at the Peninsula Hotel, Le Grande Salle Room, 700 Fifth Avenue, New York, New York on January 25, 2001, at 10:00 A.M. and any adjournments thereof (the "Meeting"). The undersigned acknowledges receipt of the Notice of Meeting and Proxy Statement, and hereby instructs said proxies to vote said shares as indicated hereon. Unless indicated to the contrary, this proxy shall be voted "For" all proposals relating to the Fund. The proxies are hereby authorized to vote in their discretion on any matter that may properly come before the meeting or any adjournment thereof. The undersigned hereby revokes any proxy previously given.

                           Note: Please sign exactly as your name appears on this proxy. If joint owners, both should sign this proxy. An authorized individual should sign corporate or partnership proxies in full corporate or partnership name. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give your full title.

                           DATE_____________________________
                               _____________________________
                               _____________________________

                           Signature(s) and Title(s), If Applicable


            THE BOARD OF DIRECTORS, INCLUDING THOSE DIRECTORS WHO ARE
              INDEPENDENT, RECOMMENDS A VOTE "FOR" EACH PROPOSAL.

PLEASE EXECUTE AND RETURN THE ENCLOSED PROXY PROMPTLY TO ENSURE THAT A QUORUM IS PRESENT AT THE SPECIAL MEETING. YOU CAN VOTE YOUR SHARES AT THE PROXY SOLICITORS' WEB SITE, BY TOLL-FREE TELEPHONE, BY MAIL, BY FACSIMILE OR IN PERSON. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE, IF YOU CHOOSE TO VOTE BY MAIL.

To vote by Telephone
1)  Read the Proxy Statement and have the Proxy Card below at hand.
2)  Call 1-800-xxx-xxxx
3) Enter the 12-digit Control Number set forth on the Proxy Card and follow the simple instructions.

To vote by Internet
1)  Read the Proxy Statement and have the Proxy Card below at hand.
2)  Go to web site WWW.XXXXX.COM
3) Enter the 12-digit Control Number set forth on the Proxy Card and follow the simple instructions.

This proxy will be voted as specified below with respect to the action to be taken on the following proposals. In the absence of any specification, this proxy will be voted IN FAVOR of the proposals. Please mark your vote below in blue or black ink. Do not use red ink.

1. To approve the Investment Advisory Agreement between The PBHG Funds, Inc., on behalf of PBHG Focused Value Fund, with Pilgrim Baxter & Associates, Ltd.

                  FOR                       AGAINST           ABSTAIN
                  [  ]                       [  ]               [  ]


2. To approve the Investment Sub-Advisory Agreement for the PBHG Focused Value Fund with:

    (a)  Pilgrim Baxter Value Investors, Inc.        FOR      AGAINST    ABSTAIN
                                                    [   ]      [   ]      [   ]

    (b)  THIS ITEM IS NOT APPLICABLE.


    (c)  THIS ITEM IS NOT APPLICABLE.



3. To approve the proposed changes to the Fund's fundamental investment restrictions.

    (a)  THIS ITEM IS NOT APPLICABLE.


    (b)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Borrowing Money and Issuing Senior           [   ]      [   ]      [   ]
    Securities

    (c)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Underwriting Securities                      [   ]      [   ]      [   ]

    (d)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Industry Concentration                       [   ]      [   ]      [   ]

    (e)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Purchasing or Selling Real Estate            [   ]      [   ]      [   ]

    (f)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Purchasing or Selling Commodities            [   ]      [   ]      [   ]

    (g)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Making Loans                                 [   ]      [   ]      [   ]

    (h)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Investing all Assets in an Open End          [   ]      [   ]      [   ]
    Fund

    (i)  THIS ITEM IS NOT APPLICABLE.

    (j)  THIS ITEM IS NOT APPLICABLE.

    (k)  THIS ITEM IS NOT APPLICABLE.

    (l)  THIS ITEM IS NOT APPLICABLE.

    (m)  THIS ITEM IS NOT APPLICABLE.


4. To approve the Agreement and Plan of Reorganization and subsequent dissolution of the Maryland corporation.

                  FOR                       AGAINST           ABSTAIN
                  [  ]                        [  ]              [  ]

                              The PBHG Funds, Inc.
                             PBHG International Fund
                                 P.O. Box 219534
                           Kansas City, MO 64121-9534
                                 1-800-xxx-xxxx

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JANUARY 25, 2001

The undersigned hereby appoints Lee T. Cummings and John M. Zerr and each of them as proxies with full powers of substitution and revocation, to represent and to vote on behalf of the undersigned, all shares of the Fund referenced hereon (the "Fund"), which the undersigned is entitled to vote at a Special Meeting of Shareholders of the Fund to be held at the Peninsula Hotel, Le Grande Salle Room, 700 Fifth Avenue, New York, New York on January 25, 2001, at 10:00 A.M. and any adjournments thereof (the "Meeting"). The undersigned acknowledges receipt of the Notice of Meeting and Proxy Statement, and hereby instructs said proxies to vote said shares as indicated hereon. Unless indicated to the contrary, this proxy shall be voted "For" all proposals relating to the Fund. The proxies are hereby authorized to vote in their discretion on any matter that may properly come before the meeting or any adjournment thereof. The undersigned hereby revokes any proxy previously given.

                           Note: Please sign exactly as your name appears on this proxy. If joint owners, both should sign this proxy. An authorized individual should sign corporate or partnership proxies in full corporate or partnership name. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give your full title.

                           DATE_____________________________
                               _____________________________
                               _____________________________

                           Signature(s) and Title(s), If Applicable


            THE BOARD OF DIRECTORS, INCLUDING THOSE DIRECTORS WHO ARE
              INDEPENDENT, RECOMMENDS A VOTE "FOR" EACH PROPOSAL.

PLEASE EXECUTE AND RETURN THE ENCLOSED PROXY PROMPTLY TO ENSURE THAT A QUORUM IS PRESENT AT THE SPECIAL MEETING. YOU CAN VOTE YOUR SHARES AT THE PROXY SOLICITORS' WEB SITE, BY TOLL-FREE TELEPHONE, BY MAIL, BY FACSIMILE OR IN PERSON. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE, IF YOU CHOOSE TO VOTE BY MAIL.

To vote by Telephone
1)  Read the Proxy Statement and have the Proxy Card below at hand.
2)  Call 1-800-xxx-xxxx
3) Enter the 12-digit Control Number set forth on the Proxy Card and follow the simple instructions.

To vote by Internet
1)  Read the Proxy Statement and have the Proxy Card below at hand.
2)  Go to web site WWW.XXXXX.COM
3) Enter the 12-digit Control Number set forth on the Proxy Card and follow the simple instructions.

This proxy will be voted as specified below with respect to the action to be taken on the following proposals. In the absence of any specification, this proxy will be voted IN FAVOR of the proposals. Please mark your vote below in blue or black ink. Do not use red ink.

1. To approve the Investment Advisory Agreement between The PBHG Funds, Inc., on behalf of PBHG International Fund, with Pilgrim Baxter & Associates, Ltd.

                  FOR                       AGAINST           ABSTAIN
                  [  ]                       [  ]               [  ]


2. To approve the Investment Sub-Advisory Agreement for the PBHG International Fund with:

    (a)  THIS ITEM IS NOT APPLICABLE.


    (b)  THIS ITEM IS NOT APPLICABLE.


    (c)  Murray Johnstone International Ltd.         FOR      AGAINST    ABSTAIN
                                                    [   ]      [   ]      [   ]


3. To approve the proposed changes to the Fund's fundamental investment restrictions.

    (a)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Issuer Diversification                       [   ]      [   ]      [   ]

    (b)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Borrowing Money and Issuing Senior           [   ]      [   ]      [   ]
    Securities

    (c)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Underwriting Securities                      [   ]      [   ]      [   ]

    (d)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Industry Concentration                       [   ]      [   ]      [   ]

    (e)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Purchasing or Selling Real Estate            [   ]      [   ]      [   ]

    (f)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Purchasing or Selling Commodities            [   ]      [   ]      [   ]

    (g)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Making Loans                                 [   ]      [   ]      [   ]

    (h)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Investing all Assets in an Open End          [   ]      [   ]      [   ]
    Fund

    (i)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Investing in Oil, Gas or Other Mineral       [   ]      [   ]      [   ]
    Exploration or Development Programs

    (j)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Investing in Companies for the Purpose       [   ]      [   ]      [   ]
    of Control

    (k)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Making Short Sales or Margin Purchases       [   ]      [   ]      [   ]

    (l)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Pledging Assets                              [   ]      [   ]      [   ]

    (m)  THIS ITEM IS NOT APPLICABLE.


4. To approve the Agreement and Plan of Reorganization and subsequent dissolution of the Maryland corporation.

                  FOR                       AGAINST           ABSTAIN
                  [  ]                        [  ]              [  ]

                              The PBHG Funds, Inc.
                             PBHG Cash Reserves Fund
                                 P.O. Box 219534
                           Kansas City, MO 64121-9534
                                 1-800-xxx-xxxx

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JANUARY 25, 2001

The undersigned hereby appoints Lee T. Cummings and John M. Zerr and each of them as proxies with full powers of substitution and revocation, to represent and to vote on behalf of the undersigned, all shares of the Fund referenced hereon (the "Fund"), which the undersigned is entitled to vote at a Special Meeting of Shareholders of the Fund to be held at the Peninsula Hotel, Le Grande Salle Room, 700 Fifth Avenue, New York, New York on January 25, 2001, at 10:00 A.M. and any adjournments thereof (the "Meeting"). The undersigned acknowledges receipt of the Notice of Meeting and Proxy Statement, and hereby instructs said proxies to vote said shares as indicated hereon. Unless indicated to the contrary, this proxy shall be voted "For" all proposals relating to the Fund. The proxies are hereby authorized to vote in their discretion on any matter that may properly come before the meeting or any adjournment thereof. The undersigned hereby revokes any proxy previously given.

                           Note: Please sign exactly as your name appears on this proxy. If joint owners, both should sign this proxy. An authorized individual should sign corporate or partnership proxies in full corporate or partnership name. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give your full title.

                           DATE_____________________________
                               _____________________________
                               _____________________________

                           Signature(s) and Title(s), If Applicable


            THE BOARD OF DIRECTORS, INCLUDING THOSE DIRECTORS WHO ARE
              INDEPENDENT, RECOMMENDS A VOTE "FOR" EACH PROPOSAL.

PLEASE EXECUTE AND RETURN THE ENCLOSED PROXY PROMPTLY TO ENSURE THAT A QUORUM IS PRESENT AT THE SPECIAL MEETING. YOU CAN VOTE YOUR SHARES AT THE PROXY SOLICITORS' WEB SITE, BY TOLL-FREE TELEPHONE, BY MAIL, BY FACSIMILE OR IN PERSON. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE, IF YOU CHOOSE TO VOTE BY MAIL.

To vote by Telephone
1)  Read the Proxy Statement and have the Proxy Card below at hand.
2)  Call 1-800-xxx-xxxx
3) Enter the 12-digit Control Number set forth on the Proxy Card and follow the simple instructions.

To vote by Internet
1)  Read the Proxy Statement and have the Proxy Card below at hand.
2)  Go to web site WWW.XXXXX.COM
3) Enter the 12-digit Control Number set forth on the Proxy Card and follow the simple instructions.

This proxy will be voted as specified below with respect to the action to be taken on the following proposals. In the absence of any specification, this proxy will be voted IN FAVOR of the proposals. Please mark your vote below in blue or black ink. Do not use red ink.

1. To approve the Investment Advisory Agreement between The PBHG Funds, Inc., on behalf of PBHG Cash Reserves Fund, with Pilgrim Baxter & Associates, Ltd.

                  FOR                       AGAINST           ABSTAIN
                  [  ]                        [  ]              [  ]


2. To approve the Investment Sub-Advisory Agreement for the PBHG Cash Reserves Fund with:

    (a)  THIS ITEM IS NOT APPLICABLE.


    (b)  Wellington Management Company, Ltd.         FOR      AGAINST    ABSTAIN
                                                    [   ]      [   ]      [   ]

    (c)  THIS ITEM IS NOT APPLICABLE.



3. To approve the proposed changes to the Fund's fundamental investment restrictions.

    (a)  THIS ITEM IS NOT APPLICABLE.

    (b)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Borrowing Money and Issuing Senior           [   ]      [   ]      [   ]
    Securities

    (c)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Underwriting Securities                      [   ]      [   ]      [   ]

    (d)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Industry Concentration                       [   ]      [   ]      [   ]

    (e)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Purchasing or Selling Real Estate            [   ]      [   ]      [   ]

    (f)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Purchasing or Selling Commodities            [   ]      [   ]      [   ]

    (g)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Making Loans                                 [   ]      [   ]      [   ]

    (h)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Investing all Assets in an Open End          [   ]      [   ]      [   ]
    Fund

    (i)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Investing in Oil, Gas or Other Mineral       [   ]      [   ]      [   ]
    Exploration or Development Programs

    (j)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Investing in Companies for the Purpose       [   ]      [   ]      [   ]
    of Control

    (k)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Making Short Sales or Margin Purchases       [   ]      [   ]      [   ]

    (l)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Pledging Assets                              [   ]      [   ]      [   ]

    (m)  THIS ITEM IS NOT APPLICABLE.


4. To approve the Agreement and Plan of Reorganization and subsequent dissolution of the Maryland corporation.

                  FOR                       AGAINST           ABSTAIN
                  [  ]                        [  ]              [  ]

                              The PBHG Funds, Inc.
                      PBHG Technology & Communications Fund
                                 P.O. Box 219534
                           Kansas City, MO 64121-9534
                                 1-800-xxx-xxxx

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JANUARY 25, 2001

The undersigned hereby appoints Lee T. Cummings and John M. Zerr and each of them as proxies with full powers of substitution and revocation, to represent and to vote on behalf of the undersigned, all shares of the Fund referenced hereon (the "Fund"), which the undersigned is entitled to vote at a Special Meeting of Shareholders of the Fund to be held at the Peninsula Hotel, Le Grande Salle Room, 700 Fifth Avenue, New York, New York on January 25, 2001, at 10:00 A.M. and any adjournments thereof (the "Meeting"). The undersigned acknowledges receipt of the Notice of Meeting and Proxy Statement, and hereby instructs said proxies to vote said shares as indicated hereon. Unless indicated to the contrary, this proxy shall be voted "For" all proposals relating to the Fund. The proxies are hereby authorized to vote in their discretion on any matter that may properly come before the meeting or any adjournment thereof. The undersigned hereby revokes any proxy previously given.

                           Note: Please sign exactly as your name appears on this proxy. If joint owners, both should sign this proxy. An authorized individual should sign corporate or partnership proxies in full corporate or partnership name. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give your full title.

                           DATE_____________________________
                               _____________________________
                               _____________________________

                           Signature(s) and Title(s), If Applicable


            THE BOARD OF DIRECTORS, INCLUDING THOSE DIRECTORS WHO ARE
              INDEPENDENT, RECOMMENDS A VOTE "FOR" EACH PROPOSAL.

PLEASE EXECUTE AND RETURN THE ENCLOSED PROXY PROMPTLY TO ENSURE THAT A QUORUM IS PRESENT AT THE SPECIAL MEETING. YOU CAN VOTE YOUR SHARES AT THE PROXY SOLICITORS' WEB SITE, BY TOLL-FREE TELEPHONE, BY MAIL, BY FACSIMILE OR IN PERSON. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE, IF YOU CHOOSE TO VOTE BY MAIL.

To vote by Telephone
1)  Read the Proxy Statement and have the Proxy Card below at hand.
2)  Call 1-800-xxx-xxxx
3) Enter the 12-digit Control Number set forth on the Proxy Card and follow the simple instructions.

To vote by Internet
1)  Read the Proxy Statement and have the Proxy Card below at hand.
2)  Go to web site WWW.XXXXX.COM
3) Enter the 12-digit Control Number set forth on the Proxy Card and follow the simple instructions.

This proxy will be voted as specified below with respect to the action to be taken on the following proposals. In the absence of any specification, this proxy will be voted IN FAVOR of the proposals. Please mark your vote below in blue or black ink. Do not use red ink.

1. To approve the Investment Advisory Agreement between The PBHG Funds, Inc., on behalf of PBHG Technology & Communications Fund, with Pilgrim Baxter & Associates, Ltd.

             FOR                       AGAINST           ABSTAIN
             [  ]                       [  ]               [  ]


2.  THIS ITEM IS NOT APPLICABLE.


    (a)  THIS ITEM IS NOT APPLICABLE.


    (b)  THIS ITEM IS NOT APPLICABLE.


    (c)  THIS ITEM IS NOT APPLICABLE.



3. To approve the proposed changes to the Fund's fundamental investment restrictions.

    (a)  THIS ITEM IS NOT APPLICABLE.

    (b)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Borrowing Money and Issuing Senior           [   ]      [   ]      [   ]
    Securities

    (c)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Underwriting Securities                      [   ]      [   ]      [   ]

    (d)  THIS ITEM IS NOT APPLICABLE.

    (e)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Purchasing or Selling Real Estate            [   ]      [   ]      [   ]

    (f)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Purchasing or Selling Commodities            [   ]      [   ]      [   ]

    (g)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Making Loans                                 [   ]      [   ]      [   ]

    (h)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Investing all Assets in an Open End          [   ]      [   ]      [   ]
    Fund

    (i)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Investing in Oil, Gas or Other Mineral       [   ]      [   ]      [   ]
    Exploration or Development Programs

    (j)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Investing in Companies for the Purpose       [   ]      [   ]      [   ]
    of Control

    (k)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Making Short Sales or Margin Purchases       [   ]      [   ]      [   ]

    (l)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Pledging Assets                              [   ]      [   ]      [   ]

    (m)  THIS ITEM IS NOT APPLICABLE.


4. To approve the Agreement and Plan of Reorganization and subsequent dissolution of the Maryland corporation.

                  FOR                       AGAINST           ABSTAIN
                  [  ]                       [  ]               [  ]

                              The PBHG Funds, Inc.
                        PBHG Strategic Small Company Fund
                                 P.O. Box 219534
                           Kansas City, MO 64121-9534
                                 1-800-xxx-xxxx

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JANUARY 25, 2001

The undersigned hereby appoints Lee T. Cummings and John M. Zerr and each of them as proxies with full powers of substitution and revocation, to represent and to vote on behalf of the undersigned, all shares of the Fund referenced hereon (the "Fund"), which the undersigned is entitled to vote at a Special Meeting of Shareholders of the Fund to be held at the Peninsula Hotel, Le Grande Salle Room, 700 Fifth Avenue, New York, New York on January 25, 2001, at 10:00 A.M. and any adjournments thereof (the "Meeting"). The undersigned acknowledges receipt of the Notice of Meeting and Proxy Statement, and hereby instructs said proxies to vote said shares as indicated hereon. Unless indicated to the contrary, this proxy shall be voted "For" all proposals relating to the Fund. The proxies are hereby authorized to vote in their discretion on any matter that may properly come before the meeting or any adjournment thereof. The undersigned hereby revokes any proxy previously given.

                           Note: Please sign exactly as your name appears on this proxy. If joint owners, both should sign this proxy. An authorized individual should sign corporate or partnership proxies in full corporate or partnership name. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give your full title.

                           DATE_____________________________
                               _____________________________
                               _____________________________

                           Signature(s) and Title(s), If Applicable


            THE BOARD OF DIRECTORS, INCLUDING THOSE DIRECTORS WHO ARE
              INDEPENDENT, RECOMMENDS A VOTE "FOR" EACH PROPOSAL.

PLEASE EXECUTE AND RETURN THE ENCLOSED PROXY PROMPTLY TO ENSURE THAT A QUORUM IS PRESENT AT THE SPECIAL MEETING. YOU CAN VOTE YOUR SHARES AT THE PROXY SOLICITORS' WEB SITE, BY TOLL-FREE TELEPHONE, BY MAIL, BY FACSIMILE OR IN PERSON. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE, IF YOU CHOOSE TO VOTE BY MAIL.

To vote by Telephone
1)  Read the Proxy Statement and have the Proxy Card below at hand.
2)  Call 1-800-xxx-xxxx
3) Enter the 12-digit Control Number set forth on the Proxy Card and follow the simple instructions.

To vote by Internet
1)  Read the Proxy Statement and have the Proxy Card below at hand.
2)  Go to web site WWW.XXXXX.COM
3) Enter the 12-digit Control Number set forth on the Proxy Card and follow the simple instructions.

This proxy will be voted as specified below with respect to the action to be taken on the following proposals. In the absence of any specification, this proxy will be voted IN FAVOR of the proposals. Please mark your vote below in blue or black ink. Do not use red ink.

1. To approve the Investment Advisory Agreement between The PBHG Funds, Inc., on behalf of PBHG Strategic Small Company Fund, with Pilgrim Baxter & Associates, Ltd.

                  FOR                       AGAINST           ABSTAIN
                  [  ]                        [  ]              [  ]


2. To approve the Investment Sub-Advisory Agreement for the PBHG Strategic Small Company Fund with:

    (a)  Pilgrim Baxter Value Investors, Inc.        FOR      AGAINST    ABSTAIN
                                                    [   ]      [   ]      [   ]

    (b)  THIS ITEM IS NOT APPLICABLE.


    (c)  THIS ITEM IS NOT APPLICABLE.



3. To approve the proposed changes to the Fund's fundamental investment restrictions.

    (a)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Issuer Diversification                       [   ]      [   ]      [   ]

    (b)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Borrowing Money and Issuing Senior           [   ]      [   ]      [   ]
    Securities

    (c)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Underwriting Securities                      [   ]      [   ]      [   ]

    (d)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Industry Concentration                       [   ]      [   ]      [   ]

    (e)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Purchasing or Selling Real Estate            [   ]      [   ]      [   ]

    (f)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Purchasing or Selling Commodities            [   ]      [   ]      [   ]

    (g)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Making Loans                                 [   ]      [   ]      [   ]

    (h)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Investing all Assets in an Open End          [   ]      [   ]      [   ]
    Fund

    (i)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Investing in Oil, Gas or Other Mineral       [   ]      [   ]      [   ]
    Exploration or Development Programs

    (j)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Investing in Companies for the Purpose       [   ]      [   ]      [   ]
    of Control

    (k)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Making Short Sales or Margin Purchases       [   ]      [   ]      [   ]

    (l)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Pledging Assets                              [   ]      [   ]      [   ]

    (m)  THIS ITEM IS NOT APPLICABLE.


4. To approve the Agreement and Plan of Reorganization and subsequent dissolution of the Maryland corporation.

                  FOR                       AGAINST           ABSTAIN
                  [  ]                        [  ]              [  ]

                              The PBHG Funds, Inc.
                  PBHG Global Technology & Communications Fund
                                 P.O. Box 219534
                           Kansas City, MO 64121-9534
                                 1-800-xxx-xxxx

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JANUARY 25, 2001

The undersigned hereby appoints Lee T. Cummings and John M. Zerr and each of them as proxies with full powers of substitution and revocation, to represent and to vote on behalf of the undersigned, all shares of the Fund referenced hereon (the "Fund"), which the undersigned is entitled to vote at a Special Meeting of Shareholders of the Fund to be held at the Peninsula Hotel, Le Grande Salle Room, 700 Fifth Avenue, New York, New York on January 25, 2001, at 10:00 A.M. and any adjournments thereof (the "Meeting"). The undersigned acknowledges receipt of the Notice of Meeting and Proxy Statement, and hereby instructs said proxies to vote said shares as indicated hereon. Unless indicated to the contrary, this proxy shall be voted "For" all proposals relating to the Fund. The proxies are hereby authorized to vote in their discretion on any matter that may properly come before the meeting or any adjournment thereof. The undersigned hereby revokes any proxy previously given.

                           Note: Please sign exactly as your name appears on this proxy. If joint owners, both should sign this proxy. An authorized individual should sign corporate or partnership proxies in full corporate or partnership name. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give your full title.

                           DATE_____________________________
                               _____________________________
                               _____________________________

                           Signature(s) and Title(s), If Applicable


            THE BOARD OF DIRECTORS, INCLUDING THOSE DIRECTORS WHO ARE
              INDEPENDENT, RECOMMENDS A VOTE "FOR" EACH PROPOSAL.

PLEASE EXECUTE AND RETURN THE ENCLOSED PROXY PROMPTLY TO ENSURE THAT A QUORUM IS PRESENT AT THE SPECIAL MEETING. YOU CAN VOTE YOUR SHARES AT THE PROXY SOLICITORS' WEB SITE, BY TOLL-FREE TELEPHONE, BY MAIL, BY FACSIMILE OR IN PERSON. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE, IF YOU CHOOSE TO VOTE BY MAIL.

To vote by Telephone
1)  Read the Proxy Statement and have the Proxy Card below at hand.
2)  Call 1-800-xxx-xxxx
3) Enter the 12-digit Control Number set forth on the Proxy Card and follow the simple instructions.

To vote by Internet
1)  Read the Proxy Statement and have the Proxy Card below at hand.
2)  Go to web site WWW.XXXXX.COM
3) Enter the 12-digit Control Number set forth on the Proxy Card and follow the simple instructions.

This proxy will be voted as specified below with respect to the action to be taken on the following proposals. In the absence of any specification, this proxy will be voted IN FAVOR of the proposals. Please mark your vote below in blue or black ink. Do not use red ink.

1. To approve the Investment Advisory Agreement between The PBHG Funds, Inc., on behalf of PBHG Global Technology & Communications Fund, with Pilgrim Baxter & Associates, Ltd.

                  FOR                       AGAINST           ABSTAIN
                  [  ]                        [  ]              [  ]


2.  THIS ITEM IS NOT APPLICABLE.


    (a)  THIS ITEM IS NOT APPLICABLE.


    (b)  THIS ITEM IS NOT APPLICABLE.


    (c)  THIS ITEM IS NOT APPLICABLE.



3. To approve the proposed changes to the Fund's fundamental investment restrictions.

    (a)  THIS ITEM IS NOT APPLICABLE.

    (b)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Borrowing Money and Issuing Senior           [   ]      [   ]      [   ]
    Securities

    (c)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Underwriting Securities                      [   ]      [   ]      [   ]

    (d)  THIS ITEM IS NOT APPLICABLE.

    (e)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Purchasing or Selling Real Estate            [   ]      [   ]      [   ]

    (f)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Purchasing or Selling Commodities            [   ]      [   ]      [   ]

    (g)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Making Loans                                 [   ]      [   ]      [   ]

    (h)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Investing all Assets in an Open End          [   ]      [   ]      [   ]
    Fund

    (i)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Investing in Oil, Gas or Other Mineral       [   ]      [   ]      [   ]
    Exploration or Development Programs

    (j)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Investing in Companies for the Purpose       [   ]      [   ]      [   ]
    of Control

    (k)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Making Short Sales or Margin Purchases       [   ]      [   ]      [   ]

    (l)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Pledging Assets                              [   ]      [   ]      [   ]

    (m)  THIS ITEM IS NOT APPLICABLE.


4. To approve the Agreement and Plan of Reorganization and subsequent dissolution of the Maryland corporation.

                  FOR                       AGAINST           ABSTAIN
                  [  ]                        [  ]              [  ]

                              The PBHG Funds, Inc.
                            PBHG Large Cap Value Fund
                                 P.O. Box 219534
                           Kansas City, MO 64121-9534
                                 1-800-xxx-xxxx

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JANUARY 25, 2001

The undersigned hereby appoints Lee T. Cummings and John M. Zerr and each of them as proxies with full powers of substitution and revocation, to represent and to vote on behalf of the undersigned, all shares of the Fund referenced hereon (the "Fund"), which the undersigned is entitled to vote at a Special Meeting of Shareholders of the Fund to be held at the Peninsula Hotel, Le Grande Salle Room, 700 Fifth Avenue, New York, New York on January 25, 2001, at 10:00 A.M. and any adjournments thereof (the "Meeting"). The undersigned acknowledges receipt of the Notice of Meeting and Proxy Statement, and hereby instructs said proxies to vote said shares as indicated hereon. Unless indicated to the contrary, this proxy shall be voted "For" all proposals relating to the Fund. The proxies are hereby authorized to vote in their discretion on any matter that may properly come before the meeting or any adjournment thereof. The undersigned hereby revokes any proxy previously given.

                           Note: Please sign exactly as your name appears on this proxy. If joint owners, both should sign this proxy. An authorized individual should sign corporate or partnership proxies in full corporate or partnership name. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give your full title.

                           DATE_____________________________
                               _____________________________
                               _____________________________

                           Signature(s) and Title(s), If Applicable


            THE BOARD OF DIRECTORS, INCLUDING THOSE DIRECTORS WHO ARE
              INDEPENDENT, RECOMMENDS A VOTE "FOR" EACH PROPOSAL.

PLEASE EXECUTE AND RETURN THE ENCLOSED PROXY PROMPTLY TO ENSURE THAT A QUORUM IS PRESENT AT THE SPECIAL MEETING. YOU CAN VOTE YOUR SHARES AT THE PROXY SOLICITORS' WEB SITE, BY TOLL-FREE TELEPHONE, BY MAIL, BY FACSIMILE OR IN PERSON. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE, IF YOU CHOOSE TO VOTE BY MAIL.

To vote by Telephone
1)  Read the Proxy Statement and have the Proxy Card below at hand.
2)  Call 1-800-xxx-xxxx
3) Enter the 12-digit Control Number set forth on the Proxy Card and follow the simple instructions.

To vote by Internet
1)  Read the Proxy Statement and have the Proxy Card below at hand.
2)  Go to web site WWW.XXXXX.COM
3) Enter the 12-digit Control Number set forth on the Proxy Card and follow the simple instructions.

This proxy will be voted as specified below with respect to the action to be taken on the following proposals. In the absence of any specification, this proxy will be voted IN FAVOR of the proposals. Please mark your vote below in blue or black ink. Do not use red ink.

1. To approve the Investment Advisory Agreement between The PBHG Funds, Inc., on behalf of PBHG Large Cap Value Fund, with Pilgrim Baxter & Associates, Ltd.

                  FOR                       AGAINST           ABSTAIN
                  [  ]                        [  ]              [  ]


2. To approve the Investment Sub-Advisory Agreement for the PBHG Large Cap Value Fund with:

    (a)      Pilgrim Baxter Value Investors, Inc.    FOR      AGAINST    ABSTAIN
                                                    [   ]      [   ]      [   ]

    (b)      THIS ITEM IS NOT APPLICABLE.


    (c)      THIS ITEM IS NOT APPLICABLE.



3. To approve the proposed changes to the Fund's fundamental investment restrictions.

    (a)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Issuer Diversification                       [   ]      [   ]      [   ]

    (b)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Borrowing Money and Issuing Senior           [   ]      [   ]      [   ]
    Securities

    (c)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Underwriting Securities                      [   ]      [   ]      [   ]

    (d)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Industry Concentration                       [   ]      [   ]      [   ]

    (e)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Purchasing or Selling Real Estate            [   ]      [   ]      [   ]

    (f)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Purchasing or Selling Commodities            [   ]      [   ]      [   ]

    (g)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Making Loans                                 [   ]      [   ]      [   ]

    (h)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Investing all Assets in an Open End          [   ]      [   ]      [   ]
    Fund

    (i)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Investing in Oil, Gas or Other Mineral       [   ]      [   ]      [   ]
    Exploration or Development Programs

    (j)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Investing in Companies for the Purpose       [   ]      [   ]      [   ]
    of Control

    (k)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Making Short Sales or Margin Purchases       [   ]      [   ]      [   ]

    (l)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Pledging Assets                              [   ]      [   ]      [   ]

    (m)  THIS ITEM IS NOT APPLICABLE.



4. To approve the Agreement and Plan of Reorganization and subsequent dissolution of the Maryland corporation.

                  FOR                       AGAINST           ABSTAIN
                  [  ]                        [  ]              [  ]